STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                       Management Discussion and Analysis
                                  December 2002

The market environment was particularly challenging in 2002. Economic growth was sluggish despite the strength in housing and consumer spending. Corporations faced significant headwinds as stock prices declined, earnings disappointed and aggressive accounting practices and fraud were exposed. The turbulent shakeout of troubled companies was further exacerbated by a liquidity crunch as several companies were forced to downsize funding in the commercial paper market and banks demanded greater concessions from borrowers. Over the past year, markets were volatile and investors sought the safe haven of Treasuries. Two-, five - and ten-year Treasuries fell more than 120 basis points and in November, the Fed lowered the funds rate to 1.25% as the economy showed signs of faltering.

For 2002, high quality sectors outperformed Treasuries while risky assets, such as high yield, were plagued by high defaults and posted negative total returns. For the Fund, most of the performance lag was derived from the underperformance in select corporate holdings, a modestly shorter duration and an overweight in 30 year Treasuries which failed to keep pace with declining intermediate yields. Looking back on the past year's performance shortfall, despite a more defensive posture than previous years, the volatility in corporate bonds and a substantial Treasury rally posed a greater hurdle to performance than we anticipated.

Looking ahead, we continue to believe the economic recovery faces considerable headwinds despite aggressive fiscal and monetary stimulus. Weak business spending, anemic job growth and significant excess capacity are only partly offset by the resiliency in the consumer and housing market. Given the vulnerable state of the economy and the uncertain outcome of war with Iraq, we remain cautious in our expectation for growth and expect Fed policy to remain accommodative during the first half of 2003. In a more range bound interest rate environment, we find Treasuries less attractive versus higher yielding sectors. In the credit market, with many companies focused on improving cash flow and profitability, we look to capitalize on the deleveraging trend taking place in the corporate sector. The Fund has a well-diversified corporate bond position that emphasizes stable to improving BBB and BB rated companies. We have increased our allocation to Treasury inflation protected securities which are attractively priced versus nominal Treasuries given a low breakeven rate of inflation versus actual 2.4% headline CPI. In the mortgage market, we expect that prices have peaked with the origination of 5.5% 30-year mortgages. With mortgage rates having little room to drift lower, the majority of refinancing activity is behind us and we believe mortgages represent good value versus Treasuries.

In summary, we are mindful of the potential difficulties facing the economy and a continued recovery. Our investment posture remains modestly defensive until we get a firmer indication of improved prospects for growth. As always, we look forward to serving you in the coming year and thank you for your continued support.

/s/ Catherine A. Powers

Catherine A. Powers

--------------------------------------------------------------------------------
                    Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

Comparison of Change in Value of $100,000 Investment in Standish Fixed Income
          Fund, Lehman Gov't/Corp Index, and Lehman Aggregate Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                      Lehman      Lehman
                    Standish Fixed  Gov't/Corp   Aggregate
                      Income Fund     Index        Index

                        100000        100000      100000
                         98600         97340       97260
                         97700         96902       96881
                         98850         98104       98218
                         98850         97888       98139
                         98698         97340       97609
                         96613         95247       95530
                         98647         98819       98931
                         99581         99451       99722
                        100619        100813      101079
                        104275        104261      104637
                        105811        105460      105882
                        105016        104416      104886
                        104692        103811      104320
                        104150        103115      103621
                        106261        105445      106118
                        105985        104844      105567
                        106040        105117      105841
                        108365        107419      108233
                        110175        109320      110268
                        109044        108085      108934
                        109213        108453      109053
                        110778        109895      110624
                        110199        109060      109827
                        110547        109649      110300
                        112506        111962      112605
                        115474        114717      115566
                        118918        118456      119080
                        121286        120920      121616
                        119586        119046      119816
                        120254        119570      120427
                        122988        122607      123390
                        123921        123710      124562
                        124231        123896      124898
                        122960        122186      123412
                        123278        122455      123807
                        123596        122467      123893
                        122815        121340      122754
                        126196        124859      126387
                        128147        126882      128422
                        130473        128455      130194
                        128811        126593      128450
                        129277        127643      129516
                        130636        129341      131160
                        133491        132161      133980
                        135666        134156      136071
                        137816        135659      137758
                        139550        136826      138929
                        139966        137770      139887
                        141873        139354      141398
                        142861        140009      142218
                        142367        139855      142147
                        144591        141617      144123
                        147677        144874      147236
                        151193        147902      150225
                        153243        149219      151892
                        154488        150711      153290
                        159638        155790      157843
                        157201        153484      155696
                        158952        154298      156708
                        158127        153449      155830
                        158980        154370      156952
                        162857        157364      159919
                        165960        159678      162126
                        168724        163765      165433
                        170620        165223      167104
                        171647        167470      169092
                        168106        164908      166843
                        167865        164759      166877
                        170632        167593      169530
                        174784        171247      172785
                        179184        174808      175809
                        180679        175403      176547
                        182285        176753      177783
                        182792        176665      178014
                        186848        180675      181236
                        189083        181832      182269
                        193294        186014      185459
                        193208        186665      185960
                        195306        187430      186648
                        193558        185312      185061
                        195586        186128      186061
                        198808        188920      188572
                        193929        184801      185291
                        187763        180273      180715
                        185513        178777      179269
                        184950        178455      179251
                        184224        178045      178857
                        187561        181624      182416
                        187847        181696      182635
                        185464        178953      179950
                        185367        178756      179788
                        184979        178434      179393
                        186045        179612      180630
                        189193        183060      184207
                        193325        187307      188591
                        194211        188562      189741
                        197507        191183      192398
                        204900        199194      199844
                        205699        200787      201302
                        206105        200013      200859
                        208741        202572      203283
                        210768        204630      205255
                        214060        207638      207923
                        217352        211064      211042
                        220540        214166      213997
                        222438        215494      215409
                        218643        210926      211661
                        217062        209154      210180
                        216313        207711      209003
                        215885        207358      208585
                        218880        210136      211380
                        219749        210620      211950
                        219857        210114      211590
                        224526        213854      215272
                        229594        218837      220051
                        234111        222870      223814
                        232616        220396      221732
                        233862        220661      222419
                        235109        221124      222975
                        232249        218493      220500
                        235354        221683      223808
                        237883        223745      225934
                        240987        226429      228623
                        247403        233358      234796
                        245303        230745      232800
                        249267        234367      236245
                        251397        238117      239671
                        252343        239379      240773
                        254818        241893      243205
                        257635        245303      246318
                        257390        244813      246121
                        259109        245572      246958
                        260476        246807      248247
                        262713        249458      250593
                        264545        252002      252723
                        264924        252204      253254
                        264292        257132      257377
                        268606        264486      263399
                        262580        262608      262003
                        267837        264184      263497
                        268195        264818      264287
                        270726        266698      266164
                        266197        260350      261506
                        269004        261652      262944
                        271168        262306      263785
                        269004        259604      261464
                        267438        258800      260627
                        265512        258075      259533
                        264411        257869      259403
                        266886        260189      262412
                        265768        260866      263383
                        266746        260709      263357
                        266307        259119      262093
                        265885        259041      261228
                        268756        262279      264389
                        270773        266056      267878
                        269168        264753      267102
                        268877        264514      266979
                        275470        269910      272532
                        277991        272769      275007
                        281401        276615      278994
                        283488        277700      280752
                        284091        279449      282605
                        286501        284228      287226
                        293360        289827      292568
                        301117        294644      297466
                        302513        297685      300058
                        302523        299052      301563
                        301420        296809      300312
                        303783        298516      302126
                        303442        303259      299950
                        310004        310039      307425
                        313045        311371      313592
                        312580        314236      317244
                        318594        322208      323884
                        315831        319418      316921
                        314368        317374      314417
                        316859        316733      319957
                        319184        319422      323058
                        314541        312940      317684
                        319253        319003      323845
                        322451        321946      326596
                        324802        324685      329422
                        328042        328596      333395
                        333157        335964      339024
                        337766        343190      344515
                        335010        339909      342945
                        336043        340109      342854
                        342303        349122      349936

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                                                               Since
                                                             Inception
    1 Year         3 Year         5 Year        10 Year      03/30/1987
    ------         ------         ------        -------      ----------

    8.89%          8.75%          6.09%          7.22%          8.13%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

          Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                            $  944,097,647
  Receivable for Fund shares sold                                        43,630
  Miscellaneous receivable                                                7,165
  Prepaid expenses                                                        7,351
                                                                 --------------
    Total assets                                                    944,155,793

LIABILITIES
  Payable for Fund shares redeemed                     $ 666,238
  Distributions payable                                2,221,075
  Accrued accounting, custody and transfer agent fees      7,667
  Accrued trustees' fees and expenses (Note 2)               500
  Accrued expenses and other liabilities                  20,261
                                                      ----------
    Total liabilities                                                 2,915,741
                                                                 --------------
NET ASSETS                                                       $  941,240,052
                                                                 ==============
NET ASSETS CONSIST OF:
  Paid-in capital                                                $1,132,251,122
  Accumulated net realized loss                                    (218,068,728)
  Undistributed net investment income                                 1,614,543
  Net unrealized appreciation                                        25,443,115
                                                                 --------------
TOTAL NET ASSETS                                                 $  941,240,052
                                                                 ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            47,789,686
                                                                 ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $        19.70
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $56,682,353
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $2,623)                                766,771
  Expenses allocated from Portfolio                                  (4,163,249)
                                                                    -----------
    Net investment income allocated from Portfolio                   53,285,875
EXPENSES
  Accounting, custody, and transfer agent fees          $   96,502
  Legal and audit services                                  89,872
  Registration fees                                         45,800
  Insurance expense                                          4,351
  Trustees' fees and expenses (Note 2)                       2,000
  Miscellaneous                                             43,587
                                                        ----------
      Total expenses                                       282,112

Deduct:
  Reimbursement of Fund operating expenses (Note 2)       (282,112)
                                                        ----------
      Net expenses                                                            0
                                                                    -----------
        Net investment income                                        53,285,875
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                    26,017,211
    Financial futures contracts                         (8,729,077)
    Written options transactions                           253,657
    Foreign currency transactions and forward foreign
      currency exchange contracts                       (4,362,305)
                                                        ----------
      Net realized gain                                              13,179,486
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                               29,407,617
    Financial futures contracts                         (6,103,538)
    Written options                                      2,068,404
    Foreign currency and forward foreign currency
      exchange contracts                                (1,580,897)
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                               23,791,586
                                                                    -----------
    Net realized and unrealized gain on investments                  36,971,072
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $90,256,947
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   53,285,875     $   127,451,286
  Net realized gain (loss)                                    13,179,486         (32,235,330)
  Change in net unrealized appreciation (depreciation)        23,791,586          50,139,865
                                                          --------------     ---------------
  Net increase in net assets from investment operations       90,256,947         145,355,821
                                                          --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                 (48,646,406)       (128,729,264)
                                                          --------------     ---------------
  Total distributions to shareholders                        (48,646,406)       (128,729,264)
                                                          --------------     ---------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            94,184,646         278,769,515
  Value of shares issued to shareholders in payment of
    distributions declared                                    34,960,251          97,066,312
  Cost of shares redeemed                                   (705,084,925)     (1,137,874,051)
                                                          --------------     ---------------
  Net decrease in net assets from Fund share
    transactions                                            (575,940,028)       (762,038,224)
                                                          --------------     ---------------
TOTAL DECREASE IN NET ASSETS                                (534,329,487)       (745,411,667)

NET ASSETS
  At beginning of year                                     1,475,569,539       2,220,981,206
                                                          --------------     ---------------
  At end of year (including undistributed net
    investment income of $1,614,543 and $324,016)         $  941,240,052     $ 1,475,569,539
                                                          ==============     ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                            2002     2001(A)       2000        1999        1998
                                          --------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR        $  18.93  $    18.92  $    18.55  $    20.13  $    20.80
                                          --------  ----------  ----------  ----------  ----------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                   0.93        1.22        1.35        1.34        1.37
  Net realized and unrealized gain
    (loss) on investments                     0.71        0.10        0.47       (1.47)      (0.30)
                                          --------  ----------  ----------  ----------  ----------
Total from investment operations              1.64        1.32        1.82       (0.13)       1.07
                                          --------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.87)      (1.31)      (1.45)      (1.42)      (1.38)
  From net realized gain on investments         --          --          --       (0.03)      (0.36)
                                          --------  ----------  ----------  ----------  ----------
Total distributions to shareholders          (0.87)      (1.31)      (1.45)      (1.45)      (1.74)
                                          --------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR              $  19.70  $    18.93  $    18.92  $    18.55  $    20.13
                                          ========  ==========  ==========  ==========  ==========
TOTAL RETURN+                                 8.89%       7.16%      10.21%      (0.70)%       5.25%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                  0.38%       0.38%       0.37%       0.36%       0.36%
  Net Investment Income (to average
    daily net assets)*                        4.86%       6.35%       7.23%       6.85%       6.54%
  Net Assets, End of Year (000's
    omitted)                              $941,240  $1,475,570  $2,220,981  $2,910,545  $3,392,570

-----------------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share would have been:

Net investment income per share(1)        $   0.93         N/A         N/A         N/A         N/A
Ratios (to average daily net assets):
  Expenses                                    0.42%        N/A         N/A         N/A         N/A
  Net investment income                       4.82%        N/A         N/A         N/A         N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absense of the expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The objective of the Fund is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by the Portfolio investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, options, futures, interest rate floor, capital loss carryforwards, losses deferred due to wash sales, paydown gains and losses, and amortization and/or accretion of premiums and discounts on certain securities.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily reimbursed the Fund for $282,112 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2002, aggregated $94,362,926 and $735,911,427, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                       4,867,816            14,499,016
      Shares issued to shareholders in payment of
        distributions declared                                          1,827,424             5,087,203
      Shares redeemed                                                 (36,871,959)          (59,033,911)
                                                                 ----------------      ----------------
      Net decrease                                                    (30,176,719)          (39,447,692)
                                                                 ================      ================

      At December 31, 2002, one shareholder held of record approximately 11% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $64,780,675, $118,614,149 and $36,020,187, which expire on
      December 31, 2007, 2008 and 2009, respectively. The Fund elected to defer to its fiscal year ending December 31, 2003 $0 of losses recognized during the period November 1, 2002 to December 31, 2002.

      The tax character of distributions paid during 2002 was as follows:

                                                                      AMOUNT
                                                                    -----------

      Distributions paid from:
        Ordinary income                                             $48,646,406

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                 $ 2,894,230
      Capital loss carry-forward                                    219,415,011

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 107.1%

ASSET BACKED -- 9.6%
Advanta Mortgage Loan Trust 1997-4 M1       7.040%       01/25/2029         USD      2,795,492      $    2,886,346
Advanta Mortgage Loan Trust 1999-3 A4       7.750%       10/25/2026                  2,300,000           2,433,170
ARG Funding Corp. 1999-1A A3                6.020%       05/20/2005                    400,000             402,000
Asset Backed Securities Corp. Home
  Equity 2001-HE2 A1(a)                     1.680%       06/15/2031                  1,951,407           1,952,216
Chase Funding Mortgage Loan Asset Backed
  2002-3 2A1(a)                             1.740%       08/25/2032                  2,838,220           2,843,099
Citibank Credit Card Issuance Trust
  2000-C1                                   7.450%       09/15/2007                  3,250,000           3,547,044
Citibank Credit Card Issuance Trust
  2001-C3                                   6.650%       05/15/2008                  1,950,000           2,103,884
Daimler Chrysler Auto Trust 2001-C A3       4.210%       07/06/2005                 19,000,000          19,425,748
Discover Card Master Trust I 1998-7 A       5.600%       05/16/2006                 12,227,000          12,659,546
First USA Credit Card Master Trust
  1996-6 A(a)                               1.571%       07/10/2006                  2,384,000           2,383,620
First USA Credit Card Master Trust
  1997-7 B(a)                               1.730%       05/17/2007                  9,430,000           9,444,718
Fleet Credit Card Master Trust II 2000-A
  C                                         7.700%       07/15/2005                 10,000,000          10,068,510
GSAMP Trust 2002-NC1 A2(a)                  1.740%       07/25/2032                  1,625,914           1,621,708
Harley-Davidson Motorcycle Trust 2001-3
  B                                         3.720%       10/15/2009                  3,830,113           3,906,360
MBNA Master Credit Card Trust 1996-J B      2.200%       02/15/2006                  1,985,000           1,986,906
MBNA Master Credit Card Trust 1999-D C      6.950%       11/17/2008                  1,535,000           1,647,675
Premier Auto Trust 1999-3 A4                6.430%       03/08/2004                  2,070,375           2,092,389
Residential Asset Securities Corp.
  2001-KS3 AII(a)                           1.650%       09/25/2031                  1,572,654           1,569,675
Residential Asset Securities Corp.
  2002-KS5 AI1(a)                           1.520%       07/25/2017                  2,840,035           2,839,378
SLMA Student Loan Trust 2001-2 A1L(a)       1.879%       09/27/2009                  5,221,028           5,222,659
                                                                                                    --------------
Total Asset Backed (Cost $90,726,997)                                                                   91,036,651
                                                                                                    --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
Bear Stearns Mortgage 1998-2 B              6.750%       04/30/2030                  2,473,180           2,449,222
Calwest Industrial Trust 2002-CALW A
  144A                                      6.127%       02/15/2017                  3,945,000           4,356,759
FNMA Grantor Trust 2002-T11 A               4.769%       04/25/2012                  1,670,063           1,761,726
FNMA Grantor Trust 2002-T3 A                5.139%       12/25/2011                  7,087,243           7,618,646
Merrill Lynch Mortgage Investors, Inc.
  1996-C2 B                                 6.960%       11/21/2028                    510,000             564,944
Merrill Lynch Mortgage Investors, Inc.
  1996-C2 D Non-ERISA                       6.960%       11/21/2028                  1,030,000           1,127,971
Prudential Home Mortgage 1993-B 3B
  144A(a)                                   7.575%       04/28/2023                  1,842,630           1,838,024
                                                                                                    --------------
Total Collateralized Mortgage Obligations                                                               19,717,292
 (Cost $19,012,816)                                                                                 --------------

CORPORATE -- 18.9%

BANKING -- 3.8%
BankBoston NA                               6.375%       03/25/2008                    805,000             886,368
BankBoston NA                               6.375%       04/15/2008                    933,000           1,028,203
BB&T Corp.                                  6.500%       08/01/2011                     25,000              28,174
First Union National Bank Sub Notes         7.800%       08/18/2010                  3,900,000           4,708,275
FleetBoston Corp.                           6.500%       03/15/2008                  2,950,000           3,213,960
National City Bank                          6.200%       12/15/2011                  2,300,000           2,517,093
National City Corp.                         6.875%       05/15/2019                  1,025,000           1,142,088

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
Union Planters Corp.                        7.750%       03/01/2011         USD      1,900,000      $    2,223,518
Wells Fargo & Co.                           4.250%       08/15/2003                 15,000,000          15,239,998
Wells Fargo & Co.                           5.000%       11/15/2014                  4,535,000           4,604,113
                                                                                                    --------------
                                                                                                        35,591,790
                                                                                                    --------------
BASIC INDUSTRY -- 2.0%
Alcoa, Inc.                                 4.250%       08/15/2007                  1,450,000           1,509,631
Crompton Corp. Senior Notes                 8.500%       03/15/2005                  1,505,000           1,525,662
Dial Corp.                                  7.000%       08/15/2006                  1,425,000           1,547,443
International Paper Co.                     6.750%       09/01/2011                  1,350,000           1,504,770
Occidental Petroleum Senior Notes           8.450%       02/15/2029                  1,300,000           1,668,762
Pinnacle Partners 144A Senior Notes         8.830%       08/15/2004                  3,075,000           2,829,000
Republic Services, Inc.                     7.125%       05/15/2009                  4,375,000           4,844,394
Tosco Corp.                                 7.800%       01/01/2027                    201,000             245,081
Tosco Corp.                                 8.125%       02/15/2030                    450,000             573,272
Westvaco Corp.                              8.200%       01/15/2030                  2,001,000           2,363,554
                                                                                                    --------------
                                                                                                        18,611,569
                                                                                                    --------------
CAPITAL GOODS -- 1.5%
Allied Waste Industries 144A Notes          7.625%       01/01/2006                  5,200,000           5,148,000
American Standard, Inc.                     7.375%       02/01/2008                    500,000             522,500
Lockheed Martin Corp.                       8.200%       12/01/2009                  1,045,000           1,281,819
Lockheed Martin Corp.                       8.500%       12/01/2029                  1,200,000           1,601,011
Northrop Grumman Corp.                      7.125%       02/15/2011                    820,000             931,219
Northrop Grumman Corp.                      7.750%       02/15/2031                  2,360,000           2,813,289
NVR Inc. Senior Notes                       8.000%       06/01/2005                    760,000             786,600
Raytheon Co.                                5.500%       11/15/2012                    755,000             766,724
SPX Corp. Senior Notes                      7.500%       01/01/2013                    395,000             399,937
Stone Container Corp. Senior Notes          8.375%       07/01/2012                    369,000             378,225
                                                                                                    --------------
                                                                                                        14,629,324
                                                                                                    --------------
COMMUNICATIONS -- 0.2%
Comcast Cable Communication Senior Notes
  NCL                                       6.750%       01/30/2011                  1,472,000           1,530,778
                                                                                                    --------------
CONSUMER CYCLICAL -- 1.9%
Cox Communications, Inc.                    7.750%       11/01/2010                  2,975,000           3,372,531
ERAC USA Finance Company 144A               8.250%       05/01/2005                  1,950,000           2,142,963
Ford Motor Co.                              7.450%       07/16/2031                  2,690,000           2,341,149
Harrahs Operating Co., Inc.                 7.125%       06/01/2007                  1,278,000           1,409,082
International Flavors & Fragrance           6.450%       05/15/2006                    800,000             861,920
Liberty Media Corp.                         7.875%       07/15/2009                  2,160,000           2,348,676
MGM Mirage, Inc.                            6.950%       02/01/2005                    720,000             741,600
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                 8.125%       01/01/2006                  1,200,000           1,257,000
News America Inc. Deb Notes 144A            7.625%       11/30/2028                  1,400,000           1,422,138
TCI Communications, Inc.                    7.875%       02/15/2026                    825,000             841,718
Univision Communications, Inc.              7.850%       07/15/2011                  1,007,000           1,143,291
                                                                                                    --------------
                                                                                                        17,882,068
                                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL -- 3.1%
Ahold Finance USA, Inc.                     6.875%       05/01/2029         USD      1,000,000      $      911,014
Amerisourcebergen Corp. 144A Senior
  Notes                                     7.250%       11/15/2012                    275,000             282,562
Amerisourcebergen Corp. Senior Notes        8.125%       09/01/2008                    950,000           1,016,500
Aramark Services, Inc.                      7.000%       07/15/2006                  4,890,000           5,167,108
Aramark Services, Inc.                      7.000%       05/01/2007                  2,825,000           2,973,086
Archer-Daniels-Midland                      5.935%       10/01/2032                  2,100,000           2,120,348
Ball Corp. Senior Notes 144A                6.875%       12/15/2012                    740,000             743,700
HCA - The Healthcare Co. Senior Notes       7.875%       02/01/2011                  2,180,000           2,428,905
HJ Heinz Finance Co. 144A                   6.750%       03/15/2032                  2,575,000           3,066,336
Kroger Co.                                  7.500%       04/01/2031                  1,252,000           1,389,202
Quest Diagnostics, Inc.                     6.750%       07/12/2006                    795,000             863,428
Quest Diagnostics, Inc.                     7.500%       07/12/2011                  1,990,000           2,273,209
Tenet Healthcare Corp. Senior Notes         6.375%       12/01/2011                  2,340,000           2,103,800
Tricon Global Restaurant, Inc. Senior
  Notes                                     7.650%       05/15/2008                    275,000             288,750
Tricon Global Restaurant, Inc. Senior
  Notes                                     8.875%       04/15/2011                  3,060,000           3,335,400
                                                                                                    --------------
                                                                                                        28,963,348
                                                                                                    --------------
ELECTRIC -- 0.2%
Dominion Resources, Inc. Senior Notes       5.700%       09/17/2012                  1,025,000           1,066,356
Niagara Mohawk Power                        7.625%       10/01/2005                    593,536             655,474
                                                                                                    --------------
                                                                                                         1,721,830
                                                                                                    --------------
ENERGY -- 1.3%
Devon Energy Corp.                          7.950%       04/15/2032                  1,600,000           1,917,491
Progress Energy, Inc.                       7.000%       10/30/2031                  2,400,000           2,511,600
Waste Management, Inc.                      6.875%       05/15/2009                  6,940,000           7,428,368
Waste Management, Inc.                      7.375%       05/15/2029                     50,000              51,777
                                                                                                    --------------
                                                                                                        11,909,236
                                                                                                    --------------
FINANCIAL -- 3.3%
Allstate Corp. Senior Notes                 6.125%       12/15/2032                    733,000             743,087
Archstone-Smith Trust REIT                  5.000%       08/15/2007                  1,675,000           1,702,360
Archstone-Smith Trust REIT                  6.500%       02/15/2012                  1,975,000           2,089,571
Boston Properties, Inc. 144A REIT           6.250%       01/15/2013                  1,172,000           1,190,595
CarrAmerica Realty Corp. Senior Notes       7.125%       01/15/2012                    915,000             976,149
Citigroup, Inc. Sub Notes                   5.625%       08/27/2012                  2,495,000           2,631,427
Duke Realty Investments REIT Senior
  Notes                                     6.950%       03/15/2011                     25,000              27,304
Duke Realty LP REIT                         5.875%       08/15/2012                  1,800,000           1,827,621
EOP Operating LP                            7.500%       04/19/2029                  1,260,000           1,314,055
General Electric Capital Corp.              6.000%       06/15/2012                  2,130,000           2,296,282
General Motors Acceptance Corp.             6.875%       08/28/2012                  1,250,000           1,237,721
General Motors Acceptance Corp.             8.000%       11/01/2031                  1,650,000           1,661,793
Goldman Sachs Group, Inc.                   5.700%       09/01/2012                    950,000             989,666
Healthcare Realty Trust Senior Notes        8.125%       05/01/2011                  1,090,000           1,178,726
Host Marriott LP REIT                       9.500%       01/15/2007                    900,000             913,500
Household Finance Corp.                     6.375%       10/15/2011                    475,000             497,463
Household Finance Corp.                     6.375%       11/27/2012                    580,000             612,188
Household Finance Corp.                     6.750%       05/15/2011                    310,000             331,075
Household Finance Corp.                     7.350%       11/27/2032                    290,000             314,782

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Jefferies Group, Inc. Senior Notes          7.750%       03/15/2012         USD      2,200,000      $    2,333,276
La Quinta Corp. REIT                        7.820%       09/10/2026                  1,125,000           1,136,250
Morgan Stanley Dean Witter                  6.600%       04/01/2012                  2,490,000           2,747,847
Petronas Capital Ltd. 144A                  7.875%       05/22/2022                  1,100,000           1,181,863
Simon Property Group LP                     6.625%       06/15/2003                  1,700,000           1,728,366
                                                                                                    --------------
                                                                                                        31,662,967
                                                                                                    --------------
PUBLIC UTILITY -- 1.1%
AES Corp. 144A                             10.000%       07/15/2005                    725,000             696,000
Anadarko Petroleum Corp.                    5.000%       10/01/2012                  2,157,000           2,180,855
Keyspan Corp. Senior Notes                  8.000%       11/15/2030                    970,000           1,233,326
NiSource Finance Corp.                      7.625%       11/15/2005                  2,000,000           2,130,160
Northern States Power Co. 144A              8.000%       08/28/2012                    775,000             872,996
Public Service Co. of CO 144A               7.875%       10/01/2012                  1,175,000           1,306,692
Southern National Gas Co.                   7.350%       02/15/2031                  2,075,000           1,722,250
                                                                                                    --------------
                                                                                                        10,142,279
                                                                                                    --------------
TECHNOLOGY -- 0.1%
L-3 Communications Corp. 144A Senior Sub
  Notes                                     7.625%       06/15/2012                    700,000             724,500
                                                                                                    --------------
TRANSPORTATION -- 0.4%
CSX Corp.                                   6.250%       10/15/2008                    865,000             958,439
Norfolk Southern Corp.                      7.050%       05/01/2037                  1,500,000           1,695,429
Norfolk Southern Corp. Senior Notes         7.250%       02/15/2031                    670,000             774,431
                                                                                                    --------------
                                                                                                         3,428,299
                                                                                                    --------------
Total Corporate (Cost $168,825,553)                                                                    176,797,988
                                                                                                    --------------
SOVEREIGN BONDS -- 0.9%
Dominican Republic 144A                     9.500%       09/27/2006                  2,150,000           2,287,063
Republic of South Africa                    8.500%       06/23/2017                  1,118,000           1,266,135
Republic of South Africa                    9.125%       05/19/2009                    850,000           1,013,625
Russian Federation                          5.000%       03/31/2030                  1,140,000             904,875
United Mexican States                       8.300%       08/15/2031                  3,210,000           3,386,550
                                                                                                    --------------
Total Sovereign Bonds (Cost $8,567,026)                                                                  8,858,248
                                                                                                    --------------
YANKEE BONDS -- 5.1%
Abbey National PLC                          7.950%       10/26/2029                  2,133,000           2,590,246
Abitibi-Consolidated, Inc.                  8.850%       08/01/2030                  1,410,000           1,511,854
Amvescap Senior Notes 144A                  6.600%       05/15/2005                  6,700,000           7,212,367
British Sky Broadcasting                    8.200%       07/15/2009                  2,410,000           2,632,964
British Telecom PLC                         8.875%       12/15/2030                    692,000             891,123
Carnival Corp.                              6.650%       01/15/2028                  2,800,000           2,636,279
Domtar, Inc.                                7.875%       10/15/2011                  2,090,000           2,437,402
Donohue Forest Products                     7.625%       05/15/2007                  2,575,000           2,686,080
Financement Quebec                          5.000%       10/25/2012                  5,775,000           5,953,067
Inco Ltd.                                   7.200%       09/15/2032                  1,100,000           1,079,441
Inco Ltd.                                   7.750%       05/15/2012                  1,155,000           1,284,995
Koninklijke KPN NV                          8.000%       10/01/2010                  1,325,000           1,552,883

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Nordea Bank Sweden AB 144A                  5.250%       11/30/2012         USD      3,710,000      $    3,806,309
Royal Bank of Scotland                      9.118%       03/31/2049                  3,975,000           4,904,077
Royal Caribbean Cruises Senior Notes        8.750%       02/02/2011                  2,350,000           2,150,250
Teck Cominico Ltd.                          7.000%       09/15/2012                  1,865,000           1,824,397
Tembec Industries, Inc.                     8.500%       02/01/2011                  1,000,000           1,005,000
Tyco International Group SA                 5.875%       11/01/2004                  2,440,000           2,354,600
UPM-Kymmene Corp. Senior Notes              5.625%       12/01/2014                    895,000             934,935
                                                                                                    --------------
Total Yankee Bonds (Cost $46,597,747)                                                                   49,448,269
                                                                                                    --------------
NON-AGENCY -- 2.4%
PASS THRU SECURITIES -- 2.4%
CS First Boston Mortgage Securities
  Corp. 2001-CF2 A4                         6.505%       02/15/2034                    825,000             930,109
DLJ Commercial Mortgage Corp.
  1998-CF2 B1(a)                            7.291%       11/12/2031                  1,375,000           1,527,650
First Chicago/Lennar Trust
  1997-CHL1-D(a)                            7.999%       04/29/2039                  7,610,000           7,732,475
GMAC Commercial Mortgage Securities,
  Inc. 1996-C1 F Non-ERISA                  7.860%       11/15/2006                    325,000             342,393
JP Morgan Commercial Mortgage Finance
  Corp. 1997-C5 A3                          7.088%       09/15/2029                  1,300,000           1,475,033
Morgan Stanley Capital 1998-HF1 E(a)        7.572%       03/15/2030                  5,800,000           6,430,750
Morgan Stanley Dean Witter Capital I
  2001-IQA A1                               4.570%       12/18/2032                  4,295,844           4,467,678
                                                                                                    --------------
Total Non-Agency (Cost $21,588,905)                                                                     22,906,088
                                                                                                    --------------
U.S. GOVERNMENT AGENCY -- 50.4%
PASS THRU SECURITIES -- 50.4%
FHLMC                                       7.000%       11/01/2031                  1,483,665           1,559,417
FHLMC (TBA)#                                6.000%       01/01/2018                  2,950,000           3,083,670
FHLMC Gold                                  4.500% 11/01/2007 - 12/01/2007           5,595,776           5,737,418
FHLMC Gold                                  5.000%       11/01/2007                  4,518,119           4,679,077
FHLMC Gold                                  6.000% 07/01/2017 - 10/01/2017          27,833,979          29,125,323
FHLMC Gold                                  6.500%       05/01/2011                  2,076,060           2,205,727
FHLMC Gold (TBA)#                           7.000%       01/01/2026                  4,250,000           4,466,484
FNMA                                        5.703%       05/25/2011                  1,712,008           1,885,299
FNMA#                                       6.000% 06/01/2003 - 02/01/2031         157,692,550         162,373,855
FNMA                                        6.500% 06/01/2029 - 09/01/2032          23,491,462          24,470,540
FNMA                                        7.000% 01/01/2027 - 09/01/2032          84,760,998          89,140,372
FNMA                                        7.500%       11/01/2029                      5,998               6,373
FNMA                                        8.500%       06/01/2012                    140,819             153,502
FNMA (TBA)#                                 5.000%       02/01/2018                  9,175,000           9,361,363
FNMA (TBA)#                                 5.500% 02/01/2018 - 02/01/2033          50,200,000          51,446,413
FNMA (TBA)#                                 6.500%       01/01/2033                 63,600,000          66,203,657
FNMA (TBA)#                                 6.500%       02/01/2028                  9,225,000           9,585,347
GNMA                                        6.500% 07/15/2032 - 09/15/2032           9,828,876          10,323,211
GNMA                                        9.000%       02/15/2021                     55,858              62,121
                                                                                                    --------------
                                                                                                       475,869,169
                                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                       PAR              VALUE
SECURITY                                     RATE         MATURITY                    VALUE           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.6%

TREASURY BONDS -- 5.6%
U.S. Treasury Bond+                         5.375%       02/15/2031         USD     19,932,000      $   21,728,989
U.S. Treasury Bond                          6.250%       05/15/2030                 26,149,000          31,291,985
                                                                                                    --------------
                                                                                                        53,020,974
                                                                                                    --------------
TREASURY NOTES -- 7.0%
U.S. Treasury Inflation Index Note          3.875%       01/15/2009                 58,267,215          64,940,618
U.S. Treasury Note                          2.000%       11/30/2004                    800,000             806,625
                                                                                                    --------------
                                                                                                        65,747,243
                                                                                                    --------------
Total U.S. Treasury Obligations
 (Cost $117,215,141)                                                                                   118,768,217
                                                                                                    --------------
FOREIGN DENOMINATED -- 5.1%

DENMARK -- 0.4%
Denmark Realkredit                          5.000%       10/01/2019         DKK     23,851,422           3,387,537
                                                                                                    --------------
EURO -- 4.7%
Bundes Obligation Series 136                5.000%       08/19/2005         USD      8,375,000           9,237,822
Deutschland Republic                        4.125%       07/04/2008                  1,485,000           1,597,176
Deutschland Republic                        5.000%       07/04/2011                  1,940,000           2,159,606
Deutschland Republic                        5.250%       07/04/2010                  1,280,000           1,450,809
Deutschland Republic                        5.250%       01/04/2011                 10,995,000          12,472,372
Deutschland Republic                        5.625%       01/04/2028                  5,222,205           6,077,944
Kingdom of Belgium                          5.750%       09/28/2010                    375,000             436,961
Kingdom of Belgium Series 38                5.000%       09/28/2012                  4,100,000           4,529,708
Sappi Pappier Holding AG 144A               6.750%       06/15/2012                  1,401,000           1,548,790
Spanish Government                          5.000%       07/30/2012                  4,100,000           4,544,421
                                                                                                    --------------
                                                                                                        44,055,609
                                                                                                    --------------
Total Foreign Denominated (Cost $39,717,509)                                                            47,443,146
                                                                                                    --------------
TOTAL BONDS AND NOTES (COST $983,122,014)                                                            1,010,845,068
                                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                       VALUE
SECURITY                                                                  SHARES     (NOTE 1A)
-------------------------------------------------------------------------------------------------
EQUITIES -- 0.0%

COMMON STOCKS -- 0.0%
GH Water Supply Holdings Ltd. (Hong Kong)                                  87,018  $            0
Guangdong Alliance Ltd. 144A (Hong Kong)*                                 228,997               0
HK Property Co. (Hong Kong)*                                              228,997               0
                                                                                   --------------
TOTAL EQUITIES (COST $0)                                                                        0
                                                                                   --------------
PREFERRED STOCKS -- 0.8%

CONVERTIBLE PREFERRED STOCKS -- 0.2%
Equity Office Properties Trust 144A CVT Pfd
  REIT                                                                     50,600       2,226,400
                                                                                   --------------
Total Convertible Preferred Stocks (Cost $2,513,200)                                    2,226,400
                                                                                   --------------
NON-CONVERTIBLE PREFERRED STOCKS -- 0.6%
Golden State Bancorp 9.125% Pfd                                           219,000       5,696,190
                                                                                   --------------
Total Non-Convertible Preferred Stocks (Cost $5,475,840)                                5,696,190
                                                                                   --------------
TOTAL PREFERRED STOCKS (COST $7,989,040)                                                7,922,590
                                                                                   --------------

                                                                      CONTRACT
                                                                        SIZE
                                                                        ----
PURCHASED OPTIONS -- 0.2%
6 Month 30 Yr PYR IRS Put, 6.45%, 01/09/2003
  (USD)                                                                    63,400               0
Floor 3 month LIBOR, Strike Price 4.00,
  05/29/2003 (USD)                                                      1,130,000       1,484,015
JPY Put/USD Call, Strike Price 150.00,
  02/02/2004 (USD)                                                     38,880,000          31,104
UST 4.38% Call, Strike Price 104.70,
  1/29/2003 (USD)                                                         178,400         444,573
                                                                                   --------------
TOTAL PURCHASED OPTIONS (COST $1,869,905)                                               1,959,692
                                                                                   --------------

                                                                        PAR
                                                                       VALUE/         VALUE
                                        RATE       MATURITY            SHARES       (NOTE 1A)
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 34.4%

CASH EQUIVALENTS -- 6.6%
American Express Centurion Bank
  Eurodollar Time Deposit(b)             1.380%   01/27/2003  USD      8,823,354  $    8,823,354
Bank of Montreal Eurodollar Time
  Deposit(b)                             1.320%   01/30/2003           6,234,471       6,234,471
Goldman Sachs Financial Square Funds
  - Prime Obligations Fund(b)                                         11,029,193      11,029,193
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of
  $11,912,431, collateralized by a
  corporate obligation with a rate of
  8.0%, a maturity date of 02/01/13
  and a market value of
  $12,149,760.(b)                        1.363%   01/02/2003          11,911,529      11,911,529

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR
                                                                         VALUE/         VALUE
SECURITY                                RATE       MATURITY              SHARES       (NOTE 1A)
------------------------------------------------------------------------------------------------
CASH EQUIVALENTS (CONTINUED)
Merrill Lynch & Co. Repurchase
  Agreement with a maturity value of
  $11,912,424, collateralized by
  corporate obligations with rates
  ranging from 0.00% to 8.88%,
  maturity dates ranging from
  05/23/03 to 12/01/36, and a market
  value of $12,149,759.(b)               1.353%   01/02/2003  USD       11,911,529  $   11,911,529
Royal Bank of Scotland Eurodollar
  Time Deposit(b)                        1.310%   01/17/2003            11,911,529      11,911,529
                                                                                    --------------
                                                                                        61,821,605
                                                                                    --------------
U.S. GOVERNMENT -- 21.4%
U.S. Treasury Bill=/=                    1.150%   01/09/2003            48,355,000      48,341,198
U.S. Treasury Bill=/=                    1.165%   01/09/2003             8,970,000       8,967,678
U.S. Treasury Bill=/=                    1.185%   01/16/2003             3,070,000       3,068,484
U.S. Treasury Bill=/=                    1.310%   02/13/2003           141,920,000     141,721,312
                                                                                    --------------
                                                                                       202,098,672
                                                                                    --------------
U.S. GOVERNMENT AGENCY -- 5.3%
FNMA Discount Note=/=                    1.237%   01/14/2003            50,225,000      50,199,887
                                                                                  ----------------
REPURCHASE AGREEMENTS -- 1.1%
Tri-party repurchase agreement dated
  12/31/02 with Salomon Smith Barney,
  Inc. and Investors Bank and Trust
  Company, due 01/02/03, with a
  maturity value of $10,084,857 and
  an effective yield of 0.75%,
  collateralized by a U.S. Government
  Obligation with a rate of 12.75%, a
  maturity date of 11/15/10 and an
  aggregated market value of
  $10,294,472.                                                                          10,084,437
                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $324,208,062)                                                                   324,204,601
                                                                                    --------------

TOTAL INVESTMENTS -- 142.5% (COST
 $1,317,189,021)                                                                    $1,344,931,951

OTHER ASSETS, LESS LIABILITIES --
 (42.5%)                                                                              (400,834,144)
                                                                                    --------------
NET ASSETS -- 100.0%                                                                $  944,097,807
                                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
IRS - Interest Rate Swaps
JPY - Japanese Yen
MTN - Medium Term Notes
NCL - Non-callable
PYR - Payor
REIT - Real Estate Investment Trust
TBA - To Be Announced
USD - United States Dollar
UST - United States Treasury

(a)  Variable Rate Security; rate indicated is as of 12/31/02.
(b)  Represents investments of security lending collateral (Note 7).
#    All or a portion of these securities are delayed delivery contracts (Note
     8).
+    Denotes all or part of security pledged as collateral.
*    Non-income producing security.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $60,441,646 (Note 7)) (identified cost,
    $1,317,189,021)                                                  $1,344,931,951
  Receivable for investments sold                                        71,687,671
  Interest and dividends receivable                                       8,589,835
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                              113,594
  Prepaid expenses                                                            8,603
                                                                     --------------
    Total assets                                                      1,425,331,654

LIABILITIES
  Payable for investments purchased                     $187,309,647
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                            1,487,101
  Payable upon return of securities loaned (Note 7)       61,821,605
  Payable for delayed delivery transactions (Note 6)     230,453,105
  Options written, at value (Note 5) (premiums
    received, $960,467)                                       52,727
  Accrued accounting and custody fees                         29,971
  Accrued trustees' fees and expenses (Note 2)                22,318
  Accrued expenses and other liabilities                      57,373
                                                         -----------
    Total liabilities                                                   481,233,847
                                                                      -------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                          $ 944,097,807
                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $44,930 (Note 7))                                             $56,682,360
  Dividend income (net of foreign withholding taxes of
    $2,623)                                                              766,771
                                                                     -----------
    Total income                                                      57,449,131

EXPENSES
  Investment advisory fee (Note 2)                      $ 3,668,416
  Accounting and custody fees                               378,104
  Trustees' fees and expenses (Note 2)                       87,959
  Legal and audit services                                   76,347
  Insurance expense                                          39,134
  Licensing fees                                             20,001
                                                        -----------
    Total expenses                                        4,269,961

Deduct:
  Waiver of investment advisory fee (Note 2)               (106,712)
                                                        -----------
      Net expenses                                                     4,163,249
                                                                     -----------
        Net investment income                                         53,285,882
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     26,017,218
    Financial futures contracts                          (8,729,079)
    Written options transactions                            253,657
    Foreign currency transactions and forward foreign
      currency exchange contracts                        (4,362,305)
                                                        -----------
      Net realized gain                                               13,179,491
  Change in unrealized appreciation (depreciation)
    Investment securities                                29,407,621
    Financial futures contracts                          (6,103,539)
    Written options                                       2,068,404
    Foreign currency and forward foreign currency
      exchange contracts                                 (1,580,897)
                                                        -----------
      Change in net unrealized appreciation
        (depreciation)                                                23,791,589
                                                                     -----------
    Net realized and unrealized gain                                  36,971,080
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $90,256,962
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $   53,285,882     $   127,857,302
  Net realized gain (loss)                                    13,179,491         (32,235,332)
  Change in net unrealized appreciation (depreciation)        23,791,589          50,139,872
                                                          --------------     ---------------
  Net increase in net assets from investment operations       90,256,962         145,761,842
                                                          --------------     ---------------

CAPITAL TRANSACTIONS
  Contributions                                               94,362,926         278,561,004
  Withdrawals                                               (735,911,427)     (1,154,935,357)
                                                          --------------     ---------------
  Net decrease in net assets from capital transactions      (641,548,501)       (876,374,353)
                                                          --------------     ---------------
TOTAL DECREASE IN NET ASSETS                                (551,291,539)       (730,612,511)

NET ASSETS
  At beginning of year                                     1,495,389,346       2,226,001,857
                                                          --------------     ---------------
  At end of year                                          $  944,097,807     $ 1,495,389,346
                                                          ==============     ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                            2002     2001(A)       2000        1999        1998
                                          --------  ----------  ----------  ----------  ----------
TOTAL RETURN+                                 8.89%       7.18%      10.23%      (0.69)%      5.27%
RATIOS:
  Expenses (to average daily net
    assets)*                                  0.38%       0.36%       0.35%       0.35%       0.34%
  Net Investment Income (to average
    daily net assets)*                        4.86%       6.37%       7.24%       6.86%       6.56%
  Portfolio Turnover                           384%        329%        233%        159%        148%
  Net Assets, End of Year (000's
    omitted)                              $944,098  $1,495,389  $2,226,002  $2,911,705  $3,416,462

-----------------
*    For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                    0.39%        N/A         N/A         N/A         N/A
  Net investment income                       4.85%        N/A         N/A         N/A         N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 6.39% to 6.37%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the underlying Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2002, there was one fund, Standish Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2002 was approximately 100%.

      The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Portfolio's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily waived $106,712 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were as follows:

                                                    PURCHASES         SALES
                                                  --------------  --------------

      U.S. Government Securities                  $3,977,727,924  $4,293,412,716
                                                  ==============  ==============
      Investments (non-U.S.Government Securities) $  936,605,494  $1,378,751,246
                                                  ==============  ==============

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002, as computed on a federal tax basis, were as follows:

      Aggregate Cost                                            $1,317,834,636
                                                                ==============
      Gross unrealized appreciation                                 29,847,002
      Gross unrealized depreciation                                 (2,749,687)
                                                                --------------
      Net unrealized appreciation                               $   27,097,315
                                                                ==============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------       --------
         Outstanding, beginning of period                                       2         $   662,934
         Options written                                                        8           1,633,530
         Options expired                                                       (2)           (349,962)
         Options closed                                                        (4)         (1,091,418)
                                                                      -----------         -----------
         Outstanding, end of period                                             4         $   855,084
                                                                      ===========         ===========

      At December 31, 2002, the Portfolio held the following written put option contracts:

      SECURITY
      -------------------------------------------------------------------------
                                                               CONTRACTS  VALUE
                                                               ---------  -----
         UST 4.00% Put, Strike Price 97.14, 01/06/2003               1     $ 0
         UST 4.38% Put, Strike Price 100.98, 01/29/2003              1      18
         UST 6.75% Put, Strike Price 104.68, 01/23/2003              1       0
         Put 6 Month 10 YR PYR IRS Put, 6.46%, 01/09/2003            1       0
                                                                           ---
         Total (premiums received $855,084)                                $18
                                                                           ===

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS     PREMIUMS
                                                                  -------------------     --------
         Outstanding, beginning of period                                   1             $ 29,741
         Options written                                                    4              173,235
         Options closed                                                    (2)             (97,593)
                                                                        -----             --------
         Outstanding, end of period                                         3             $105,383
                                                                        =====             ========

      At December 31, 2002, the Portfolio held the following written call option contracts:

      SECURITY
      -------------------------------------------------------------------------
                                                               CONTRACTS  VALUE
                                                               ---------  -----
         Russia 5.00% Call, Strike Price 79.44, 01/16/2003         1     $ 7,752
         UST 4.00% Call, Strike Price 105.33, 01/06/2003           1           0
         UST 4.38% Call, Strike Price 108.41, 01/29/2003           1      44,957
                                                                         -------
         Total (premiums received $105,383)                              $52,709
                                                                         =======

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      At December 31, 2002, the Portfolio did not hold any open interest rate floor agreements.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      CONTRACTS TO                         LOCAL PRINCIPAL    CONTRACT         MARKET          AGGREGATE         UNREALIZED
      DELIVER                                  AMOUNT        VALUE DATE        VALUE          FACE AMOUNT           LOSS
      ------------------------------------------------------------------------------------------------------------------------
      Danish Krone                             23,960,000    03/19/2003   $      3,369,390  $     3,241,780   $       (127,610)
      Euro                                     39,885,000    03/19/2003         41,675,278       40,315,787         (1,359,491)
                                                                          ----------------  ----------------  ----------------
      TOTAL                                                               $     45,044,668  $    43,557,567   $     (1,487,101)
                                                                          ================  ================  ================

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2002, the Portfolio held the following financials futures contracts:

                                                                                UNDERLYING FACE
      CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS

      ----------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (664 Contracts)                 Short      3/31/2003       $75,198,000      $(1,786,757)
      U.S. 10 Year Note (45 Contracts)                 Short      3/31/2003         5,177,110          (69,835)
                                                                                                   -----------
                                                                                                   $(1,856,592)
                                                                                                   ===========

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      See the Schedule of Investments for outstanding delayed delivery transactions.

(7)   SECURITIES LENDING:

      The Portfolio may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      At December 31, 2002, the Portfolio loaned securities having a market value of $60,441,646. The Portfolio received cash collateral of $61,821,605 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Fixed Income Portfolio:

   In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio: Standish Fixed Income Portfolio (the "Portfolio"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       Management Discussion and Analysis
                                  December 2002

Global bond markets produced generally good returns in 2002. The Standish Global Fixed Income Fund returned 6.94% for the year, after all expenses, compared to 8.39% for our benchmark, the JP Morgan Hedged Global Government Bond Index.

Global growth disappointed expectations in 2002 despite the substantial stimulus provided by central banks in 2001 and additional rate cuts this year. But modest growth and low inflation explained only part of the rally in bonds during the year; geo-political tension, corporate fraud and bankruptcies, very weak equity markets, and the ongoing specter of terrorism, fuelled the flight to bonds. These factors affected all developed economies to some extent during the year. The U.S. economy surged forward early in the year but was unable to sustain its momentum. By year-end, the threat of deflation in the U.S. was driving equities and Treasury yields lower, forcing the Fed to reduce the Fed Funds rate by 50 bps to 1.25%. Growth in Europe also declined as the year progressed. European banks and insurance companies were hard hit by loan losses and the decline in equities. The European Central Bank responded by lowering rates 50bps to 2.75%. In Japan, deflation continued for a fourth year despite Japan's zero interest rate policy and the use of more unorthodox policies such as direct purchases of equities from banks.

All major government bond markets produced positive returns in hedged terms during the year. However, U.S. Treasuries outpaced other government markets by several percentage points. The J.P. Morgan U.S. Government Bond index returned 12.21% while the worst performing market, Japan, returned 5.10%. The hedged returns of the other markets generally ranged from 6% to 9%. While government bonds performed well in 2002, corporate bonds lagged and the high yield portion of the corporate market produced negative returns. The factors negatively affecting equities such as economic weakness, falling profits, and corporate malfeasance, when combined with high debt levels, created a bad environment for corporate credit quality. The resultant widening of spreads of corporate bonds relative to government bonds was a global phenomenon. The U.S. dollar also fell during the year as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund underperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds was the largest negative contributor relative to our government bond benchmark. Our country selection and duration positioning produced mixed results relative to the benchmark. We benefited from our underweight positions in Japan, the UK and the dollar-bloc markets of Australia and Canada. However, we reduced our position to the U.S. market in favor of European bonds during the year and this exposure was a negative. Our currency exposure was positive for the year relative to the benchmark as we had established positions in the Euro and the Australian, New Zealand and Canadian dollars relative to the U.S. dollar and all those positions contributed positively in 2002.

Our outlook for 2003 is favorable for global bonds. We believe that global economies will respond positively to the stimulus supplied by central banks particularly the Federal Reserve. Government bond yields in the U.S. will be biased upwards but opportunities for value-added can be found in European bonds as the European Central Bank is likely to continue to lower rates as growth weakens and the Euro strengthens. Non-government sectors such as mortgages and corporate bonds also offer value in 2003 as credit quality improves.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ W. Charles Cook

/s/ W. Charles Cook

--------------------------------------------------------------------------------

                    Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

           Comparison of Change in Value of $100,000 Investment in Standish Global Fixed Income Fund, the Lehman Brothers Hedged Global
           Aggregate Index and the J.P. Morgan Hedged Global Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                               J.P. Morgan
             Standish Global     Global
              Fixed Income       Hedged     Lehman Global
                 Fund            Index     Aggregate Index

                100,000         100,000        100,000
                101,350         100,332        101,185
                 97,950          98,201         99,913
                 95,200          96,831         98,700
                 94,237          96,113         98,462
                 92,971          95,492         97,912
                 91,805          94,898         98,570
                 93,228          95,936        100,003
                 92,313          95,469         99,883
                 91,602          95,008         99,720
                 92,212          95,186        100,770
                 92,822          95,832         99,766
                 92,923          95,954        100,231
                 93,801          97,272        102,328
                 94,731          98,867        104,855
                 95,661         100,302        108,361
                 97,598         101,745        110,052
                101,263         105,254        113,447
                100,635         105,381        114,225
                102,014         106,084        114,754
                103,447         107,086        113,357
                104,455         108,482        115,460
                106,013         109,818        116,841
                108,323         111,917        118,231
                109,774         113,133        119,939
                111,348         114,273        119,478
                109,718         112,635        118,386
                109,830         112,870        118,024
                111,026         113,484        117,480
                111,197         113,905        117,588
                112,677         114,986        118,974
                113,023         115,630        120,522
                114,465         116,558        120,765
                118,271         118,773        122,080
                120,839         120,898        124,751
                124,167         123,153        126,703
                124,076         122,852        125,823
                125,682         123,900        123,797
                126,793         124,454        123,215
                125,307         123,579        122,061
                127,058         125,089        122,335
                128,434         125,928        124,505
                130,310         127,783        125,856
                133,031         130,502        126,431
                132,398         130,044        126,144
                135,246         132,228        128,701
                135,887         133,690        131,040
                136,847         134,547        130,328
                138,574         136,197        130,587
                140,205         138,129        131,827
                140,137         138,698        132,550
                141,636         139,602        132,207
                142,118         140,284        133,850
                143,631         142,039        134,784
                144,159         143,061        135,041
                145,208         143,971        135,842
                144,928         147,259        138,689
                147,528         151,005        145,260
                144,980         150,670        147,117
                148,307         151,744        146,227
                148,244         151,738        148,490
                150,657         153,271        147,900
                148,464         151,216        143,504
                150,222         152,607        143,697
                151,924         154,034        143,551
                150,518         153,107        141,461
                149,044         151,380        139,407
                147,171         151,069        141,551
                146,346         151,234        141,327
                147,095         152,009        143,067
                146,184         152,308        142,853
                147,398         152,819        141,290
                147,299         152,831        140,806
                146,828         152,948        138,402
                148,634         154,486        138,140
                150,365         157,052        140,904
                150,286         157,446        137,462
                150,684         158,379        138,098
                152,521         159,759        141,599
                153,650         161,056        140,186
                154,939         161,796        139,566
                155,426         162,782        139,964
                156,080         164,191        138,826
                158,448         167,292        141,212
                161,720         169,570        145,279
                164,426         171,350        145,977
                165,822         173,029        146,217
                166,347         174,102        143,222
                164,416         172,553        143,049
                164,767         173,329        143,318
                165,460         174,300        142,312
                166,971         176,722        145,573
                168,216         178,490        149,955
                167,949         179,757        151,119
                171,683         183,568        152,484
                170,617         181,677        150,712
                169,012         180,006        147,562
                169,470         180,510        146,237
                169,379         181,141        147,219
                168,098         179,149        146,350
                170,051         181,496        150,681
                171,540         181,949        154,061
                172,935         184,369        159,424
                173,214         186,858        160,859
                175,819         189,661        163,484
                177,493         192,639        165,290
                176,191         191,965        164,819
                177,772         191,715        165,251
                180,749         195,109        171,949

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                                     Since
                                   Inception
   1 Year     3 Year     5 Year    01/03/1994
   ------     ------     ------    ----------

   6.94%      7.06%      5.46%       6.80%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

          Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Global Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                           $164,589,793
  Prepaid expenses                                                     4,643
                                                                ------------
    Total assets                                                 164,594,436

LIABILITIES
  Accrued accounting, custody and transfer agent fees    $2,425
  Accrued trustees' fees and expenses (Note 2)              977
  Accrued expenses and other liabilities                  9,041
                                                         ------
    Total liabilities                                                 12,443
                                                                ------------
NET ASSETS                                                      $164,581,993
                                                                ============
NET ASSETS CONSIST OF:
  Paid-in capital                                               $189,493,371
  Accumulated net realized loss                                  (33,006,658)
  Distributions in excess of net investment income                (2,030,149)
  Net unrealized appreciation                                     10,125,429
                                                                ------------
TOTAL NET ASSETS                                                $164,581,993
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          8,470,326
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                               $      19.43
                                                                ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $13,210,271
  Dividend income allocated from Portfolio                              262,337
  Expenses allocated from Portfolio                                  (1,499,164)
                                                                    -----------
    Net investment income allocated from Portfolio                   11,973,444

EXPENSES
  Accounting, custody, and transfer agent fees         $    40,526
  Legal and audit services                                  35,876
  Registration fees                                         20,325
  Insurance expense                                          2,449
  Trustees' fees and expenses (Note 2)                       2,000
  Miscellaneous                                             19,056
                                                       -----------
    Total expenses                                                      120,232
                                                                    -----------
      Net investment income                                          11,853,212
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from
   Portfolio on:
    Investment security transactions                     3,453,542
    Financial futures contracts                         (2,689,866)
    Written options transactions                         1,280,017
    Foreign currency transactions and forward
      foreign currency exchange contracts              (18,310,578)
                                                       -----------
      Net realized loss                                             (16,266,885)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                               25,763,113
    Financial futures contracts                           (780,728)
    Written options                                        507,969
    Foreign currency and forward foreign currency
      exchange contracts                                (5,187,750)
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                               20,302,604
                                                                    -----------
    Net realized and unrealized gain on
     investments                                                      4,035,719
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $15,888,931
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  11,853,212      $ 16,657,295
  Net realized gain (loss)                                   (16,266,885)        9,360,411
  Change in net unrealized appreciation (depreciation)        20,302,604        (9,282,595)
                                                           -------------      ------------
  Net increase in net assets from investment operations       15,888,931        16,735,111
                                                           -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                  (5,079,763)      (17,825,073)
  Return of capital                                             (106,692)               --
                                                           -------------      ------------
  Total distributions to shareholders                         (5,186,455)      (17,825,073)
                                                           -------------      ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            16,933,516        24,643,991
  Value of shares issued to shareholders in payment of
    distributions declared                                     3,839,481        13,348,879
  Cost of shares redeemed                                   (226,251,292)      (51,284,215)
                                                           -------------      ------------
  Net decrease in net assets from Fund share
    transactions                                            (205,478,295)      (13,291,345)
                                                           -------------      ------------
TOTAL DECREASE IN NET ASSETS                                (194,775,819)      (14,381,307)
NET ASSETS
  At beginning of year                                       359,357,812       373,739,119
                                                           -------------      ------------
  At end of year (including distributions in excess of
    net investment income of $2,030,149 and
    undistributed net investment income of $2,964,828,
    respectively)                                          $ 164,581,993      $359,357,812
                                                           =============      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------
                                            2002    2001(A)     2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR        $  18.45  $  18.53  $  18.76  $  20.28  $  20.39
                                          --------  --------  --------  --------  --------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)                    0.82      0.84      1.06      1.26      1.28
  Net realized and unrealized gain
    (loss) on investments                     0.44     (0.01)(2)     0.71    (1.38)     0.12
                                          --------  --------  --------  --------  --------
Total from investment operations              1.26      0.83      1.77     (0.12)     1.40
                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.27)    (0.91)    (2.00)    (1.40)    (1.21)
  From net realized gain on investments         --        --        --        --     (0.30)
  From tax return of capital                 (0.01)       --        --        --        --
                                          --------  --------  --------  --------  --------
Total distributions to shareholders          (0.28)    (0.91)    (2.00)    (1.40)    (1.51)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR              $  19.43  $  18.45  $  18.53  $  18.76  $  20.28
                                          ========  ========  ========  ========  ========
TOTAL RETURN                                  6.94%     4.51%     9.79%    (0.64)%     6.98%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)      0.60%     0.56%     0.56%     0.54%     0.56%
  Net Investment Income (to average
    daily net assets)                         4.43%     4.46%     5.59%     6.31%     6.18%
  Net Assets, End of Year (000's
    omitted)                              $164,582  $359,358  $373,739  $379,246  $458,526

-----------------

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, to increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, options, futures, amortization and/or accretion of premiums and discounts on certain securities, capital loss carryforwards and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2002, aggregated $21,983,740 and $237,470,874, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                         931,692            1,312,024
      Shares issued to shareholders in payment of
        distributions declared                                            212,596              715,283
      Shares redeemed                                                 (12,149,438)          (2,721,859)
                                                                 ----------------      ---------------
      Net decrease                                                    (11,005,150)            (694,552)
                                                                 ================      ===============

      At December 31, 2002, four shareholders held of record approximately 27%, 22%,12% and 11% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

         CAPITAL LOSS
          CARRY OVER   EXPIRATION DATE
         ------------  ---------------

         $13,797,057       12/31/2007
          15,100,842       12/31/2008
             408,689       12/31/2009
           3,621,061       12/31/2010

      The Fund elected to defer to its fiscal year ending December 31, 2003 $4,720,474 of losses recognized during the period November 1, 2002 to December 31, 2002.

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Capital loss carry-forward                                   $(32,927,649)

      The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
      Ordinary income                                               $5,079,763
      Return of capital                                                106,692

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2003

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                      PAR          VALUE
SECURITY                       RATE          MATURITY                VALUE        (NOTE 1A)
---------------------------------------------------------------------------------------------
BONDS AND NOTES -- 91.7%

ASSET BACKED -- 1.8%
Capital Auto Receivables
  Asset Trust 2001-2 A4        5.000%       12/15/2006         USD    1,325,000  $  1,386,506
First USA Credit Card
  Master Trust 1996-6 A(a)     1.571%       07/10/2006                1,570,000     1,569,750
                                                                                 ------------
Total Asset Backed (Cost
 $2,959,666)                                                                        2,956,256
                                                                                 ------------
CORPORATE -- 13.7%

BANKING -- 0.3%
Union Planters Bank            5.125%       06/15/2007                  455,000       484,599
                                                                                 ------------
BASIC INDUSTRY -- 0.7%
Alcoa, Inc.                    4.250%       08/15/2007                  575,000       598,647
CSC Holdings, Inc.             7.875%       12/15/2007                  240,000       231,600
Pinnacle Partners 144A
  Senior Notes                 8.830%       08/15/2004                  300,000       276,000
                                                                                 ------------
                                                                                    1,106,247
                                                                                 ------------
CAPITAL GOODS -- 1.4%
Allied Waste Industries
  Series B                     7.375%       01/01/2004                  370,000       370,000
American Standard, Inc.        7.375%       02/01/2008                  425,000       444,125
Northrop Grumman Corp.         7.000%       03/01/2006                  475,000       525,245
Raytheon Corp.                 6.500%       07/15/2005                  480,000       517,050
Smurfit-Stone Container
  Corp. 144A Senior Notes      8.250%       10/01/2012                   15,000        15,375
SPX Corp. Senior Notes         7.500%       01/01/2013                  180,000       182,250
Stone Container Corp.
  Senior Notes                 8.375%       07/01/2012                  300,000       307,500
                                                                                 ------------
                                                                                    2,361,545
                                                                                 ------------
COMMUNICATIONS -- 1.2%
BellSouth Capital Funding
  Corp.                        6.040%       11/15/2026                  365,000       403,244
Comcast Cable Communication
  Senior Notes NCL             6.750%       01/30/2011                  365,000       379,575
Salem Communciations Corp.,
  Senior Sub Notes             7.750%       12/15/2010                  425,000       425,000
Sprint Capital Corp.           8.750%       03/15/2032                  750,000       716,250
                                                                                 ------------
                                                                                    1,924,069
                                                                                 ------------
CONSUMER CYCLICAL -- 2.6%
Argosy Gaming Co.             10.750%       06/01/2009                  340,000       374,000
Cox Communications, Inc.       7.750%       08/15/2006                  340,000       380,304
Cox Communications, Inc.       7.750%       11/01/2010                  170,000       192,716
ERAC USA Finance Company
  144A                         7.350%       06/15/2008                  365,000       411,326
Harrahs Operating Co., Inc.    7.125%       06/01/2007                  500,000       551,284
HMH Properties, Inc.           7.875%       08/01/2005                  255,000       251,175
HMH Properties, Inc.           7.875%       08/01/2008                  175,000       168,875
Horseshoe Gaming Holding
  Corp.                        8.625%       05/15/2009                  590,000       622,450
Mohegan Tribal Gaming
  Authority Senior Notes       8.375%       07/01/2011                  330,000       347,325
TCI Communications, Inc.
  Senior Notes                 6.875%       02/15/2006                  875,000       918,750
                                                                                 ------------
                                                                                    4,218,205
                                                                                 ------------
CONSUMER NONCYCLICAL -- 2.8%
Aramark Services, Inc.         6.750%       08/01/2004                2,000,000     2,087,915
Del Monte Corp. 144A Senior
  Sub Notes                    8.625%       12/15/2012                  140,000       142,800
HCA - The Healthcare Co.
  Senior Notes                 7.875%       02/01/2011                  340,000       378,820
Kroger Co.                     6.800%       04/01/2011                  475,000       522,541
Quest Diagnostics, Inc.        6.750%       07/12/2006                  375,000       407,277

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                       RATE          MATURITY                  VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL
 (CONTINUED)
Stater Brothers Holdings
  Senior Notes                10.750%       08/15/2006         USD      365,000  $    372,300
Tenet Healthcare Corp.
  Senior Notes                 6.375%       12/01/2011                  225,000       202,288
Tenet Healthcare Corp.
  Senior Notes                 6.500%       06/01/2012                   95,000        85,025
Tricon Global Restaurant,
  Inc. Senior Notes            8.875%       04/15/2011                  345,000       376,050
                                                                                 ------------
                                                                                    4,575,016
                                                                                 ------------
ELECTRIC -- 1.2%
Cleveland Electric
  Co./Toledo Edison            7.670%       07/01/2004                  500,000       529,733
Niagara Mohawk Power           7.375%       07/01/2003                  907,317       927,557
Niagara Mohawk Power Senior
  Notes                        7.750%       10/01/2008                  425,000       493,503
                                                                                 ------------
                                                                                    1,950,793
                                                                                 ------------
ENERGY -- 1.8%
Chesapeake Energy Corp.        8.125%       04/01/2011                  250,000       258,750
Progress Energy, Inc.          7.000%       10/30/2031                  230,000       240,695
Waste Management, Inc.         6.375%       12/01/2003                2,370,000     2,417,961
                                                                                 ------------
                                                                                    2,917,406
                                                                                 ------------
FINANCIAL -- 0.8%
Boston Properties, Inc.
  144A REIT                    6.250%       01/15/2013                  370,000       375,870
EOP Operating LP               7.875%       07/15/2031                  300,000       326,114
General Motors Acceptance
  Corp.                        6.125%       08/28/2007                  500,000       505,849
RH Donnelley Finance Corp.
  I 144A Senior Notes          8.875%       12/15/2010                   50,000        53,500
RH Donnelley Finance Corp.
  I 144A Senior Sub Notes     10.875%       12/15/2012                   90,000        98,100
                                                                                 ------------
                                                                                    1,359,433
                                                                                 ------------
PUBLIC UTILITY -- 0.8%
AES Corp. 144A                10.000%       07/15/2005                  305,000       292,800
NiSource Finance Corp.         7.625%       11/15/2005                  400,000       426,032
Northern States Power Co.
  144A                         8.000%       08/28/2012                  115,000       129,541
Public Service Co. of CO
  144A                         7.875%       10/01/2012                  355,000       394,788
                                                                                 ------------
                                                                                    1,243,161
                                                                                 ------------
TECHNOLOGY -- 0.1%
L-3 Communications Corp.
  144A Senior Sub Notes        7.625%       06/15/2012                  230,000       238,050
                                                                                 ------------
Total Corporate (Cost
 $21,625,366)                                                                      22,378,524
                                                                                 ------------
YANKEE BONDS -- 5.1%
Abitibi-Consolidated, Inc.     8.300%       08/01/2005                  470,000       496,782
British Sky Broadcasting       8.200%       07/15/2009                  500,000       546,258
Carnival Corp.                 6.150%       04/15/2008                  405,000       432,509
Dominican Republic 144A        9.500%       09/27/2006                  375,000       398,906
Domtar, Inc.                   7.875%       10/15/2011                  425,000       495,644
Inco Ltd.                      7.750%       05/15/2012                  425,000       472,834
Merita Bank FLIRB 144A         7.500%       12/29/2049                  445,000       495,183
Petroleos Mexicanos            8.850%       09/15/2007                  315,000       361,462
Petronas Capital Ltd. 144A     7.875%       05/22/2022                  595,000       639,281
Republic of Peru FLIRB(a)      4.000%       03/07/2017                  460,000       326,600
Royal Caribbean Cruises        8.250%       04/01/2005                  875,000       840,000
Russian Federation             5.000%       03/31/2030                  560,000       444,500

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                       RATE          MATURITY                  VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Russian Federation             8.750%       07/24/2005         USD      560,000  $    606,900
Teck Cominico Ltd.             7.000%       09/15/2012                  340,000       332,598
Telus Corp.                    8.000%       06/01/2011                  780,000       752,700
Ukraine Government Senior
  Notes                       11.000%       03/15/2007                  264,600       272,538
United Mexican States          8.300%       08/15/2031                  380,000       400,900
                                                                                 ------------
Total Yankee Bonds (Cost
 $7,878,683)                                                                        8,315,595
                                                                                 ------------
U.S. GOVERNMENT AGENCY -- 6.8%

PASS THRU SECURITIES -- 6.8%
FHLMC (TBA)                    6.000%       01/01/2018                4,750,000     4,965,232
FHLMC Gold                     6.000%       09/01/2017                2,973,665     3,111,595
FNMA                           6.500% 08/01/2032 - 10/01/2032         3,032,265     3,158,638
                                                                                 ------------
Total U.S. Government Agency
 (Cost $11,133,512)                                                                11,235,465
                                                                                 ------------
U.S. TREASURY
 OBLIGATIONS -- 7.3%

TREASURY BONDS -- 4.2%
U.S. Treasury Bond             5.375%       02/15/2031                   50,000        54,508
U.S. Treasury Bond+            6.250%       05/15/2030                5,740,000     6,868,943
                                                                                 ------------
                                                                                    6,923,451
                                                                                 ------------
TREASURY NOTES -- 3.1%
U.S. Treasury Inflation
  Index Note                   3.875%       01/15/2009                1,619,455     1,804,933
U.S. Treasury Note             3.000%       01/31/2004                2,230,000     2,271,465
U.S. Treasury Note             4.625%       05/15/2006                  960,000     1,035,375
                                                                                 ------------
                                                                                    5,111,773
                                                                                 ------------
Total U.S. Treasury
 Obligations (Cost $11,278,775)                                                    12,035,224
                                                                                 ------------
FOREIGN DENOMINATED -- 57.0%
CANADA -- 3.1%
Canada Government              4.500%       09/01/2007         CAD    5,225,000     3,381,369
Canada Government              5.250%       06/01/2012                2,615,000     1,711,335
                                                                                 ------------
                                                                                    5,092,704
                                                                                 ------------
DENMARK -- 3.9%
Denmark Realkredit             5.000%       10/01/2019         DKK   44,771,804     6,358,788
Denmark Realkredit             8.000%       10/01/2026                      545            82
                                                                                 ------------
                                                                                    6,358,870
                                                                                 ------------
EURO -- 41.0%
Ahold Finance USA, Inc.        6.375%       06/08/2005         EUR      320,000       347,470
Allied Domecq PLC              5.875%       06/12/2009                  630,000       706,327
Allied Irish Banks Ltd.(a)     7.500%       02/28/2011                  620,000       724,559
Bank of Ireland Holdings(a)    7.400%       12/29/2049                  775,000       917,280
Barclays Bank PLC(a)           7.500%       12/15/2010                  785,000       947,413
British Telecom PLC            6.125%       02/15/2006                  795,000       888,081
Bundes Obligation Series
  127                          4.500%       05/19/2003                2,370,000     2,501,793
Bundes Obligation Series
  135                          5.000%       05/20/2005                  175,000       192,616
Bundes Obligation Series
  136                          5.000%       08/19/2005                4,255,000     4,693,365
Bundes Obligation Series
  140                          4.500%       08/17/2007                4,175,000     4,576,218
Bundes Obligation Series 94    7.500%       11/11/2004                  850,000       966,994

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                       RATE          MATURITY                  VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
EURO (CONTINUED)
Citigroup, Inc.                4.625%       11/14/2007         EUR      400,000  $    430,732
Coca-Cola HBC Finance PLC      5.250%       06/27/2006                  365,000       400,669
Daimlerchrysler
  International Finance        6.125%       03/21/2006                  410,000       453,826
Deutschland Republic           4.000%       07/04/2009                  975,000     1,034,844
Deutschland Republic           4.750%       07/04/2028                4,547,000     4,691,101
Deutschland Republic           5.000%       07/04/2011                1,450,000     1,614,138
Deutschland Republic           5.250%       07/04/2010                  555,000       629,062
Deutschland Republic           5.250%       01/04/2011                  210,000       238,217
Deutschland Republic           6.250%       01/04/2030                4,335,000     5,481,454
Deutschland Republic           6.500%       07/04/2027                   70,000        90,429
FBG Treasury BV                5.750%       03/17/2005                  700,000       769,074
Ford Motor Credit Co.          6.000%       02/14/2005                  425,000       450,857
French Government              3.150%       07/25/2032                1,621,379     1,840,635
French Treasury Note           5.000%       01/12/2006                2,720,000     3,013,771
HBOS PLC(a)                    6.050%       11/23/2049                  645,000       710,368
Heinz BV                       5.125%       04/10/2006                  400,000       437,391
Hilton Group Finance PLC       6.500%       07/17/2009                  350,000       383,942
Honeywell Holding BV           5.250%       12/20/2006                  490,000       527,210
Inco, Ltd.                    15.750%       07/15/2006                  200,000       403,870
International Paper Co.        5.375%       08/11/2006                  590,000       633,295
Italian Government             4.750%       07/01/2005                3,945,000     4,314,183
Italian Government             7.750%       11/01/2006                2,025,000     2,442,859
Kappa Beheer BV               10.625%       07/15/2009                  615,000       683,843
Koninklijke KPN NV             4.750%       11/05/2008                  410,000       426,177
Lear Corp. Senior Notes        8.125%       04/01/2008                1,010,000     1,070,085
Linde Finance BV               6.375%       06/14/2007                  460,000       525,969
Lloyds TSB Capital PLC(a)      7.375%       12/29/2049                  460,000       554,434
MBNA Corp. Series 6            4.375%       08/19/2004                1,100,000     1,177,440
Messer Greisheim Holdings
  AG Senior Notes             10.375%       06/01/2011                1,025,000     1,134,362
National Westminister
  Bank(a)                      6.625%       10/29/2049                  675,000       771,646
Netherland Government Notes    5.500%       07/15/2010                3,165,000     3,648,192
NGG Finance PLC                5.250%       08/23/2006                  485,000       530,345
Nordbanken(a)                  6.000%       12/13/2010                  690,000       772,946
Parker-Hannifin Corp.          6.250%       11/21/2005                  475,000       520,697
Repsol International
  Finance BV                   6.000%       05/05/2010                  400,000       400,928
Safeway PLC                    6.500%       04/12/2010                  605,000       682,328
Sainsbury PLC                  5.625%       07/11/2008                  705,000       790,327
Sara Lee Corp.                 6.125%       07/27/2007                  465,000       531,174
Sogerim                        7.000%       04/20/2011                1,145,000     1,324,819
Stagecoach Holdings PLC        6.000%       11/24/2004                  175,000       173,478
Svenska Handelsbanken(a)       5.500%       03/07/2011                  700,000       774,167
Tyco International Group SA    4.375%       11/19/2004                  950,000       911,843
Tyco International Group SA    5.500%       11/19/2008                1,545,000     1,385,703
United Mexican States          7.500%       03/08/2010                   10,000        11,077
Vivendi Environnement
  Senior Notes                 5.875%       06/27/2008                  330,000       364,947
                                                                                 ------------
                                                                                   67,620,970
                                                                                 ------------
NEW ZEALAND -- 1.9%
New Zealand Government         8.000%       11/15/2006         NZD    5,650,000     3,182,050
                                                                                 ------------
SINGAPORE -- 3.2%
Singapore Government           5.625%       07/01/2008         SGD    7,680,000     5,253,348
                                                                                 ------------

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                       RATE          MATURITY                  VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
SWEDEN -- 3.9%
Swedish Government Series
  1037                         8.000%       08/15/2007         SEK   48,600,000  $  6,477,169
                                                                                 ------------
Total Foreign Denominated
 (Cost $82,369,212)                                                                93,985,111
                                                                                 ------------
TOTAL BONDS AND NOTES
 (COST $137,245,214)                                                              150,906,175
                                                                                 ------------

                                                                       SHARES
                                                                       ------
PREFERRED STOCKS -- 1.8%
CONVERTIBLE PREFERRED
 STOCKS -- 0.1%
General Motors Corp. Series
 B 5.25% CVT Pfd                                               USD        6,250       144,375
                                                                                 ------------
Total Convertible Preferred
 Stocks (Cost $156,250)                                                               144,375
                                                                                 ------------
NON-CONVERTIBLE PREFERRED
 STOCKS -- 1.7%
Golden State Bancorp
 9.125% Pfd                                                             109,000     2,835,090
                                                                                 ------------
Total Non-Convertible
 Preferred Stocks (Cost
 $2,820,375)                                                                        2,835,090
                                                                                 ------------
TOTAL PREFERRED STOCKS
 (COST $2,976,625)                                                                  2,979,465
                                                                                 ------------

                                                                      CONTRACT
                                                                        SIZE
                                                                     ----------
PURCHASED OPTIONS -- 0.1%
6 Month 30 Yr PYR IRS Put,
 6.45%, 01/09/2003 (USD)                                                  9,350             0
EUR Put/USD Call, Strike
 Price 0.96, 05/23/2003 (USD)                                         1,620,000         4,698
EUR Put/USD Call, Strike
 Price 0.98, 02/25/2003 (USD)                                         1,620,000           810
JPY Put/USD Call, Strike
 Price 130.00, 05/13/2004 (USD)                                       6,985,000        65,415
JPY Put/USD Call, Strike
 Price 126.50, 06/06/2003 (USD)                                       3,250,000        17,452
JPY Put/USD Call, Strike
 Price 130.00, 09/23/2003 (USD)                                       8,150,000        38,036
JPY Put/USD Call, Strike
 Price 135.00, 03/12/2003 (USD)                                       6,690,000           401
USD Put/AUD Call, Strike
 Price 0.58, 06/13/2003 (USD)                                         3,230,000        33,075
                                                                                 ------------
TOTAL PURCHASED OPTIONS
 (COST $563,394)                                                                      159,887
                                                                                 ------------

                                                                     PAR VALUE/
                               RATE           MATURITY                 SHARES
                               ----           --------                 ------
SHORT-TERM
 INVESTMENTS -- 15.1%

CASH EQUIVALENTS -- 5.7%
American Express Centurion
  Bank Eurodollar Time
  Deposit(b)                   1.380%       01/27/2003                1,347,541     1,347,541
Bank of Montreal Eurodollar
  Time Deposit(b)              1.320%       01/30/2003                  952,156       952,156
Goldman Sachs Financial
  Square Funds - Prime
  Obligations Fund(b)                                                 1,684,427     1,684,427
Goldman Sachs Group, Inc.
  Repurchase Agreement with
  a maturity value of
  $1,819,320,
  collateralized by a
  corporate obligation with
  a rate of 8.0%, a
  maturity date of 02/01/13
  and a market value of
  $1,855,566.(b)               1.363%       01/02/2003                1,819,182     1,819,182

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                     PAR VALUE/     VALUE
SECURITY                      RATE           MATURITY                  SHARES     (NOTE 1A)
---------------------------------------------------------------------------------------------
Merrill Lynch & Co.
  Repurchase Agreement with
  a maturity value of
  $1,819,319,
  collateralized by
  corporate obligations
  with rates ranging from
  0.00% to 8.88%, maturity
  dates ranging from
  05/23/03 to 12/01/36, and
  a market value of
  $1,855,565.(b)               1.353%       01/02/2003         USD    1,819,182  $  1,819,182
Royal Bank of Scotland
  Eurodollar Time
  Deposit(b)                   1.310%       01/17/2003                1,819,182     1,819,182
                                                                                 ------------
                                                                                    9,441,670
                                                                                 ------------
U.S. GOVERNMENT -- 6.9%
U.S. Treasury Bill=/=          1.193%       03/06/2003                6,550,000     6,536,245
U.S. Treasury Bill=/=          1.310%       02/13/2003                4,757,000     4,750,340
                                                                                 ------------
                                                                                   11,286,585
                                                                                 ------------
REPURCHASE AGREEMENTS -- 2.5%
Tri-party repurchase
  agreement dated 12/31/02
  with Salomon Smith
  Barney, Inc. and
  Investors Bank and Trust
  Company, due 01/02/03,
  with a maturity value of
  $4,080,505 and an
  effective yield of
  0.75%, collateralized by
  a U.S. Government
  Obligation with a rate
  of 12.75%, a maturity
  date of 11/15/10 and an
  aggregated market value
  of $4,170,245.                                                                    4,080,334
                                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $24,808,527)                                                                24,808,589
                                                                                 ------------

TOTAL INVESTMENTS -- 108.7%
 (COST $165,593,760)                                                            $ 178,854,116

OTHER ASSETS, LESS
 LIABILITIES -- (8.7%)                                                            (14,264,159)
                                                                                -------------
NET ASSETS -- 100.0%                                                            $ 164,589,957
                                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule
144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
IRS - Interest Rate Swaps
JPY - Japanese Yen
NZD - New Zealand Dollar
PYR - Payor
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

(a)  Variable Rate Security; rate indicated is as of 12/31/02.
(b)  Represents investments of security lending collateral (Note 6).
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
INDUSTRY SECTOR                                                NET ASSETS
---------------------------------------------------------------------------
Foreign Government                                                    39.0%
Financial                                                             22.5%
U.S. Government                                                       21.0%
Consumer Noncyclical                                                   4.7%
Basic Industry                                                         4.4%
Consumer Cyclical                                                      3.9%
Capital Goods                                                          3.5%
Energy                                                                 2.9%
Communications                                                         2.4%
Banking                                                                1.6%
Electric                                                               1.2%
Public Utility                                                         0.8%
Transportation                                                         0.7%
Technology                                                             0.1%
                                                                     ------
                                                                     108.7%

                                                              PERCENTAGE OF
TOP TEN COUNTRIES                                              NET ASSETS
---------------------------------------------------------------------------
United States of America                                              48.3%
Germany                                                               16.9%
United Kingdom                                                         7.0%
Canada                                                                 5.3%
Italy                                                                  4.9%
Sweden                                                                 4.9%
Netherlands                                                            4.0%
Denmark                                                                3.9%
France                                                                 3.6%
Singapore                                                              3.2%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $9,218,919 (Note 6)) (identified cost,
    $165,593,760)                                                   $178,854,116
  Interest and dividends receivable                                    3,142,775
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                            18,375
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                           65,296
  Receivable for closed forward foreign currency
    exchange contracts (Note 5)                                            2,416
  Prepaid expenses                                                         5,814
                                                                    ------------
    Total assets                                                     182,088,792

LIABILITIES
  Payable for investments purchased                     $4,922,187
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                          3,073,599
  Payable upon return of securities loaned (Note 6)      9,441,670
  Options written, at value (Note 5) (premiums
    received, $66,314)                                       7,904
  Accrued accounting and custody fees                       15,891
  Accrued trustees' fees and expenses (Note 2)               6,825
  Accrued expenses and other liabilities                    30,759
                                                         ---------
    Total liabilities                                                 17,498,835
                                                                    ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $164,589,957
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $4,963 (Note 6))                                               $13,210,278
  Dividend income                                                         262,337
                                                                      -----------
    Total income                                                       13,472,615

EXPENSES
  Investment advisory fee (Note 2)                       $ 1,073,310
  Accounting and custody fees                                308,505
  Legal and audit services                                    48,577
  Trustees' fees and expenses (Note 2)                        26,727
  Insurance expense                                           22,045
  Licensing fees                                              20,000
                                                         -----------
    Total expenses                                                      1,499,164
                                                                      -----------
      Net investment income                                            11,973,451
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                       3,453,546
    Financial futures contracts                           (2,689,868)
    Written options transactions                           1,280,018
    Foreign currency transactions and forward foreign
      currency exchange contracts                        (18,310,593)
                                                         -----------
      Net realized loss                                               (16,266,897)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 25,763,128
    Financial futures contracts                             (780,728)
    Written options                                          507,970
    Foreign currency and forward foreign currency
      exchange contracts                                  (5,187,750)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                 20,302,620
                                                                      -----------
    Net realized and unrealized gain                                    4,035,723
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $16,009,174
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  11,973,451      $ 16,766,460
  Net realized gain (loss)                                   (16,266,897)        9,360,416
  Change in net unrealized appreciation (depreciation)        20,302,620        (9,282,597)
                                                           -------------      ------------
  Net increase in net assets from investment operations       16,009,174        16,844,279
                                                           -------------      ------------

CAPITAL TRANSACTIONS
  Contributions                                               21,983,740        19,876,575
  Withdrawals                                               (237,470,874)      (48,001,078)
                                                           -------------      ------------
  Net decrease in net assets from capital transactions      (215,487,134)      (28,124,503)
                                                           -------------      ------------
TOTAL DECREASE IN NET ASSETS                                (199,477,960)      (11,280,224)
NET ASSETS
  At beginning of year                                       364,067,917       375,348,141
                                                           -------------      ------------
  At end of year                                           $ 164,589,957      $364,067,917
                                                           =============      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------
                                            2002           2001(A)              2000            1999            1998
                                          --------  ---------------------  --------------  --------------  --------------
TOTAL RETURN+                                 6.98%           4.54%               9.82%          (0.62)%          7.03%
RATIOS:
  Expenses (to average daily net assets)      0.56%           0.53%               0.53%           0.52%           0.51%
  Net Investment Income (to average
    daily net assets)                         4.47%           4.49%               5.61%           6.33%           6.22%
  Portfolio Turnover                           205%            251%                236%            172%            162%
  Net Assets, End of Year (000's
    omitted)                              $164,590        $364,068            $375,348        $379,604        $461,588

-----------------

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 4.53% to 4.49%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the underlying Funds, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets.

      At December 31, 2002 there was one fund, Standish Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2002 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually required or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2002 were as follows:

                                                                PURCHASES       SALES
                                                               ------------  ------------
      U.S. Government Securities                               $216,327,418  $234,378,768
                                                               ============  ============
      Investments (non-U.S.Government Securities)              $295,702,162  $488,446,175
                                                               ============  ============

(4)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Portfolio is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $166,043,189
                                                                   ============
      Gross unrealized appreciation                                  13,370,148
      Gross unrealized depreciation                                    (559,221)
                                                                   ------------
      Net unrealized appreciation                                   $12,810,927
                                                                   ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS      PREMIUMS
                                                               -------------------      --------
      Outstanding, beginning of period                                   6             $   479,597
      Options written                                                    6                 227,066
      Options expired                                                   (4)               (388,806)
      Options closed                                                    (6)               (272,128)
                                                                   -------             -----------
      Outstanding, end of period                                         2             $    45,729
                                                                   =======             ===========

      At December 31, 2002, the Portfolio held the following written put option contracts:

      SECURITY
      --------------------------------------------------------------------------------------------
                                                                    CONTRACTS             VALUE
                                                                    ---------             -----
      6 Month 10 Yr PYR IRS 6.46% Put, 01/09/2003                        1             $         0
      Russia 5.0% Put, 01/16/2003                                        1                   2,688
                                                                                       -----------
      Total (premiums received $45,729)                                                $     2,688
                                                                                       ===========

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS       PREMIUMS
                                                               -------------------       --------
      Outstanding, beginning of period                                  5              $   190,890
      Options written                                                   3                   72,087
      Options expired                                                  (4)                (186,862)
      Options closed                                                   (3)                 (73,539)
                                                                   ------              -----------
      Outstanding, end of period                                        1              $     2,576
                                                                   ======              ===========

      At December 31, 2002, the Portfolio held the following written call option contracts:

      SECURITY
      --------------------------------------------------------------------------------------------
                                                                    CONTRACTS             VALUE
                                                                    ---------             -----
      Russia 5.0% Call, 01/16/2003                                       1             $     1,904
                                                                                       -----------
      Total (premiums received $2,576)                                                 $     1,904
                                                                                       ===========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of the written currency options for the year ended December 31, 2002 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS      PREMIUMS
                                                               -------------------      --------
      Outstanding, beginning of period                                   5             $   432,586
      Options written                                                   15                 805,774
      Options exercised                                                 (2)               (131,182)
      Options expired                                                   (1)                (31,563)
      Options closed                                                   (16)             (1,057,606)
                                                                   -------             -----------
      Outstanding, end of period                                         1             $    18,009
                                                                   =======             ===========

      At December 31, 2002, the Portfolio held the following written currency option contracts:

      SECURITY
      --------------------------------------------------------------------------------------------
                                                                    CONTRACTS             VALUE
                                                                    ---------             -----
      USD Put/CAD Call, Strike Price 1.54, 01/17/2003                    1             $     3,312
                                                                                       -----------
      Total (premiums received $18,009)                                                $     3,312
                                                                                       ===========

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                            LOCAL PRINCIPAL   CONTRACT         MARKET          AGGREGATE         UNREALIZED
      CONTRACTS TO RECEIVE                      AMOUNT       VALUE DATE        VALUE          FACE AMOUNT           LOSS
      ------------------------------------------------------------------------------------------------------------------------
      Canadian Dollar                            6,490,000   03/17/2003   $      4,095,535  $     4,158,764   $        (63,229)
                                                                          ================  ================  ================

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            LOCAL PRINCIPAL   CONTRACT         MARKET          AGGREGATE         UNREALIZED
      CONTRACTS TO DELIVER                      AMOUNT       VALUE DATE        VALUE          FACE AMOUNT       GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      British Pound Sterling                       205,000   03/19/2003   $        328,136  $       322,281   $         (5,855)
      Canadian Dollar                            8,020,000   03/19/2003          5,060,648        5,125,944             65,296
      Danish Krone                              46,160,000   03/19/2003          6,491,279        6,245,434           (245,845)
      Euro                                      63,113,000   03/19/2003         65,945,890       63,593,437         (2,352,453)
      Hong Kong Dollar                          44,050,000   03/17/2003          5,645,790        5,645,409               (381)
      New Zealand Dollar                         6,070,000   03/19/2003          3,148,820        3,051,996            (96,824)
      Singapore Dollar                           8,810,000   03/19/2003          5,082,575        5,012,802            (69,773)
      Swedish Krona                             56,170,000   03/19/2003          6,424,681        6,185,442           (239,239)
                                                                          ----------------  ----------------  ----------------
      TOTAL                                                               $     98,127,819  $    95,182,745   $     (2,945,074)
                                                                          ================  ================  ================

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2002, the Portfolio held the following financials futures contracts:

                                                               EXPIRATION   UNDERLYING FACE
      CONTRACT                                       POSITION     DATE      AMOUNT AT VALUE  UNREALIZED LOSS
      ------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (21 Contracts)                  Short    3/31/2003     $2,378,250        $ (62,449)
      U.S. 10 Year Note (69 Contracts)                 Short    3/31/2003      7,938,235         (261,251)
                                                                                                ---------
                                                                                                $(323,700)
                                                                                                =========

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Portfolio entered into no such transactions during the year ended December 31, 2002.

(6)   SECURITIES LENDING:

      The Portfolio may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      At December 31, 2002, the Portfolio loaned securities having a market value of $9,218,919. The Portfolio received cash collateral of $9,441,670 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Portfolio entered into no such transactions during the year ended December 31, 2002.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master
Portfolio: Standish Global Fixed Income Portfolio (the "Portfolio"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                               Trustee and      President since       Director and Vice            22               None
Richard S. Wood                 President       4/26/1989             Chairman, President
c/o Standish Mellon Asset                                             and Chief Investment
Management,                                                           Officer, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108 5/20/54                                              Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH HIGH YIELD BOND FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                          Standish High Yield Bond Fund
                       Management Discussion and Analysis
                                  December 2002

The Standish High Yield Bond Fund had a return of 4.7% for the year in 2002. This compares to a return of -1.41% for the benchmark Lehman High Yield Index. The negative return for the high yield asset class in 2002 extended a string of three consecutive years that the asset class under-performed other higher-quality fixed income asset categories. Although performance of high yield was relatively weak, 2002 saw substantial amounts of new money committed to the market with over $13 billion being allocated to high yield mutual funds. The inflow was over twice the size of the $6.1 billion allocated to high yield mutual funds in 2001. The majority of 2002's inflows occurred during the last 4 months of the year.

The high yield asset class's returns exhibited a seasonal pattern that has been observed quite consistently over the past several years. The high yield market had strong returns in Q1 and Q4 and severely underperformed in Q2 and Q3. Further, the volatility of monthly returns was high as the -7.74% return in the month of June was the worst month in the history of the Index while the +6.25% return in November was the third best.

Several factors contributed to the significant underperformance of the high yield asset class in Q2 and Q3. First, the Moody Issuer Default Rate remained over 10% for the first eight months of the year. In addition, the Moody Dollar Weighted Default Rate peaked in August at an all-time high of 18.38%. The price of defaulted securities deteriorated to $24.5, well below the $42 historical average. These factors resulted in significant principal loss within the high yield indices. Second, investor confidence was damaged as additional corporate frauds were exposed at both Adelphia and WorldCom. Meanwhile, Moody's downgrades outnumbered upgrades 7 to 1 in the fourth quarter. As a result, approximately $150mm of high-grade securities were downgraded to high yield. Each of these factors resulted in investors demanding higher risk premiums.

The rally in Q4 was fueled by a small initial decrease in the default rate and the expectation of further meaningful declines along with stabilization in the equity markets and perhaps most importantly: significant fund flows into the high yield asset class.

On a quality basis, B's returned 1.07% in 2002 which outperformed the return of BB's, -1.8%, and CCC's, -9.92%. The performance of BB's was hurt by the poor performance of "Fallen-Angels" with WorldCom being the most significant detractor. The poor showing by CCC rated issuers was the result of large defaults in the Telecommunications sector. The Fund's focus on B and BB rated securities had a positive impact in this environment.

Sector returns were bifurcated in 2002. Gaming, Aerospace, Capital Goods, Lodging and Retailers all produced mid to high teens absolute returns. Meanwhile, the Cable, Wireline-Telecommunications, Airline and Electric Utility sectors produced negative returns greater than -10%. The Fund benefited from overweight positions in Gaming Lodging, Healthcare, and Environmental. In addition, the overweight in Cable was focused on higher rated issuers; therefore, the Fund experienced limited losses associated with Adelphia and Charter.

The Fund also benefited from positive event risk as two of the largest holding in the Fund, GS Escrow and Anchor Gaming, were acquired and the debt was tendered for by the new entity. The performance of the Fund was negatively impacted by holdings of both AES and Calpine. Both securities experienced significant price depreciation as a result of the well-publicized problems in the utility sector.

Finally the Fund's allocation to Emerging Market sovereign debt added to the relative performance. Overweight positions in Russia and other Eastern European credits produced returns in the mid to high teens.

Sector Allocation Strategy

Two significant portfolio shifts took place in 2002. In the third quarter, we increased our allocation to BBB rated securities due to a significant dislocation between high yield and high-grade securities. We were able to purchase BBB companies - AT&T Wireless, Cox, Comcast, Nisource, and Xcel Energy-at spreads between 400bps and 900bps, much cheaper than comparable high yield securities. In addition, we increased our exposure to the Utility sector in both Q3 and Q4 as valuations became extremely cheap. We were able to purchase securities issued at the various operating subsidiaries at yields between 8% and 12%. Examples include: Consumers Energy, Panhandle Pipeline, IPALCO, and Southern Natural Pipeline.

2003 Outlook

 Despite the fourth quarter's strong performance, the high yield asset class continues to offer attractive prospective returns, particularly relative to other fixed income asset classes due to its relatively high yield and declining default rate. This basic value opportunity has continued to sponsor interest from many types of investors hungry to increase fixed income and general portfolio returns without increasing or establishing new exposure to the equity market. Aside from the seemingly obvious need for some sort of pause to the 2 1/2 month high yield rally, the risks to the asset class include: further volatility in the equity markets, an extended conflict in either Iraq or North Korea, or further deterioration in the recovery rate of defaulted securities.

/s/ Michael Tucker                      /s/ Johnathan Uhrig

Michael Tucker                          Johnathan Uhrig

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                          Standish High Yield Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish High Yield Bond Fund and the Lehman High Yield Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                Standish                Lehman             Lehman
               High Yield             High Yield          Aggregate
               Bond Fund                Index              Index

                 100000                 100000             100000
                 101500                 101390             101187
                 104400                 104178             103916
                 103950                 103939             103029
                 106049                 105997             104549
                 103919                 106092             106065
                 105238                 107110             106554
                 106200                 108053             107627
                 107546                 109998             109008
                 108271                 110642             108926
                 110189                 111681             109301
                 110346                 112121             109872
                 109978                 112510             110914
                 109770                 112915             111854
                 110782                 113557             112092
                 100285                 107291             113916
                 102526                 107776             116583
                 101877                 105567             115968
                 107831                 109948             116625
                 107115                 110069             116976
                 107566                 111703             117811
                 105876                 111045             115754
                 108476                 112105             116397
                 111966                 114277             116766
                 109105                 112730             115742
                 109633                 112489             115373
                 107773                 112942             114883
                 106436                 111693             114824
                 106781                 110890             116157
                 105658                 110153             116585
                 107549                 111449             116577
                 109472                 112702             116015
                 109535                 112216             115635
                 111046                 112433             117034
                 111163                 110069             118574
                 108922                 110245             118236
                 106552                 109115             118182
                 110335                 111337             120640
                 111443                 112186             121735
                 112942                 112954             123500
                 112162                 111967             124276
                 110636                 108381             125098
                 107718                 104089             127144
                 112581                 106098             129503
                 119958                 114046             131620
                 121093                 115566             132766
                 118751                 112844             133433
                 116956                 111439             132879
                 118176                 113446             133681
                 114298                 110264             134186
                 114371                 111887             137186
                 115103                 113207             138758
                 107560                 105599             140374
                 111145                 108211             143312
                 114656                 112158             141336
                 114289                 111698             140431
                 115594                 112478
                 114749                 110908
                 116287                 113576
                 117227                 115392
                 117305                 114796
                 112874                 106292
                 110642                 101649
                 113512                 104547
                 112772                 103174
                 113259                 102275
                 118127                 108609
                 119659                 110128

--------------------------------------------------------------------------------
                           Average Annual Total Return
                          (for periods ended 12/31/2002)
                                                              Since Inception
        1 Year             3 Year             5 Year             06/02/1997
        ------             ------             ------             ----------

        4.70%               3.01%              2.42%               3.27%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish High Yield Bond Portfolio
    ("Portfolio"), at value (Note 1A)                            $44,143,931
  Receivable for Fund shares sold                                         25
  Prepaid expenses                                                     4,476
                                                                 -----------
    Total assets                                                  44,148,432

LIABILITIES
  Payable for Fund shares redeemed                       $8,514
  Distributions payable                                  69,803
  Accrued accounting, custody and transfer agent fees     3,007
  Accrued trustees' fees and expenses (Note 2)              500
  Accrued expenses and other liabilities                  7,594
                                                         ------
    Total liabilities                                                 89,418
                                                                 -----------
NET ASSETS                                                       $44,059,014
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $58,579,491
  Accumulated net realized loss                                  (13,351,664)
  Distributions in excess of net investment income                   (86,199)
  Net unrealized depreciation                                     (1,082,614)
                                                                 -----------
TOTAL NET ASSETS                                                 $44,059,014
                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          3,071,901
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $     14.34
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                           $3,765,779
  Dividend income allocated from Portfolio                              235,465
  Expenses allocated from Portfolio                                    (216,169)
                                                                     ----------
    Net investment income allocated from Portfolio                    3,785,075

EXPENSES
  Accounting, custody, and transfer agent fees           $   30,027
  Legal and audit services                                   20,110
  Registration fees                                          17,460
  Trustees' fees and expenses (Note 2)                        2,000
  Amortization of organizational expenses (Note 1C)           1,532
  Insurance expense                                           1,119
  Miscellaneous                                               8,627
                                                         ----------
    Total expenses                                           80,875

Deduct:
  Reimbursement of Fund operating expenses (Note 2)         (79,170)
                                                         ----------
      Net expenses                                                        1,705
                                                                     ----------
        Net investment income                                         3,783,370
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss allocated from Portfolio on:
    Investment security transactions                     (3,321,339)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (321,278)
                                                         ----------
      Net realized loss                                              (3,642,617)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 2,189,254
    Written options                                             765
    Swap contracts                                          (18,100)
    Foreign currency and forward foreign currency
      exchange contracts                                    (86,891)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                2,085,028
                                                                     ----------
    Net realized and unrealized loss on investments                  (1,557,589)
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $2,225,781
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  3,783,370        $ 3,897,326
  Net realized loss                                          (3,642,617)        (4,708,865)
  Change in net unrealized appreciation (depreciation)        2,085,028            924,092
                                                           ------------        -----------
  Net increase in net assets from investment operations       2,225,781            112,553
                                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (3,605,252)        (3,594,597)
  Return of capital                                              (6,037)           (24,330)
                                                           ------------        -----------
  Total distributions to shareholders                        (3,611,289)        (3,618,927)
                                                           ------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           17,255,283         20,105,805
  Value of shares issued to shareholders in payment of
    distributions declared                                    3,132,167          2,165,577
  Cost of shares redeemed                                   (21,244,604)        (4,269,917)
                                                           ------------        -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                               (857,154)        18,001,465
                                                           ------------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,242,662)        14,495,091

NET ASSETS
  At beginning of year                                       46,301,676         31,806,585
                                                           ------------        -----------
  At end of year (including distributions in excess of
    net investment income of $86,199 and $10,806)          $ 44,059,014        $46,301,676
                                                           ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                          -------------------------------------------
                                           2002    2001(A)   2000     1999     1998
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF YEAR        $ 14.88  $ 15.88  $ 17.39  $ 19.02  $ 20.51
                                          -------  -------  -------  -------  -------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                  1.26     1.40     1.64     1.84     1.70
  Net realized and unrealized loss on
    investments                             (0.59)   (1.18)   (1.19)   (1.45)   (1.52)
                                          -------  -------  -------  -------  -------
Total from investment operations             0.67     0.22     0.45     0.39     0.18
                                          -------  -------  -------  -------  -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (1.21)   (1.21)   (1.93)   (2.00)   (1.67)
  From tax return of capital                   --    (0.01)   (0.03)   (0.02)      --
                                          -------  -------  -------  -------  -------
Total distributions to shareholders         (1.21)   (1.22)   (1.96)   (2.02)   (1.67)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR              $ 14.34  $ 14.88  $ 15.88  $ 17.39  $ 19.02
                                          =======  =======  =======  =======  =======
TOTAL RETURN+                                4.70%    1.52%    2.84%    2.20%    0.86%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                              0.50%    0.50%    0.37%    0.00%    0.00%
  Net Investment Income (to average
    daily net assets)*                       8.68%    8.86%   10.41%    9.87%    8.40%
  Net Assets, End of Year (000's
    omitted)                              $44,059  $46,302  $31,807  $31,138  $40,457

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment adisory fee payable to the Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)        $  1.21  $  1.33  $  1.64  $  1.64  $  1.51
Ratios (to average daily net assets):
  Expenses(2)                                1.01%    0.97%    1.11%    1.08%    0.91%
  Net investment income                      8.17%    8.39%    9.67%    8.79%    7.49%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $.0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish High Yield Bond Portfolio's (formerly the Standish World High Yield Portfolio) allocated expenses.
+    Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish High Yield Bond Fund (formerly, Standish World High Yield Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize total return, consisting primarily of a high level of income. The Fund invests all of its investable assets in an interest of the Standish High Yield Bond Portfolio (formerly, Standish World High Yield Portfolio) (the "Portfolio"), a subtrust of the Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio Trust seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferreds and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration were amortized, on a straight-line basis, over the five year period since the Fund's inception on June 2, 1997.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences,

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily reimbursed the Fund for $79,170 of its operating expenses.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2002 aggregated $17,255,258 and $22,385,787, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                      1,205,169             1,248,696
      Shares issued to shareholders in payment of
        distributions declared                                           217,488               145,422
      Shares redeemed                                                 (1,461,971)             (285,857)
                                                                 ---------------       ---------------
      Net increase (decrease)                                            (39,314)            1,108,261
                                                                 ===============       ===============

      At December 31, 2002, one shareholder held of record approximately 60% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------

          $1,365,591      12/31/2006
           1,721,238      12/31/2007
           1,597,308      12/31/2008
           4,484,343      12/31/2009
           4,197,096      12/31/2010

      The Fund elected to defer to its fiscal year ending December 31, 2002 $119,337 of losses recognized during the period November 1, 2002 to December 31, 2002.

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                      AMOUNT
                                                                    -----------

      Undistributed ordinary income                                 $         0
      Accumulated loss                                               13,365,576

      The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

      Distributions paid from:
        Ordinary income                                             $3,605,252
        Return of capital                                                6,037

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish High Yield Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish High Yield Bond Fund (formerly, Standish World High Yield Fund) (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                     RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 92.8%

CONVERTIBLE CORPORATE BONDS -- 1.7%
Davita, Inc.                                7.000%       05/15/2009         USD   260,000    $   257,925
Echostar DBS Corp.                          4.875%       01/01/2007               175,000        149,625
Lamar Advertising Co.                       5.250%       09/15/2006               175,000        177,777
Omnicare, Inc.                              5.000%       12/01/2007                75,000         71,513
Royal Caribbean Cruises Step Up Notes(a)    0.000%       05/18/2021                50,000         20,661
Xcel Energy, Inc. 144A                      7.500%       11/21/2007                40,000         47,089
                                                                                             -----------
Total Convertible Corporate Bonds (Cost $721,596)                                                724,590
                                                                                             -----------
CORPORATE -- 70.9%

BASIC INDUSTRY -- 10.8%
Burns Philp & Capital Property Ltd. 144A
  Senior Sub Notes                          9.750%       07/15/2012               325,000        312,000
Corn Products International, Inc. Senior
  Notes                                     8.250%       07/15/2007               145,000        147,819
Crompton Corp. Senior Notes                 8.500%       03/15/2005                75,000         76,030
CSC Holdings, Inc.                          8.125%       08/15/2009               450,000        434,250
CSC Holdings, Inc.                          7.875%       12/15/2007                75,000         72,375
CSC Holdings, Inc. Senior Notes             8.125%       07/15/2009               275,000        265,375
Earle M. Jorgensen Co.                      9.750%       06/01/2012               100,000        102,000
Great Lakes Dredge & Dock Co.              11.250%       08/15/2008               200,000        208,000
Huntsman International LLC                  9.875%       03/01/2009               225,000        226,125
IMC Global, Inc.                           10.875%       06/01/2008               525,000        569,625
Kansas City Southern                        7.500%       06/15/2009               250,000        262,500
National Waterworks, Inc. 144A Senior
  Sub Notes                                10.500%       12/01/2012                55,000         57,750
Pinnacle Partners 144A Senior Notes         8.830%       08/15/2004               885,000        814,200
Pioneer Natural Resources Co.               7.500%       04/15/2012                75,000         79,125
Pioneer Natural Resources Co. Senior
  Notes                                     8.250%       08/15/2007               100,000        107,000
Resolution Performance Products 144A
  Senior Sub Notes                         13.500%       11/15/2010               145,000        154,425
Steel Dynamics, Inc.                        9.500%       03/15/2009               450,000        472,500
Williams Cos., Inc.                         7.125%       09/01/2011               225,000        147,375
Williams Cos., Inc.                         7.625%       07/15/2019               325,000        201,500
Witco Corp.                                 6.125%       02/01/2006                50,000         47,416
                                                                                             -----------
                                                                                               4,757,390
CAPITAL GOODS -- 6.2%                                                                        -----------
Alliant Techsystems, Inc.                   8.500%       05/15/2011                75,000         81,000
Allied Waste Industries 144A Notes         10.000%       08/01/2009               350,000        348,250
Allied Waste Industries Series B            7.375%       01/01/2004               125,000        125,000
Allied Waste Industries Series B            8.500%       12/01/2008               300,000        301,500
Allied Waste Industries, Inc.               7.400%       09/15/2035               125,000         97,500
Allied Waste Industries, Inc.               8.875%       04/01/2008               275,000        279,125
American Standard, Inc.                     7.375%       02/01/2008                75,000         78,375
K&F Industries, Inc. 144A Senior Sub
  Notes                                     9.625%       12/15/2010                65,000         66,300
NVR Inc. Senior Notes                       8.000%       06/01/2005               420,000        434,700
Smurfit-Stone Container Corp. 144A
  Senior Notes                              8.250%       10/01/2012               100,000        102,500


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                     RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
SPX Corp. Senior Notes                      7.500%       01/01/2013         USD  450,000     $   455,625
Stone Container Corp. Senior Notes          8.375%       07/01/2012              360,000         369,000
                                                                                             -----------
                                                                                               2,738,875
                                                                                             -----------
COMMUNICATIONS -- 3.5%
AT&T Wireless Services, Inc. Senior
  Notes                                     7.875%       03/01/2011              300,000         300,000
Block Communications, Inc.                  9.250%       04/15/2009              600,000         615,000
Salem Communciations Corp., Senior Sub
  Notes                                     7.750%       12/15/2010              425,000         425,000
Sprint Capital Corp.                        8.375%       03/15/2012              225,000         223,875
                                                                                             -----------
                                                                                               1,563,875
                                                                                             -----------
CONSUMER CYCLICAL -- 20.4%
American Media Operations                  10.250%       05/01/2009              210,000         217,350
Ameristar Casinos, Inc.                    10.750%       02/15/2009              500,000         545,000
Argosy Gaming Co.                          10.750%       06/01/2009              825,000         907,500
Charter Communications Holdings LLC
  Senior Notes                             10.750%       10/01/2009              100,000          45,000
Charter Communications Holdings LLC
  Senior Step Up Notes(a)                   0.000%       01/15/2010              100,000          30,000
Chumash Casino & Resort 144A Senior
  Notes                                     9.000%       07/15/2010              675,000         712,125
Continental Cablevision                     8.875%       09/15/2005              185,000         202,384
Continental Cablevision Senior Notes        8.300%       05/15/2006              175,000         191,425
COX Radio, Inc. Senior Notes                6.625%       02/15/2006              100,000         104,478
D.R. Horton, Inc.                           8.500%       04/15/2012               50,000          50,250
D.R. Horton, Inc.                          10.500%       04/01/2005              350,000         371,000
Echostar DBS Corp. Senior Notes             9.125%       01/15/2009              225,000         235,125
Entercom Communications Corp.               7.625%       03/01/2014               50,000          52,500
Entravision Communications Corp.            8.125%       03/15/2009              125,000         130,000
Hollywood Casino Corp.                     11.250%       05/01/2007              300,000         325,500
Isle of Capri Casinos                       8.750%       04/15/2009              260,000         265,850
John Q Hamons Hotels, Inc. Series B         8.875%       05/15/2012              350,000         352,625
Lamar Media Corp.                           8.625%       09/15/2007              525,000         546,000
Mohegan Tribal Gaming Authority             8.750%       01/01/2009               50,000          52,625
Mohegan Tribal Gaming Authority Senior
  Notes                                     8.375%       07/01/2011              770,000         810,425
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                 8.125%       01/01/2006              350,000         366,625
Panavision, Inc. Step Up Sub Notes(a)       9.625%       02/01/2006              400,000         140,000
Radio One, Inc. Series B                    8.875%       07/01/2011               60,000          64,350
Regal Cinemas, Inc. Series B                9.375%       02/01/2012              475,000         504,687
Russell Corp.                               9.250%       05/01/2010              125,000         134,687
Six Flags, Inc. Senior Notes                9.500%       02/01/2009              465,000         447,562
Six Flags, Inc. Senior Notes                9.750%       06/15/2007              225,000         219,375
Speedway Motorsports                        8.500%       08/15/2007              400,000         418,000
Station Casinos, Inc.                       8.375%       02/15/2008              200,000         212,000
Turning Stone Casino Resort Enterprise      9.125%       12/15/2010              125,000         128,125
Univision Communications, Inc.              7.850%       07/15/2011              200,000         227,069
                                                                                             -----------
                                                                                               9,009,642
                                                                                             -----------
CONSUMER NONCYCLICAL -- 11.9%
Amerisourcebergen Corp. 144A Senior
  Notes                                     7.250%       11/15/2012               75,000          77,062


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                     RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (CONTINUED)
Amerisourcebergen Corp. Senior Notes        8.125%       09/01/2008         USD    50,000    $    53,500
Ball Corp.                                  7.750%       08/01/2006               375,000        394,687
Ball Corp. Senior Notes 144A                6.875%       12/15/2012                30,000         30,150
Chattem, Inc.                               8.875%       04/01/2008               550,000        566,500
Columbia/HCA Healthcare                     8.850%       01/01/2007               175,000        194,893
Conmed Corp. Notes                          9.000%       03/15/2008               400,000        416,000
Constellation Brands, Inc. Series B         8.125%       01/15/2012               150,000        155,250
Del Monte Corp. 144A Senior Sub Notes       8.625%       12/15/2012               515,000        525,300
Elizabeth Arden, Inc.                      11.750%       02/01/2011               100,000        102,500
HCA - The Healthcare Co.                    8.750%       09/01/2010               225,000        257,842
HCA - The Healthcare Co. Senior Notes       7.875%       02/01/2011               100,000        111,418
Ingles Markets, Inc.                        8.875%       12/01/2011               350,000        327,250
Marsh Supermarket, Inc. Series B            8.875%       08/01/2007               500,000        445,000
Pathmark Stores                             8.750%       02/01/2012               135,000        122,850
Stater Brothers Holdings Senior Notes      10.750%       08/15/2006               795,000        810,900
Tenet Healthcare Corp. Senior Notes         6.500%       06/01/2012               429,000        383,955
Tricon Global Restaurant, Inc. Senior
  Notes                                     7.650%       05/15/2008               175,000        183,750
Tricon Global Restaurant, Inc. Senior
  Notes                                     8.500%       04/15/2006                75,000         80,250
                                                                                             -----------
                                                                                               5,239,057
                                                                                             -----------
ENERGY -- 8.0%
Amerigas Partners Senior Notes              8.875%       05/20/2011               200,000        208,000
Calpine Corp. Senior Notes                  8.500%       02/15/2011               400,000        178,000
Chesapeake Energy Corp.                     8.125%       04/01/2011               275,000        284,625
CMS Energy Corp. Senior Notes               8.500%       04/15/2011                75,000         63,750
CMS Energy Corp. Senior Notes               9.875%       10/15/2007               400,000        372,000
CMS Panhandle Holding Co. Senior Notes      6.125%       03/15/2004               225,000        218,250
Coastal Corp.                               7.750%       06/15/2010               150,000        118,500
Coastal Corp.                               9.625%       05/15/2012               150,000        121,500
Consumers Energy                            6.250%       09/15/2006               150,000        146,625
El Paso Energy Partners                     8.500%       06/01/2011                80,000         73,600
Lyondell Chemical Co. 144A                  9.500%       12/15/2008               375,000        352,500
Newfield Exploration Co. Senior Sub
  Notes                                     8.375%       08/15/2012               225,000        237,375
Pogo Producing Co. 144A                     8.250%       04/15/2011                55,000         57,750
Swift Energy Co. Senior Sub Notes           9.375%       05/01/2012               100,000         97,000
Transcontinental Gas Pipeline Corp. 144A    8.875%       07/15/2012               325,000        325,000
Vintage Petroleum, Inc. Senior Sub Notes    7.875%       05/15/2011               225,000        219,375
Waste Management, Inc. Senior Notes         7.375%       08/01/2010               125,000        136,966
Westar Energy, Inc.                         7.875%       05/01/2007               125,000        125,000
Xcel Energy, Inc. Senior Notes              7.000%       12/01/2010               100,000         85,000
XTO Energy, Inc. Senior Notes               7.500%       04/15/2012               115,000        121,900
                                                                                             -----------
                                                                                               3,542,716
                                                                                             -----------
FINANCIAL -- 3.3%
Crescent Real Estate Equity REIT Senior
  Notes                                     9.250%       04/15/2009               200,000        209,262
Felcor Lodging LP REIT                      9.500%       09/15/2008               100,000        101,000
Host Marriott LP REIT                       9.500%       01/15/2007               200,000        203,000
MeriStar Hospitality Corp. REIT             9.000%       01/15/2008               225,000        200,250
Meristar Hospitality Corp. REIT            10.500%       06/15/2009               175,000        161,000
Petronas Capital Ltd. 144A                  7.875%       05/22/2022                85,000         91,326
RFS Partnership LP REIT                     9.750%       03/01/2012                60,000         61,200

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                     RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
RH Donnelley Finance Corp. I 144A Senior
  Notes                                     8.875%       12/15/2010         USD  140,000     $   149,800
RH Donnelley Finance Corp. I 144A Senior
  Sub Notes                                10.875%       12/15/2012              260,000         283,400
                                                                                             -----------
                                                                                               1,460,238
                                                                                             -----------
PUBLIC UTILITY -- 5.7%
AES Corp. 144A                             10.000%       07/15/2005              330,000         316,800
AES Corp. Senior Notes                      8.875%       02/15/2011              550,000         319,000
AES Corp. Senior Notes                      9.375%       09/15/2010               35,000          21,351
Ipalco Enterprises, Inc.                    8.375%       11/14/2008              275,000         244,750
Northern States Power Co.                   7.125%       07/01/2025              525,000         520,375
Northwest Pipeline Corp.                    6.625%       12/01/2007              325,000         299,000
Southern National Gas Co.                   7.350%       02/15/2031              975,000         809,250
                                                                                             -----------
                                                                                               2,530,526
                                                                                             -----------
TECHNOLOGY -- 0.7%
L-3 Communications Corp. 144A Senior Sub
  Notes                                     7.625%       06/15/2012              296,000         306,360
                                                                                             -----------
TRANSPORTATION -- 0.4%
Delta Air Lines                             7.900%       12/15/2009              250,000         170,000
                                                                                             -----------
Total Corporate (Cost $31,431,829)                                                            31,318,679
                                                                                             -----------
SOVEREIGN BONDS -- 4.0%
Dominican Republic 144A                     9.500%       09/27/2006              135,000         143,606
Republic of Brazil(b)                       2.625%       04/15/2012              300,000         163,500
Republic of Bulgaria IAB PDI(b)             2.688%       07/28/2011              116,400         107,961
Republic of Colombia                        7.625%       02/15/2007               50,000          48,375
Republic of Colombia                        9.750%       04/23/2009               95,000          97,850
Republic of Colombia                       10.000%       01/23/2012               75,000          75,750
Republic of Ecuador 144A Step Up Notes      5.000%       08/15/2030               90,000          37,350
Republic of El Salvador                     7.750%       01/24/2023               35,000          34,825
Republic of Panama                          8.875%       09/30/2027               35,000          34,650
Republic of Panama                          9.625%       02/08/2011               15,000          16,387
Republic of Peru FLIRB(b)                   4.000%       03/07/2017              120,000          85,200
Republic of Peru PDI(b)                     4.500%       03/07/2017               19,600          15,288
Republic of Philippines                     9.375%       01/18/2017               25,000          25,813
Republic of Philippines                    10.625%       03/16/2025               30,000          30,975
Republic of South Africa                    8.500%       06/23/2017              105,000         118,913
Republic of South Africa                    9.125%       05/19/2009               15,000          17,888
Republic of Turkey                         12.375%       06/15/2009               25,000          27,250
Republic of Venezuela                       9.250%       09/15/2027               25,000          17,000
Russian Federation                          5.000%       03/31/2030              298,950         237,292
Russian Federation                          8.250%       03/31/2010               30,000          31,725
Russian Federation                          8.750%       07/24/2005               25,000          27,094
Russian Federation                         12.750%       06/24/2028               50,000          66,250
Ukraine Government Senior Notes            11.000%       03/15/2007               50,400          51,912
United Mexican States                       8.300%       08/15/2031              110,000         116,050
United Mexican States                       9.875%       02/01/2010              115,000         140,300
                                                                                             -----------
Total Sovereign Bonds (Cost $1,716,447)                                                        1,769,204
                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                     RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
YANKEE BONDS -- 11.1%
Abitibi-Consolidated, Inc.                  8.550%       08/01/2010         USD    500,000   $   550,640
Biovail Corp. Senior Sub Notes              7.875%       04/01/2010                175,000       175,000
British Sky Broadcasting                    8.200%       07/15/2009                425,000       464,319
British Sky Broadcasting                    6.875%       02/23/2009                325,000       336,941
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                 12.000%       12/15/2006                 65,000        43,550
Corus Entertainment, Inc. Senior Sub
  Notes                                     8.750%       03/01/2012                175,000       185,500
GT Group Telecom, Inc. Senior Step Up
  Notes(a){*}                               0.000%       02/01/2010                925,000            93
MDP Acquisitions PLC 144A Senior Notes      9.625%       10/01/2012                150,000       156,750
Quebecor Media, Inc. Senior Notes          11.125%       07/15/2011                220,000       202,400
Republic of El Salvador 144A                8.250%       04/10/2032                 50,000        47,250
Royal Caribbean Cruises                     7.500%       10/15/2027                175,000       126,000
Royal Caribbean Cruises Senior Notes        8.125%       07/28/2004                100,000        97,500
Royal Caribbean Cruises Senior Notes        8.750%       02/02/2011                675,000       617,625
Stena AB 144A Senior Notes                  9.625%       12/01/2012                 70,000        72,100
Telus Corp.                                 8.000%       06/01/2011                525,000       506,625
Tembec Industries, Inc.                     8.500%       02/01/2011                365,000       366,825
Tyco International Group SA                 6.125%       01/15/2009                500,000       457,500
Tyco International Group SA                 4.950%       08/01/2003                225,000       220,500
Tyco International Group SA                 6.375%       10/15/2011                275,000       257,125
                                                                                             -----------
Total Yankee Bonds (Cost $5,354,281)                                                           4,884,243
                                                                                             -----------
NON-AGENCY -- 0.6%

PASS THRU SECURITIES -- 0.6%
GMAC Commercial Mortgage Securities,
  Inc. 1996-C1 F Non-ERISA                  7.860%       11/15/2006                250,000       263,379
                                                                                             -----------
Total Non-Agency (Cost $249,015)                                                                 263,379
                                                                                             -----------
FOREIGN DENOMINATED -- 4.5%

EURO -- 3.9%
Bundes Obligation Series 136                5.000%       08/19/2005         EUR     70,000        77,212
Colt Telecom Europe PLC CVT                 2.000%       12/16/2006                125,000        59,006
Deutschland Republic                        5.250%       07/04/2010                 70,000        79,341
Messer Greisheim Holdings AG Senior
  Notes                                    10.375%       06/01/2011                425,000       470,345
Sanitec International SA 144A               9.000%       05/15/2012                150,000       147,909
Tyco International Group SA                 4.375%       11/19/2004                425,000       407,930
Tyco International Group SA                 5.500%       11/19/2008                535,000       479,839
                                                                                             -----------
                                                                                               1,721,582
                                                                                             -----------
FRANCE -- 0.2%
Ivory Coast FLIRB(b){*}                     2.000%       03/29/2018         FRF  4,000,000        73,563
                                                                                             -----------
JAPAN -- 0.4%
Republic of Algeria(b)                      0.938%       03/04/2010         JPY 25,926,212       188,836
                                                                                             -----------
Total Foreign Denominated (Cost $1,782,652)                                                    1,983,981
                                                                                             -----------
TOTAL BONDS AND NOTES (COST $41,255,820)                                                      40,944,076
                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                       VALUE
SECURITY                                                                    SHARES   (NOTE 1A)
-----------------------------------------------------------------------------------------------
EQUITIES -- 0.0%
COMMON STOCKS -- 0.0%
GH Water Supply Holdings Ltd. (Hong Kong)                                    3,644  $         0
Guangdong Alliance Ltd. 144A (Hong Kong)*                                    9,590            0
Guangdong Investment Ltd. (Hong Kong)*                                           1            0
HK Property Co. (Hong Kong)*                                                 9,590            0
                                                                                    -----------
                                                                                              0
                                                                                    -----------
TOTAL EQUITIES (COST $1)                                                                      0
                                                                                    -----------
PREFERRED STOCKS -- 3.0%

CONVERTIBLE PREFERRED STOCKS -- 2.7%
Equity Office Properties Trust 144A CVT Pfd                       USD       17,000      748,000
Ford Motor Co. Capital Trust II 6.50% CVT Pfd                                4,000      163,400
General Motors Corp. Series B 5.25% CVT Pfd                                  3,000       69,300
Six Flags, Inc. 7.25% CVT Pfd                                               13,600      211,072
                                                                                    -----------
Total Convertible Preferred Stocks (Cost $1,402,570)                                  1,191,772
                                                                                    -----------
NON-CONVERTIBLE PREFERRED STOCKS -- 0.3%
CSC Holdings, Inc. 11.125% Pfd                                               1,500      140,250
Global Crossing PIK 10.50% Pfd*{*}                                           4,210           42
                                                                                    -----------
Total Non-Convertible Preferred Stocks (Cost $526,625)                                  140,292
                                                                                    -----------
TOTAL PREFERRED STOCKS (COST $1,929,195)                                              1,332,064
                                                                                    -----------

                                                                          CONTRACT
                                                                            SIZE
                                                                          --------
PURCHASED OPTIONS -- 0.0%
USD Put/BRL Call, Strike Price 0.66,
  01/21/2003 (USD)                                                           2,500        5,541
                                                                                    -----------
TOTAL PURCHASED OPTIONS (COST $6,619)                                                     5,541
                                                                                    -----------

                                                                           SHARES
                                                                          --------
WARRANTS -- 0.0%

GOVERNMENT BACKED -- 0.0%
United Mexican States Series B, 6/30/2004
  (USD)                                                                    250,000          750
United Mexican States Series E, 6/30/2007
  (USD)                                                                    250,000            0
United Mexican States, 6/30/2005 (USD)                                     250,000           75
United Mexican States, 6/30/2006 (USD)                                     250,000           75
                                                                                    -----------
                                                                                            900
                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                   VALUE
SECURITY                                                                            SHARES       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.0%
GT Group Telecom, Inc., 02/01/2010*                                                    925      $         9
McLeod USA, Inc., 04/16/2007*                                                        3,379            1,014
                                                                                                -----------
                                                                                                      1,023
                                                                                                -----------
TOTAL WARRANTS (COST $60,043)                                                                         1,923
                                                                                                -----------

                                                                                   PAR VALUE/
                                                RATE           MATURITY              SHARES
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.9%

CASH EQUIVALENTS -- 10.7%
American Express Centurion Bank Eurodollar
  Time Deposit(c)                                1.380%       01/27/2003         $     671,903      671,903
Bank of Montreal Eurodollar Time Deposit(c)      1.320%       01/30/2003               474,758      474,758
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(c)                                                                  839,879      839,879
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of
  $907,139, collateralized by a corporate
  obligation with a rate of 8.0%, a maturity
  date of 02/01/13 and a market value of
  $925,211.(c)                                   1.363%       01/02/2003               907,070      907,070
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $907,138,
  collateralized by corporate obligations
  with rates ranging from 0.00% to 8.88%,
  maturity dates ranging from 05/23/03 to
  12/01/36, and a market value of
  $925,211.(c)                                   1.353%       01/02/2003               907,070      907,070
Royal Bank of Scotland Eurodollar Time
  Deposit(c)                                     1.310%       01/17/2003               907,070      907,070
                                                                                                -----------
                                                                                                  4,707,750
                                                                                                -----------
REPURCHASE AGREEMENTS -- 2.2%

Tri-party repurchase agreement dated
  12/31/02 with Salomon Smith Barney, Inc.
  and Investors Bank and Trust Company, due
  01/02/02, with a maturity value of
  $983,217 and an effective yield of 0.75%,
  collateralized by a U.S. Government
  Obligation with a rate of 12.75%, a
  maturity date of 11/15/10 and an
  aggregated market value of $1,009,776.                                                            983,176
                                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,690,926)                                                    5,690,926
                                                                                                -----------

TOTAL INVESTMENTS -- 108.7% (COST $48,942,604)                                                  $47,974,530

OTHER ASSETS, LESS LIABILITIES -- (8.7%)                                                         (3,830,481)
                                                                                                -----------

NET ASSETS -- 100.0%                                                                            $44,144,049
                                                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
BRL - Brazilian Real
CVT - Convertible
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
FRF - French Franc
IAB - Interest Arrears Bonds
JPY - Japanese Yen
PDI - Past Due Interest Bonds
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
Step Up - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity.
USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/02.
(c)  Represents investments of security lending collateral (Note 6).
{*}  Defaulted security.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
INDUSTRY SECTOR                                                NET ASSETS
---------------------------------------------------------------------------
Consumer Cyclical                                                     25.9%
Financial                                                             18.7%
Basic Industry                                                        16.3%
Consumer Non-cyclical                                                 13.0%
Capital Goods                                                         10.3%
Energy                                                                 8.3%
Public Utility                                                         6.1%
Foreign Government                                                     5.1%
Communications                                                         3.8%
Technology                                                             0.7%
Transportation                                                         0.5%
                                                                     ------
                                                                     108.7%
                                                                     ------

                                                              PERCENTAGE OF
TOP TEN COUNTRIES                                              NET ASSETS
---------------------------------------------------------------------------
United States of America                                              86.9%
Canada                                                                 4.8%
United Kingdom                                                         4.1%
Luxembourg                                                             2.8%
Liberia                                                                1.9%
Bermuda                                                                1.6%
Germany                                                                1.4%
Russia                                                                 0.8%
Mexico                                                                 0.6%
Colombia                                                               0.5%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $4,582,707 (Note 6)) (identified cost,
    $48,942,604)                                                    $47,974,530
  Interest and dividends receivable                                   1,018,481
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                             502
  Receivable for closed forward foreign currency
    exchange contracts (Note 5)                                           5,212
  Prepaid expenses                                                        2,647
                                                                    -----------
    Total assets                                                     49,001,372

LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                          $  98,441
  Payable for open swap contracts (Note 5)                  18,100
  Payable upon return of securities loaned (Note 6)      4,707,750
  Options written, at value (Note 5) (premiums
    received, $3,225)                                        2,460
  Accrued accounting and custody fees                        8,258
  Accrued trustees' fees and expenses (Note 2)               1,329
  Accrued expenses and other liabilities                    20,985
                                                         ---------
    Total liabilities                                                 4,857,323
                                                                    -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $44,144,049
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $5,583 (Note 6))                                              $3,765,788
  Dividend income                                                       235,466
                                                                     ----------
    Total income                                                      4,001,254

EXPENSES
  Investment advisory fee (Note 2)                       $  218,480
  Accounting and custody fees                                86,211
  Legal and audit services                                   36,863
  Insurance expense                                          10,071
  Trustees' fees and expenses (Note 2)                        4,810
  Amortization of organizational expenses (Note 1F)             478
  Miscellaneous                                               2,021
                                                         ----------
    Total expenses                                          358,934

Deduct:
  Waiver of investment advisory fee (Note 2)               (142,765)
                                                         ----------
      Net expenses                                                      216,169
                                                                     ----------
        Net investment income                                         3,785,085
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                     (3,321,347)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (321,279)
                                                         ----------
      Net realized loss                                              (3,642,626)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 2,189,260
    Written options                                             765
    Interest Rate Swap Contracts                            (18,100)
    Foreign currency and forward foreign currency
      exchange contracts                                    (86,891)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                2,085,034
                                                                     ----------
    Net realized and unrealized loss                                 (1,577,592)
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $2,227,493
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  3,785,085        $ 3,897,569
  Net realized loss                                          (3,642,626)        (4,708,875)
  Change in net unrealized appreciation (depreciation)        2,085,034            924,092
                                                           ------------        -----------
  Net increase in net assets from investment operations       2,227,493            112,786
                                                           ------------        -----------

CAPITAL TRANSACTIONS
  Contributions                                              17,254,281         20,114,689
  Withdrawals                                               (22,385,787)        (4,997,771)
                                                           ------------        -----------
  Net increase (decrease) in net assets from capital
    transactions                                             (5,131,506)        15,116,918
                                                           ------------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,904,013)        15,229,704

NET ASSETS
  At beginning of year                                       47,048,062         31,818,358
                                                           ------------        -----------
  At end of year                                           $ 44,144,049        $47,048,062
                                                           ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                          --------------------------------------------
                                            2002    2001(A)    2000     1999     1998
                                          -------  --------  -------  -------  -------
TOTAL RETURN+                                4.71%    1.54%     2.84%    2.20%    0.86%

RATIOS:
  Expenses (to average daily net
    assets)*                                 0.50%    0.50%     0.37%    0.00%    0.00%
  Net Investment Income (to average
    daily net assets)*                       8.66%    8.87%    10.37%    9.83%    8.40%
  Portfolio Turnover                          130%     117%      148%     137%     145%
  Net Assets, End of Year (000's
    omitted)                              $44,144  $47,048   $31,818  $31,144  $41,641

-----------------
*    For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                   0.82%    0.81%     0.89%    0.86%    0.75%
  Net investment income                      8.34%    8.56%     9.85%    8.97%    7.65%

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 9.20% to 8.87%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the underlying Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish High Yield Bond Portfolio (formerly, Standish World High Yield Portfolio) (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferreds and warrants.

      At December 31, 2002, there was one fund, Standish High Yield Bond Fund (formerly, Standish World High Yield Fund) (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2002 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration were amortized, on a straight-line basis, over the five year period since the Portfolio's inception on June 2, 1997.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $142,765 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were $54,670,807 and $56,503,621, respectively. For the year ended December 31, 2002, the Portfolio did not purchase or sell any long-term U.S. government securities.

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $48,995,555
                                                                    ===========
      Gross unrealized appreciation                                   1,679,059
      Gross unrealized depreciation                                  (2,700,084)
                                                                    -----------
      Net unrealized depreciation                                   $(1,021,025)
                                                                    ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                                   NUMBER OF CONTRACTS  PREMIUMS
                                                   -------------------  --------
      Outstanding, beginning of period                      0            $   --
      Options written                                       1             1,845
                                                           --            ------
      Outstanding, end of period                            1            $1,845
                                                           ==            ======

      At December 31, 2002, the Portfolio held the following written put option contracts:

      SECURITY
      --------------------------------------------------------------------------
                                                       CONTRACTS        VALUE
                                                       ---------        -----
      Russia 5.00% Put, 01/16/2003                         1            $1,440
                                                                        ------
      Total (premiums received $1,845)                                  $1,440
                                                                        ======

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                                   NUMBER OF CONTRACTS  PREMIUMS
                                                   -------------------  --------
      Outstanding, beginning of period                      0            $   --
                                                           --            ------
      Options written                                       1             1,380
                                                           --            ------
      Outstanding, end of period                            1            $1,380
                                                           ==            ======

      At December 31, 2002, the Portfolio held the following written call option contracts:

      SECURITY
      --------------------------------------------------------------------------
                                                       CONTRACTS        VALUE
                                                       ---------        -----
      Russia 5.00% Call, 01/16/2003                       1            $1,020
                                                                       ------
      Total (premiums received $1,380)                                 $1,020
                                                                       ======

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Portfolio held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               LOCAL PRINCIPAL    CONTRACT        MARKET          AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER         AMOUNT        VALUE DATE        VALUE         FACE AMOUNT        LOSS
      -------------------------------------------------------------------------------------------------------
      Euro                          2,226,500    03/19/2003   $     2,326,439  $    2,237,906   $     (88,533)
      Japanese Yen                 31,177,000    03/19/2003           263,266         253,358          (9,908)
                                                              ---------------  ---------------  -------------
      TOTAL                                                   $     2,589,705  $    2,491,264   $     (98,441)
                                                              ===============  ===============  =============

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                 MARKET                      MARKET      CONTRACT   UNREALIZED
      CONTRACTS TO DELIVER       VALUE   IN EXCHANGE FOR     VALUE      VALUE DATE     GAIN
      ----------------------------------------------------------------------------------------
      Euro                      $68,866  Slovakia Koruna  $     69,368  04/24/2003  $     502
                                -------                   ------------              ---------
      TOTAL                     $68,866                   $     69,368              $     502
                                =======                   ============              =========

      SWAP AGREEMENT

      The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Portfolio held the following open credit default swap contracts:

      NOTIONAL AMOUNT         EXPIRATION                                                      NET UNREALIZED
      PORTFOLIO/COUNTERPARTY     DATE                        DESCRIPTION                       DEPRECIATION
      ----------------------  ----------  --------------------------------------------------  --------------
            1,000,000 USD      7/29/07    Agreement with Goldman Sachs Capital Market, dated     $(18,100)
                                          7/29/02 to pay 0.80% per year times the notional
                                          amount. The Portfolio receives payment only upon a
                                          default event by Citigroup, Inc., the notional
                                          amount times the difference between the par value
                                          and the then-market value of Citigroup, Inc.,
                                          6.50% due 1/18/11.

(6)   SECURITIES LENDING:

      The Portfolio may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      At December 31, 2002, the Portfolio loaned securities having a market value of $4,582,707. The Portfolio received cash collateral of $4,707,750 which is invested together with collateral of other Standish funds in five issuers of high grade short-term investments.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Portfolio segregates securities having a value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                       STANDISH HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2002, the Portfolio did not have any delayed delivery transactions.

(8)   CONCENTRATION OF RISK:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(9)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended December 31, 2002, the expense related to the commitment fee was $2,021 for the Portfolio.

      During the year ended December 31, 2002, the Portfolio had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish High Yield Bond Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish High Yield Bond Portfolio (formerly, Standish World High Yield Portfolio) (the "Portfolio"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                       (Institutional and Service Classes)

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                       Management Discussion and Analysis
                                  December 2002

International bond markets produced generally good returns in 2002. The Standish International Fixed Income Fund returned 6.44% for the year, after all expenses, compared to 7.00% for our benchmark, the JP Morgan Hedged Non-U.S. Government Bond Index.

Global growth disappointed expectations in 2002 despite the substantial stimulus provided by central banks in 2001 and additional rate cuts this year. But modest growth and low inflation explained only part of the rally in bonds during the year; geo-political tension, corporate fraud and bankruptcies, very weak equity markets, and the ongoing specter of terrorism, fuelled the flight to bonds. These factors affected all developed economies to some extent during the year. The U.S. economy surged forward early in the year but was unable to sustain its momentum. By year-end, the threat of deflation in the U.S. was driving equities and Treasury yields lower, forcing the Fed to reduce the Fed Funds rate by 50 bps to 1.25%. Growth in Europe also declined as the year progressed. European banks and insurance companies were hard hit by loan losses and the decline in equities. The European Central Bank responded by lowering rates 50bps to 2.75%. In Japan, deflation continued for a fourth year despite Japan's zero interest rate policy and the use of more unorthodox policies such as direct purchases of equities from banks.

All major government bond markets produced positive returns in hedged terms during the year. However, U.S. Treasuries outpaced other government markets by several percentage points. The J.P. Morgan U.S. Government Bond index returned 12.21% while the worst performing market, Japan, returned 5.10%. The hedged returns of the other markets generally ranged from 6% to 9%. While government bonds performed well in 2002, corporate bonds lagged and the high yield portion of the corporate market produced negative returns. The factors negatively affecting equities such as economic weakness, falling profits, and corporate malfeasance, when combined with high debt levels, created a bad environment for corporate credit quality. The resultant widening of spreads of corporate bonds relative to government bonds was a global phenomenon. The U.S. dollar also fell during the year as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund underperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds was the largest negative contributor relative to our government bond benchmark. Our country selection and duration positioning produced mixed results relative to the benchmark. We benefited from our underweight positions in Japan and Australia although our underweight position in the U.K. was a modest negative. Our currency exposure was positive for the year relative to the benchmark as we had established positions in the Euro and the Australian, New Zealand and Canadian dollars relative to the U.S. dollar and all those positions contributed positively in 2002.

Our outlook for 2003 is favorable for international bonds. We believe that global economies will respond positively to the stimulus supplied by central banks particularly the Federal Reserve. Government bond yields in the U.S. will be biased upwards but opportunities for value-added can be found in European bonds as the European Central Bank is likely to continue to lower rates as growth weakens and the Euro strengthens. Non-government sectors such as mortgages and corporate bonds also offer value in 2003 as credit quality improves.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ W. Charles Cook

W. Charles Cook

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

        Comparison of Change in Value of $100,000 Investment in Standish International Fixed Income Fund, the J.P. Morgan Hedged Non-U.S.
              Government Bond Index, and the Lehman Aggregate Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

             Standish                                          J.P. Morgan
          International               Lehman                     Hedged
           Fixed Income              Aggregate               Non-U.S. Gov't
               Fund                    Index                   Bond Index

              100000                  100000                      100000
              102350                  101240                      101900
              102900                  102101                      103459
               97100                  102805                      103625
               97604                  103915                      104381
               97654                  104518                      105185
               95387                  104466                      104406
               97352                  105918                      105002
               99569                  108206                      106587
              104910                  110402                      108143
              106019                  111628                      108998
              107430                  112655                      109096
              115083                  116001                      110896
              112787                  114423                      111938
              113622                  115167                      112308
              112293                  114522                      111499
              114469                  115346                      111978
              118130                  117526                      113009
              122906                  119148                      112850
              124687                  121579                      112489
              129920                  122807                      112512
              128194                  124268                      114064
              125659                  122615                      116380
              124336                  122640                      116205
              124391                  124590                      117518
              126034                  126982                      118588
              128909                  129204                      120734
              132077                  129747                      120807
              134223                  130655                      120819
              135892                  130825                      121495
              139230                  133193                      123974
              143102                  133952                      125362
              148366                  136296                      127970
              146551                  136664                      128520
              149560                  137170                      130230
              149498                  136004                      131141
              153972                  136738                      133856
              155498                  138584                      133187
              149268                  136173                      130190
              145072                  132810                      129005
              143587                  131747                      128089
              140940                  131734                      126667
              138551                  131444                      125375
              140234                  134060                      126203
              138357                  134221                      124991
              137257                  132248                      125104
              138551                  132129                      125592
              140039                  131838                      127363
              139781                  132748                      127070
              141093                  135376                      128455
              142078                  138598                      130112
              143390                  139443                      132766
              146503                  141396                      134872
              151868                  146868                      139295
              150146                  147940                      138836
              152685                  147614                      140585
              154556                  149396                      141808
              156159                  150845                      144049
              158653                  152806                      145662
              162899                  155098                      148852
              165123                  157269                      150236
              168040                  158307                      152054
              165408                  155553                      150260
              166333                  154464                      151507
              169275                  153599                      153325
              169849                  153291                      154368
              172142                  155346                      155649
              172874                  155765                      156816
              175732                  155500                      158902
              181375                  158206                      162287
              185069                  161718                      164964
              190241                  164483                      168264
              190348                  162954                      168499
              193213                  163459                      170606
              194769                  163868                      171697
              193133                  162049                      170787
              195533                  164479                      172632
              197436                  166042                      173530
              200360                  168018                      176480
              203728                  172554                      179286
              203391                  171088                      179501
              207938                  173620                      182678
              208533                  176137                      183847
              210234                  176947                      185171
              212929                  178735                      187578
              215543                  181022                      190073
              215916                  180878                      191764
              218349                  181493                      193471
              219010                  182440                      194458
              221558                  184164                      197122
              222153                  185729                      197970
              224264                  186119                      199811
              224648                  189149                      203747
              228794                  193576                      208576
              225787                  192550                      208263
              231315                  193647                      210512
              231521                  194228                      210259
              235609                  195607                      212867
              233615                  192184                      211440
              236314                  193241                      213957
              239034                  193859                      216674
              237221                  192153                      215786
              234502                  191538                      212441
              231445                  190734                      211888
              230833                  190639                      212270
              231139                  192850                      213077
              231345                  193564                      213588
              233612                  193544                      214827
              233353                  192615                      215471
              232587                  191980                      215493
              234995                  194303                      217087
              238282                  196867                      220257
              239712                  196296                      221446
              240598                  196206                      223218
              242599                  200287                      224289
              243831                  202106                      225904
              246071                  205037                      225949
              246860                  206328                      227892
              247426                  207690                      229738
              250938                  211086                      233805
              255942                  215012                      236400
              260270                  218558                      238877
              262699                  220462                      240931
              263756                  221568                      242738
              260920                  220649                      241087
              261460                  221982                      242269
              262936                  222819                      243601
              264168                  227801                      245818
              265536                  230411                      247883
              265125                  233094                      248899
              269503                  237973                      253454
              268819                  234692                      252384
              266376                  233190                      250269
              266512                  235087                      250544
              265827                  237365                      250770
              265274                  233417                      249491
              266689                  237944                      251512
              268528                  239965                      251839
              271217                  242042                      255088
              271500                  244961                      257562
              275461                  249097                      260653
              277866                  253132                      263624
              276735                  251978                      263519
              278998                  251911                      263993
              283526                  257114                      267795

--------------------------------------------------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/2002)

                                                                Since Inception
     1 Year          3 Year         5 Year         10 Year        01/02/1991
     ------          ------         ------         -------        ----------

     6.44%            6.71%          5.89%          8.59%            9.07%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
             Standish International Fixed Income Service Class Fund

        Comparison of Change in Value of $100,000 Investment in Standish
      International Fixed Income Service Class Fund, the J.P. Morgan Hedged
         Non-U.S. Government Bond Index, and the Lehman Aggregate Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

            International                                   J.P. Morgan
             Fixed Income                                 Hedged Non-U.S.
          Service Class Fund    Lehman Aggregate       Government Bond Index

               100000                100000                   100000
                99701                 99681                    98448
                98165                 99257                    98192
                97695                 99207                    98369
                97652                100358                    98739
                97439                100728                    98980
                98122                100721                    99555
                97925                100236                    99854
                97327                 99908                    99862
                98338                101116                   100603
                99442                102447                   102068
               100001                102155                   102616
               100419                102108                   103431
               101213                104232                   103924
               101730                105178                   104599
               102624                106703                   104620
               102956                107373                   105468
               103146                108083                   106290
               104622                109851                   108171
               106614                111889                   109372
               108428                113718                   110674
               109392                114709                   111626
               109821                115284                   112463
               108630                114806                   111698
               108857                115499                   112245
               109363                115935                   112863
               109881                118527                   113890
               110455                119885                   114846
               110225                121281                   115317
               112007                123820                   117428
               111720                122112                   116923
               110678                121336                   115952
               110678                122318                   116080
               110448                123504                   116184
               110099                121450                   115592
               110693                123805                   116528
               111465                124857                   116679
               112534                125937                   118185
               112594                127456                   119331
               114256                129607                   120763
               115206                131707                   122140
               114731                131106                   122091
               115622                131072                   122311
               117463                133779                   124072

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                                                    Since
                                                  Inception
                   1 Year           3 Year        06/03/1999
                   ------           ------        ----------
                    6.13%            6.25%          4.59%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $247,341 (Note 8)) (identified cost,
    $343,871,646)                                                    $380,347,019
  Receivable for Fund shares sold                                           7,500
  Interest and dividends receivable                                     7,599,583
  Receivable for variation margin on open financial
    futures contracts (Note 7)                                             37,000
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 7)                                           198,411
  Prepaid expenses                                                         16,207
                                                                     ------------
    Total assets                                                      388,205,720

LIABILITIES
  Payable for investments purchased                      $9,973,906
  Payable for Fund shares redeemed                          138,609
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 7)                          10,536,745
  Payable for closed forward foreign currency exchange
    contracts (Note 7)                                       33,670
  Payable upon return of securities loaned (Note 8)         252,350
  Options written, at value (Note 7) (premiums
    received, $119,400)                                      87,162
  Accrued accounting, custody and transfer agent fees        40,700
  Accrued trustees' fees and expenses (Note 2)                8,928
  Accrued expenses and other liabilities                     41,220
                                                         ----------
    Total liabilities                                                  21,113,290
                                                                     ------------
NET ASSETS                                                           $367,092,430
                                                                     ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $420,644,747
  Accumulated net realized loss                                       (75,518,395)
  Distributions in excess of net investment income                     (3,934,810)
  Net unrealized appreciation                                          25,900,888
                                                                     ------------
TOTAL NET ASSETS                                                     $367,092,430
                                                                     ============
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                              $364,459,654
                                                                     ============
    Service Class                                                    $  2,632,776
                                                                     ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                                18,189,042
                                                                     ============
    Service Class                                                         133,112
                                                                     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                              $      20.04
                                                                     ============
    Service Class                                                    $      19.78
                                                                     ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $789 (Note 8))                                                 $15,921,762
  Dividend income                                                         276,830
                                                                      -----------
    Total investment income                                            16,198,592

EXPENSES
  Investment advisory fee (Note 2)                       $ 1,446,787
  Accounting and custody fees                                456,878
  Legal and audit services                                    89,350
  Registration fees                                           49,250
  Trustees' fees and expenses (Note 2)                        25,365
  Insurance expense                                           24,495
  Transfer agent fees - Institutional Class                   14,513
  Transfer agent fees - Service Class                          9,900
  Service fees - Service Class (Note 3)                        4,744
  Miscellaneous                                               16,326
                                                         -----------
      Total expenses                                       2,137,608

Deduct:
  Reimbursement of operating expenses - Service Class
    (Note 2)                                                  (9,881)
                                                         -----------
      Net expenses                                                      2,127,727
                                                                      -----------
        Net investment income                                          14,070,865
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      (3,396,237)
    Financial futures contracts                           (3,868,320)
    Written options transactions                           1,362,697
    Foreign currency transactions and forward foreign
      currency exchange contracts                        (29,392,829)
                                                         -----------
      Net realized loss                                               (35,294,689)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 59,183,261
    Financial futures contracts                           (1,282,698)
    Written options                                          617,888
    Foreign currency and forward foreign currency
      exchange contracts                                 (15,102,432)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                 43,416,019
                                                                      -----------
    Net realized and unrealized gain                                    8,121,330
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $22,192,195
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  14,070,865      $  18,414,457
  Net realized gain (loss)                                   (35,294,689)         1,724,470
  Change in net unrealized appreciation (depreciation)        43,416,019           (893,954)
                                                           -------------      -------------
  Net increase in net assets from investment operations       22,192,195         19,244,973
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income
    Institutional Class                                       (8,973,023)        (7,366,546)
    Service Class                                                (50,553)           (10,658)
  Return of capital
    Institutional Class                                       (2,482,598)                --
    Service Class                                                (13,987)                --
                                                           -------------      -------------
  Total distributions to shareholders                        (11,520,161)        (7,377,204)
                                                           -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                      129,553,707         95,018,761
    Service Class                                              2,480,257          2,178,771
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                        8,100,619          5,721,223
    Service Class                                                 64,540             10,658
  Cost of shares redeemed
    Institutional Class                                     (206,444,379)      (144,313,089)
    Service Class                                             (1,840,537)          (523,818)
                                                           -------------      -------------
  Net decrease in net assets from Fund share
    transactions                                             (68,085,793)       (41,907,494)
                                                           -------------      -------------
TOTAL DECREASE IN NET ASSETS                                 (57,413,759)       (30,039,725)

NET ASSETS
  At beginning of year                                       424,506,189        454,545,914
                                                           -------------      -------------
  At end of year (including distributions in excess of
    net investment income of $3,934,810 and
    undistributed net investment income of $3,208,976,
    respectively)                                          $ 367,092,430      $ 424,506,189
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
                                            2002    2001(A)     2000       1999        1998
                                          --------  --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR        $  19.43  $  18.97  $  21.32  $    23.22  $    22.81
                                          --------  --------  --------  ----------  ----------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)                    0.75      0.76      1.12        1.34        1.38
  Net realized and unrealized gain
    (loss) on investments                     0.46      0.01      0.84       (1.15)       0.58
                                          --------  --------  --------  ----------  ----------
Total from investment operations              1.21      0.77      1.96        0.19        1.96
                                          --------  --------  --------  ----------  ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.47)    (0.31)    (4.31)      (2.08)      (1.21)
  From net realized gain on investments         --        --        --       (0.01)      (0.34)
  From tax return of capital                 (0.13)       --        --          --          --
                                          --------  --------  --------  ----------  ----------
Total distributions to shareholders          (0.60)    (0.31)    (4.31)      (2.09)      (1.55)
                                          --------  --------  --------  ----------  ----------
NET ASSET VALUE, END OF YEAR              $  20.04  $  19.43  $  18.97  $    21.32  $    23.22
                                          ========  ========  ========  ==========  ==========
TOTAL RETURN                                  6.44%     4.07%     9.68%       0.79%       8.73%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)      0.59%     0.56%     0.53%       0.52%       0.52%
  Net Investment Income (to average
    daily net assets)                         3.89%     3.94%     5.21%       5.82%       5.92%
  Portfolio Turnover                           159%      211%      240%        162%        156%
  Net Assets, End of Year (000's
    omitted)                              $364,460  $422,626  $454,333  $1,051,443  $1,352,383

-----------------

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.98% to 3.94%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                      YEAR ENDED            FOR THE PERIOD
                                                     DECEMBER 31,           APRIL 25, 2000
                                                    ---------------  (COMMENCEMENT OF OPERATIONS)
                                                     2002   2001(A)      TO DECEMBER 31, 2000
                                                    ------  -------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $19.24  $18.81              $21.48
                                                    ------  ------              ------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                           0.69    0.69                0.69
  Net realized and unrealized gain on investments     0.45    0.02                0.67
                                                    ------  ------              ------
Total from investment operations                      1.14    0.71                1.36
                                                    ------  ------              ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.47)  (0.28)              (4.03)
  From tax return of capital                         (0.13)     --                  --
                                                    ------  ------              ------
Total distributions to shareholders                  (0.60)  (0.28)              (4.03)
                                                    ------  ------              ------
NET ASSET VALUE, END OF YEAR                        $19.78  $19.24              $18.81
                                                    ======  ======              ======
TOTAL RETURN+++                                       6.13%   3.81%               6.61%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*             0.84%   0.81%               0.78%+
  Net Investment Income (to average daily net
    assets)*                                          3.64%   3.56%               4.89%+
  Portfolio Turnover                                   159%    211%                240%
  Net Assets, End of Year (000's omitted)           $2,633  $1,880              $  213

-----------------
*    For the periods indicated, the investment advisor voluntarily agreed to reimburse the Class for a portion of the opening expenses. If this voluntary action had not been taken, the investment income (loss) per share and ratios would have been:

Net investment income (loss) per share(1)            $0.59   $0.51              $(0.19)
Ratios (to average daily net assets):
  Expenses                                            1.36%   1.75%               7.02%+
  Net investment income                               3.12%   2.62%              (1.35)%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.60% to 3.56%. Per share data and ratio/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                      PAR              VALUE
SECURITY                                   RATE           MATURITY                   VALUE           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.0%

ASSET BACKED -- 0.7%
Capital Auto Receivables Asset Trust
  2001-2 A4                                 5.000%       12/15/2006         USD      2,640,000      $  2,762,549
                                                                                                    ------------
Total Asset Backed (Cost $2,764,781)                                                                   2,762,549
                                                                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 0.0%
Royal Caribbean Cruises Step Up Notes(a)    0.000%       05/18/2021                    375,000           154,960
                                                                                                    ------------
Total Convertible Corporate Bonds
 (Cost $167,461)                                                                                         154,960
                                                                                                    ------------
CORPORATE -- 3.3%

BASIC INDUSTRY -- 0.2%
CSC Holdings, Inc.                          7.875%       12/15/2007                    700,000           675,500
                                                                                                    ------------
CAPITAL GOODS -- 0.4%
Air Products & Chemicals                    6.000%       03/30/2005         EUR      1,050,000         1,157,225
SPX Corp. Senior Notes                      7.500%       01/01/2013                    405,000           410,062
                                                                                                    ------------
                                                                                                       1,567,287
                                                                                                    ------------
COMMUNICATIONS -- 0.4%
Sprint Capital Corp.                        8.750%       03/15/2032         USD      1,665,000         1,590,075
                                                                                                    ------------
CONSUMER CYCLICAL -- 0.6%
Harrahs Operating Co., Inc.                 7.125%       06/01/2007                    425,000           468,591
Mohegan Tribal Gaming Authority             8.750%       01/01/2009                    925,000           973,562
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                 8.125%       01/01/2006                    800,000           838,000
                                                                                                    ------------
                                                                                                       2,280,153
                                                                                                    ------------
CONSUMER NONCYCLICAL -- 0.7%
Aramark Services, Inc.                      7.000%       07/15/2006                  2,000,000         2,113,337
Del Monte Corp. 144A Senior Sub Notes       8.625%       12/15/2012                    300,000           306,000
                                                                                                    ------------
                                                                                                       2,419,337
                                                                                                    ------------
ELECTRIC -- 0.6%
Niagara Mohawk Power                        7.375%       07/01/2003                  2,268,293         2,318,892
                                                                                                    ------------
ENERGY -- 0.2%
Chesapeake Energy Corp.                     8.125%       04/01/2011                    555,000           574,425
                                                                                                    ------------
FINANCIAL -- 0.1%
RH Donnelley Finance Corp. I 144A Senior
  Notes                                     8.875%       12/15/2010                    125,000           133,750
RH Donnelley Finance Corp. I 144A Senior
  Sub Notes                                10.875%       12/15/2012                    195,000           212,550
                                                                                                    ------------
                                                                                                         346,300
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                      PAR              VALUE
SECURITY                                   RATE           MATURITY                   VALUE           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.1%
L-3 Communications Corp. 144A Senior Sub
  Notes                                     7.625%       06/15/2012         USD        250,000      $    258,750
                                                                                                    ------------
Total Corporate (Cost $11,580,210)                                                                    12,030,719
                                                                                                    ------------
YANKEE BONDS -- 2.7%
Brascan Corp.                               7.125%       12/16/2003                  1,600,000         1,644,661
Dominican Republic 144A                     9.500%       09/27/2006                    750,000           797,812
Domtar, Inc.                                7.875%       10/15/2011                    850,000           991,288
Petroleos Mexicanos                         8.850%       09/15/2007                    375,000           430,313
Petronas Capital Ltd. 144A                  7.875%       05/22/2022                    900,000           966,979
Republic of Peru FLIRB(b)                   4.000%       03/07/2017                    990,000           702,900
Royal Caribbean Cruises                     8.250%       04/01/2005                    950,000           912,000
Russian Federation                          5.000%       03/31/2030                    995,000           789,781
Russian Federation                          8.750%       07/24/2005                    995,000         1,078,331
Ukraine Government Senior Notes            11.000%       03/15/2007                    575,400           592,662
United Mexican States                       8.300%       08/15/2031                    845,000           891,475
                                                                                                    ------------
Total Yankee Bonds (Cost $9,488,486)                                                                   9,798,202
                                                                                                    ------------
U.S. GOVERNMENT AGENCY -- 4.5%
PASS THRU SECURITIES -- 4.5%
FHLMC (TBA)                                 6.000%       01/01/2018                  9,625,000        10,061,128
FNMA                                        6.500% 08/01/2032 - 10/01/2032           6,060,936         6,313,530
                                                                                                    ------------
Total U.S. Government Agency                                                                          16,374,658
 (Cost $16,260,113)                                                                                 ------------
U.S. TREASURY OBLIGATIONS -- 1.3%
TREASURY NOTES -- 1.3%
U.S. Treasury Inflation Index Note          3.875%       01/15/2009                  3,261,019         3,634,506
U.S. Treasury Note+                         4.625%       05/15/2006                    180,000           194,133
U.S. Treasury Note+                         5.750%       08/15/2010                    850,000           977,301
                                                                                                    ------------
Total U.S. Treasury Obligations                                                                        4,805,940
 (Cost $4,671,282)                                                                                  ------------
FOREIGN DENOMINATED -- 84.5%
CANADA -- 4.5%
Canada Government                           4.500%       09/01/2007         CAD     16,835,000        10,894,802
Canada Government                           5.250%       06/01/2012                  8,700,000         5,693,544
                                                                                                    ------------
                                                                                                      16,588,346
                                                                                                    ------------
DENMARK -- 6.0%
Denmark Realkredit                          5.000%       10/01/2019         DKK    101,293,218        14,386,333
Denmark Realkredit                          8.000%       10/01/2026                      1,090               165
Kingdom of Denmark                          4.000%       11/15/2004                 53,200,000         7,631,637
                                                                                                    ------------
                                                                                                      22,018,135
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                      PAR              VALUE
SECURITY                                     RATE         MATURITY                   VALUE           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
EURO -- 60.8%
Ahold Finance USA, Inc.                     6.375%       06/08/2005         EUR        720,000      $    781,807
Allied Domecq PLC                           5.875%       06/12/2009                    835,000           936,163
Allied Irish Banks Ltd.(b)                  7.500%       02/28/2011                  1,380,000         1,612,728
Bank of Ireland Holdings(b)                 7.400%       12/29/2049                  1,600,000         1,893,739
Barclays Bank PLC(b)                        7.500%       12/15/2010                  1,580,000         1,906,895
British Telecom PLC                         6.125%       02/15/2006                  1,670,000         1,865,529
Bundes Obligation Series 135                5.000%       05/20/2005                    750,000           825,497
Bundes Obligation Series 136                5.000%       08/19/2005                 10,235,000        11,289,446
Bundes Obligation Series 140                4.500%       08/17/2007                 17,470,000        19,148,869
Bundes Obligation Series 94                 7.500%       11/11/2004                  7,650,000         8,702,950
Buoni del Tesoro Poliennali                 4.500%       03/01/2007                 10,675,000        11,645,998
Citigroup, Inc.                             4.625%       11/14/2007                    900,000           969,146
Coca-Cola HBC Finance PLC                   5.250%       06/27/2006                  1,220,000         1,339,222
Daimlerchrysler International Finance       6.125%       03/21/2006                  1,240,000         1,372,548
Deutschland Republic                        4.000%       07/04/2009                    795,000           843,796
Deutschland Republic                        4.750%       07/04/2028                  8,125,000         8,382,493
Deutschland Republic                        5.000%       07/04/2011                    755,000           840,465
Deutschland Republic                        5.000%       01/04/2012                  2,255,000         2,509,317
Deutschland Republic                        5.250%       07/04/2010                  7,590,000         8,602,844
Deutschland Republic                        5.250%       01/04/2011                  1,140,000         1,293,179
Deutschland Republic                        5.625%       01/04/2028                  5,335,000         6,209,222
Deutschland Republic                        6.250%       01/04/2030                  7,140,000         9,028,277
FBG Treasury BV                             5.750%       03/17/2005                  1,590,000         1,746,897
Ford Motor Credit Co.                       6.000%       02/14/2005                    930,000           986,580
French Government                           3.150%       07/25/2032                  3,614,220         4,102,963
French Treasury Note                        5.000%       01/12/2006                 10,100,000        11,190,842
Halifax Group FLIRB(b)                      7.627%       12/29/2049                    225,000           275,087
HBOS PLC(b)                                 6.050%       11/23/2049                  1,475,000         1,624,484
Heinz BV                                    5.125%       04/10/2006                  1,150,000         1,257,499
Hilton Group Finance PLC                    6.500%       07/17/2009                    830,000           910,492
Honeywell Holding BV                        5.250%       12/20/2006                  1,200,000         1,291,126
Inco, Ltd.                                 15.750%       07/15/2006                    796,000         1,607,402
International Paper Co.                     5.375%       08/11/2006                  1,175,000         1,261,223
Italian Government                          7.750%       11/01/2006                 16,410,000        19,796,204
Kappa Beheer BV                            10.625%       07/15/2009                    860,000           956,268
Koninklijke KPN NV                          4.750%       11/05/2008                  1,050,000         1,091,430
Lear Corp. Senior Notes                     8.125%       04/01/2008                  1,285,000         1,361,445
Linde Finance BV                            6.375%       06/14/2007                  1,050,000         1,200,581
Lloyds TSB Capital PLC(b)                   7.375%       12/29/2049                  1,600,000         1,928,465
MBNA Corp. Series 6                         4.375%       08/19/2004                  3,620,000         3,874,847
Messer Greisheim Holdings AG Senior
  Notes                                    10.375%       06/01/2011                    900,000           996,026
Morgan Stanley Dean Witter                  5.750%       04/01/2009                    955,000         1,046,379
National Westminister Bank(b)               6.625%       10/29/2049                    900,000         1,028,861
Netherland Government Notes                 5.500%       07/15/2010                 12,295,000        14,172,046
NGG Finance PLC                             5.250%       08/23/2006                  1,235,000         1,350,467
Nordbanken(b)                               6.000%       12/13/2010                  2,000,000         2,240,423
Parker-Hannifin Corp.                       6.250%       11/21/2005                  1,265,000         1,386,699
Repsol International Finance BV             6.000%       05/05/2010                    800,000           801,856
Safeway PLC                                 6.500%       04/12/2010                    805,000           907,891
Sainsbury PLC                               5.625%       07/11/2008                    985,000         1,104,215

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                      PAR              VALUE
SECURITY                                     RATE         MATURITY                   VALUE           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Sara Lee Corp.                              6.125%       07/27/2007         EUR      1,050,000      $  1,199,425
Sogerim                                     7.000%       04/20/2011                  2,460,000         2,846,336
Spanish Government                          3.250%       01/31/2005                  6,000,000         6,355,285
Spanish Government                          4.500%       07/30/2004                  6,450,000         6,949,004
Spanish Government                          5.400%       07/30/2011                 10,875,000        12,418,248
Stagecoach Holdings PLC                     6.000%       11/24/2004                    390,000           386,609
Svenska Handelsbanken(b)                    5.500%       03/07/2011                  1,300,000         1,437,738
Telstra Corp. Ltd.                          5.875%       06/21/2005                  1,270,000         1,408,613
Tyco International Group SA                 4.375%       11/19/2004                  4,375,000         4,199,278
Tyco International Group SA                 5.500%       11/19/2008                  1,100,000           986,585
United Mexican States                       7.500%       03/08/2010                    175,000           193,855
Vivendi Environnement Senior Notes          5.875%       06/27/2008                    940,000         1,039,545
                                                                                                    ------------
                                                                                                     222,919,349
                                                                                                    ------------
JAPAN -- 6.3%
GE Financial Assurance                      1.600%       06/20/2011         JPY  1,185,000,000         9,872,339
Quebec Province                             1.600%       05/09/2013              1,520,000,000        13,406,871
                                                                                                    ------------
                                                                                                      23,279,210
                                                                                                    ------------
NEW ZEALAND -- 1.2%
New Zealand Government                      8.000%       11/15/2006         NZD      7,690,000         4,330,967
                                                                                                    ------------
SINGAPORE -- 3.1%
Singapore Government                        5.625%       07/01/2008         SGD     16,525,000        11,303,591
                                                                                                    ------------
SWEDEN -- 2.6%
Swedish Government Series 1037              8.000%       08/15/2007         SEK     72,300,000         9,635,788
                                                                                                    ------------
Total Foreign Denominated
 (Cost $274,265,850)                                                                                 310,075,386
                                                                                                    ------------
TOTAL BONDS AND NOTES
 (COST $319,198,183)                                                                                 356,002,414
                                                                                                    ------------

                                                                                       SHARES
                                                                                       ------
PREFERRED STOCKS -- 0.8%
CONVERTIBLE PREFERRED
 STOCKS -- 0.0%
General Motors Corp. Series
 B 5.25% CVT Pfd                                                                         6,500           150,150
                                                                                                    ------------
Total Convertible Preferred
 Stocks (Cost $162,500)                                                                                  150,150
                                                                                                    ------------
NON-CONVERTIBLE PREFERRED
 STOCKS -- 0.8%
Golden State Bancorp 9.125% Pfd                                                        116,000         3,017,160
                                                                                                    ------------
Total Non-Convertible Preferred
 Stocks (Cost $3,001,500)                                                                              3,017,160
                                                                                                    ------------
TOTAL PREFERRED STOCKS
 (COST $3,164,000)                                                                                     3,167,310
                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                      CONTRACT        VALUE
SECURITY                                                                SIZE        (NOTE 1A)
-----------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.2%
EUR Put/USD Call, Strike Price 0.96,
  05/23/2003 (USD)                                                      3,500,000  $     10,150
EUR Put/USD Call, Strike Price 0.98,
  02/25/2003 (USD)                                                      3,500,000         1,750
JPY Put/USD Call, Strike Price 130.00,
  05/13/2004 (USD)                                                      7,320,000        68,552
JPY Put/USD Call, Strike Price 126.50,
  06/06/2003 (USD)                                                      7,210,000        38,718
JPY Put/USD Call, Strike Price 130.00,
  09/23/2003 (USD)                                                     16,230,000        75,745
JPY Put/USD Call, Strike Price 135.00,
  03/12/2003 (USD)                                                      7,240,000           434
USD Put/AUD Call, Strike Price 0.52,
  03/06/2003 (USD)                                                      7,270,000       443,761
USD Put/AUD Call, Strike Price 0.58,
  06/13/2003 (USD)                                                      7,150,000        73,216
                                                                                   ------------
TOTAL PURCHASED OPTIONS (COST $1,044,570)                                               712,326
                                                                                   ------------

                                                                        PAR VALUE/
                                                 RATE      MATURITY       SHARES
                                                 ----      --------       ------
SHORT-TERM INVESTMENTS -- 5.6%

CASH EQUIVALENTS -- 0.1%
American Express Centurion Bank Eurodollar
  Time Deposit(c)                               1.380%   01/27/2003    $   36,016        36,016
Bank of Montreal Eurodollar Time Deposit(c)     1.320%   01/30/2003        25,448        25,448
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(c)                                                      45,020        45,020
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of $48,626,
  collateralized by a corporate obligation
  with a rate of 8.0%, a maturity date of
  02/01/13 and a market value of $49,594.(c)    1.363%   01/02/2003        48,622        48,622
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $48,626, collateralized
  by corporate obligations with rates ranging
  from 0.00% to 8.88%, maturity dates ranging
  from 05/23/03 to 12/01/36, and a market
  value of $49,594.(c)                          1.353%   01/02/2003        48,622        48,622
Royal Bank of Scotland Eurodollar Time
  Deposit(c)                                    1.310%   01/17/2003        48,622        48,622
                                                                                   ------------
                                                                                        252,350
                                                                                   ------------
U.S. GOVERNMENT -- 5.4%
U.S. Treasury Bill=/=                           1.193%   03/06/2003    10,134,000    10,112,718
U.S. Treasury Bill=/=                           1.310%   02/13/2003     9,641,000     9,627,503
                                                                                   ------------
                                                                                     19,740,221
                                                                                   ------------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 12/31/02
  with Salomon Smith Barney, Inc. and Investors
  Bank and Trust Company, due 01/02/03, with a
  maturity value of $472,417 and an effective
  yield of 0.75%, collateralized by a U.S.
  Government Obligation with a rate of 12.75%, a
  maturity date of 11/15/10 and an aggregated
  market value of $485,217.                                                             472,398
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $20,464,893)                                      20,464,969
                                                                                   ------------

TOTAL INVESTMENTS -- 103.6% (COST
 $343,871,646)                                                                     $380,347,019
OTHER ASSETS, LESS LIABILITIES -- (3.6%)                                            (13,254,589)
                                                                                   ------------
NET ASSETS -- 100.0%                                                               $367,092,430
                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
JPY - Japanese Yen
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/02.
(c)  Represents investments of security lending collateral (Note 8).
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 7).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Foreign Government                                              63.7%
Financial                                                       14.6%
U.S. Government                                                 11.1%
Basic Industry                                                   2.6%
Capital Goods                                                    2.6%
Consumer Noncyclical                                             2.4%
Communications                                                   1.7%
Consumer Cyclical                                                1.3%
Energy                                                           1.1%
Banking                                                          1.0%
Electric                                                         0.6%
Technology                                                       0.5%
Transportation                                                   0.4%
                                                                -----
                                                                103.6

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES                                               ASSETS
------------------------------------------------------------------------
United States of America                                        22.8%
Germany                                                         21.4%
Canada                                                           9.3%
Italy                                                            9.3%
Spain                                                            7.0%
Denmark                                                          6.0%
Netherlands                                                      5.7%
United Kingdom                                                   5.2%
France                                                           4.9%
Sweden                                                           3.6%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of up to 0.25% of the average daily net assets of the Service Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity by investing, under normal circumstances, at least 80% of net assets in fixed income securities. The Fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, capital loss carry forwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the year ended December 31, 2002, so that the Service Class annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon reimbursed the Service Class $9,881 for class specific operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Service Class pays a service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2002 were as follows:

                                                      PURCHASES       SALES
                                                     ------------  ------------

      U.S. Government Securities                     $117,445,764  $108,417,469
                                                     ============  ============
      Investments (non-U.S.Government Securities)    $445,582,443  $554,726,602
                                                     ============  ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
      INSTITUTIONAL CLASS:                                      DECEMBER 31, 2002     DECEMBER 31, 2001
      -------------------------------------------------------------------------------------------------
      Shares sold                                                       6,633,795            4,900,957
      Shares issued to shareholders in payment of
        distributions declared                                            431,803              296,040
      Shares redeemed                                                 (10,629,935)          (7,396,770)
                                                                 ----------------      ---------------
      Net decrease                                                     (3,564,337)          (2,199,773)
                                                                 ================      ===============

                                                                    YEAR ENDED            YEAR ENDED
      SERVICE CLASS:                                            DECEMBER 31, 2002     DECEMBER 31, 2001
      -------------------------------------------------------------------------------------------------
      Shares sold                                                         129,719              113,053
      Shares issued to shareholders in payment of
        distributions declared                                              3,477                  556
      Shares redeemed                                                     (97,810)             (27,217)
                                                                 ----------------      ---------------
      Net increase                                                         35,386               86,392
                                                                 ================      ===============

(6)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                     $ 36,951,945
      Unrealized depreciation                                         (680,126)
                                                                  ------------
      Net unrealized appreciation/depreciation                      36,271,819
      Undistributed ordinary income                                          0
      Capital loss carry-forward                                   (76,166,210)
                                                                  ------------
      Total distributable earnings                                $ (39,894,391)
                                                                  ============
      Cost for federal income tax purposes                        $344,075,200

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

      CAPITAL LOSS
      CARRY OVER                                                EXPIRATION DATE
      ------------                                              ---------------

      $42,835,858                                                 12/31/2007
       19,786,516                                                 12/31/2008
        6,955,771                                                 12/31/2009
        6,588,065                                                 12/31/2010

      The Fund elected to defer to its fiscal year ending December 31, 2003 $13,281,098 of losses recognized during the period November 1, 2002 to December 31, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The tax character of distributions paid during 2002 was as follows:

                                                                      AMOUNT
                                                                      ------

      Distributions paid from:
        Ordinary income                                             $9,023,576
        Return of capital                                            2,496,585

(7)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of written put option transactions for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------       --------
         Outstanding, beginning of period                                 5               $   437,010
         Options written                                                  1                     6,150
         Options expired                                                 (2)                 (191,771)
         Options closed                                                  (3)                 (245,239)
                                                                      -----               -----------
         Outstanding, end of period                                       1               $     6,150
                                                                      =====               ===========

      At December 31, 2002, the Fund held the following written put option contracts:

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      SECURITY
      ------------------------------------------------------------------------------
                                                                  CONTRACTS    VALUE
                                                                  ---------    -----
         Russia 5.00% Put, Strike Price 79.44, 01/16/2003               1     $4,800
                                                                              ------
         Total (premiums received $6,150)                                     $4,800
                                                                              ======

      A summary of written call option transactions for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      ---------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS      PREMIUMS
                                                                  -------------------      --------
         Outstanding, beginning of period                                 4               $  131,740
         Options written                                                  1                    4,600
         Options expired                                                 (3)                (107,835)
         Options closed                                                  (1)                 (23,905)
                                                                      -----               ----------
         Outstanding, end of period                                       1               $    4,600
                                                                      =====               ==========

      At December 31, 2002, the Fund held the following written call option contracts:

      SECURITY
      ------------------------------------------------------------------------------
                                                                  CONTRACTS    VALUE
                                                                  ---------    -----
         Russia 5.00% Call, Strike Price 79.44, 01/16/2003              1     $3,400
                                                                              ------
         Total (premiums received $4,600)                                     $3,400
                                                                              ======

      A summary of written currency option transactions for the year ended December 31, 2002 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      ----------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS       PREMIUMS
                                                                  -------------------       --------
         Outstanding, beginning of period                                  5              $   549,390
         Options written                                                  15                  913,594
         Options exercised                                                (3)                (211,064)
         Options expired                                                  (1)                 (40,824)
         Options closed                                                  (14)              (1,102,446)
                                                                      ------              -----------
         Outstanding, end of period                                        2              $   108,650
                                                                      ======              ===========

      At December 31, 2002, the Fund held the following written currency option contracts:

      SECURITY
      ------------------------------------------------------------------------------
                                                                  CONTRACTS    VALUE
                                                                  ---------    -----
         USD Put/AUD Call, Strike Price 0.56, 03/06/2003                1     $71,682
         USD Put/CAD Call, Strike Price 1.54, 01/17/2003                1       7,280
                                                                              -------
         Total (premiums received $108,650)                                   $78,962
                                                                              =======

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Fund held the following forward foreign currency contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                         LOCAL PRINCIPAL   CONTRACT         MARKET            AGGREGATE         UNREALIZED
      CONTRACTS TO RECEIVE                   AMOUNT       VALUE DATE         VALUE           FACE AMOUNT           LOSS
      ------------------------------------------------------------------------------------------------------------------------
      Canadian Dollar                        14,230,000   03/17/2003   $       8,979,886  $      9,118,522   $        (138,636)
                                                                       =================  =================  =================

                                         LOCAL PRINCIPAL   CONTRACT         MARKET            AGGREGATE         UNREALIZED
      CONTRACTS TO DELIVER                   AMOUNT       VALUE DATE         VALUE           FACE AMOUNT        GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      Canadian Dollar                        24,370,000   03/19/2003   $      15,377,555  $     15,575,966   $         198,411
      Danish Krone                          157,750,000   03/19/2003          22,183,691        21,343,526            (840,165)
      Euro                                  211,704,000   03/19/2003         221,206,547       213,140,741          (8,065,806)
      Hong Kong Dollar                       75,600,000   03/17/2003           9,689,483         9,688,830                (653)
      Japanese Yen                        2,683,970,000   03/19/2003          22,664,084        21,811,141            (852,943)
      New Zealand Dollar                      8,260,000   03/19/2003           4,284,886         4,153,128            (131,758)
      Singapore Dollar                       19,095,000   03/19/2003          11,016,092        10,864,865            (151,227)
      Swedish Krona                          83,480,000   03/19/2003           9,548,377         9,192,820            (355,557)
                                                                       -----------------  -----------------  -----------------
      TOTAL                                                            $     315,970,715  $    305,771,017   $     (10,199,698)
                                                                       =================  =================  =================

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Fund held the following financials futures contracts:

                                                                                UNDERLYING FACE
      CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
      ----------------------------------------------------------------------------------------------------------
      U.S. 10 Year Note (122 Contracts)                Short      3/31/2003       $14,035,719       $(461,923)
      U.S. 5 Year Note (66 Contracts)                  Short      3/31/2003         7,474,500        (196,267)
                                                                                                    ---------
                                                                                                    $(658,190)
                                                                                                    =========

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2002.

(8)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund loaned securities having a market value of $247,341. The Fund received cash collateral of $252,350 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Fixed Income Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
-----------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
-----------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
-----------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       Management Discussion and Analysis
                                  December 2002

International bond markets produced high, positive returns in 2002. The Standish International Fixed Income Fund II returned 21.48% for the year, after all expenses, compared to 22.08% for our benchmark, the JP Morgan Non-U.S. Government Bond Index.

Global growth disappointed expectations in 2002 despite the substantial stimulus provided by central banks in 2001 and additional rate cuts this year. But modest growth and low inflation explained only part of the rally in bonds during the year; geo-political tension, corporate fraud and bankruptcies, very weak equity markets, and the ongoing specter of terrorism, fuelled the flight to bonds. These factors affected all developed economies to some extent during the year. The U.S. economy surged forward early in the year but was unable to sustain its momentum. By year-end, the threat of deflation in the U.S. was driving equities and Treasury yields lower, forcing the Fed to reduce the Fed Funds rate by 50 bps to 1.25%. Growth in Europe also declined as the year progressed. European banks and insurance companies were hard hit by loan losses and the decline in equities. The European Central Bank responded by lowering rates 50bps to 2.75%. In Japan, deflation continued for a fourth year despite Japan's zero interest rate policy and the use of more unorthodox policies such as direct purchases of equities from banks.

All major government bond markets produced positive returns in local terms during the year and, due to the double-digit decline in the U.S. dollar, the returns were spectacular when translated back to dollars. U.S. Treasuries outpaced other government markets by several percentage points in local terms. The J.P. Morgan U.S. Government Bond index returned 12.21% while the worst performing market, Japan, returned 3.38%. The returns of the other markets generally ranged from 6% to 9% in local terms. While government bonds performed well in 2002, corporate bonds lagged and the high yield portion of the corporate market produced negative returns. The factors negatively affecting equities such as economic weakness, falling profits, and corporate malfeasance, when combined with high debt levels, created a bad environment for corporate credit quality. The resultant widening of spreads of corporate bonds relative to government bonds was a global phenomenon. The U.S. dollar fell during the year as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund underperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds was the largest negative contributor relative to our government bond benchmark. Our country selection and duration positioning produced mixed results relative to the benchmark. We benefited from our underweight positions in Japan and Australia although our underweight position in the U.K. was a modest negative. Our currency exposure was positive for the year relative to the benchmark as we had established positions in the Euro and the Australian, New Zealand and Canadian dollars relative to the U.S. dollar and all those positions contributed positively in 2002.

Our outlook for 2003 is favorable for international bonds. We believe that global economies will respond positively to the stimulus supplied by central banks particularly the Federal Reserve. Government bond yields in the U.S. will be biased upwards but opportunities for value-added can be found in European bonds as the European Central Bank is likely to continue to lower rates as growth weakens and the Euro strengthens. Non-government sectors such as mortgages and corporate bonds also offer value in 2003 as credit quality improves.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ W. Charles Cook

W. Charles Cook

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                   Standish International Fixed Income Fund II

        Comparison of Change in Value of $100,000 Investment in Standish
       International Fixed Income Fund II, J.P. Morgan Non-U.S. Government
                   Bond Index, and the Lehman Aggregate Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                       Standish
                     International      Lehman      Bond Index
                     Fixed Income      Aggregate    J.P. Morgan
                       Fund II           Index     Non-U.S. Gov't

                        100000          100000         100000
                        102900           99580         103340
                        103050           99530         103743
                        104605          100685         105548
                        104757          101057         105316
                        102986          101047         103610
                        102838          100562         103475
                         98718          100230         100412
                         98613          101443          98956
                        101680          102782         102202
                         97178          102484          97858
                         98661          102437          98827
                        100777          104568         101515
                         98284          105517          98785
                         96905          107047          97145
                         96215          107722          96863
                         94147          108433          94829
                         96215          110211          96763
                        100034          112261         100905
                        100193          114082         100533
                         99981          115076         100071
                         94942          115654          96038
                         95049          114017          96038
                         93882          114706          95539
                         93033          115399          94134
                         94730          117979          96495
                         99133          119336         100974
                         98655          120726         101388
                         98814          123253         101550
                         97966          121553         100488
                         94721          120776          97296
                         91905          122710          94842
                         92701          123899          95164
                         92914          121838          95543
                         96261          124201          99301
                        101361          125256         102796
                        106727          126340         108842
                        106036          127864         109534
                        108002          130023         111312
                        108533          132129         111995
                        107736          131527         111854
                        108799          131492         112318
                        115067          134208         118766

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                                                   Since
                                                 Inception
       1 Year                3 Year              06/30/1999
       ------                ------              ----------

       21.48%                 3.82%                4.09%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $18,784,028)                                                  $20,569,830
  Cash                                                                740,248
  Receivable for Fund shares sold                                         980
  Interest and dividends receivable                                   431,753
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                          1,187
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                       202,910
  Prepaid expenses                                                      9,468
                                                                  -----------
    Total assets                                                   21,956,376

LIABILITIES
  Payable for investments purchased                     $620,000
  Payable for Fund shares redeemed                         7,885
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                           98,031
  Payable for closed forward foreign currency exchange
    contracts (Note 6)                                       540
  Options written, at value (Note 6) (premiums
    received, $3,244)                                      2,608
  Accrued accounting, custody and transfer agent fees     10,639
  Accrued trustees' fees and expenses (Note 2)               958
  Accrued expenses and other liabilities                  13,600
                                                         -------
    Total liabilities                                                 754,261
                                                                  -----------
NET ASSETS                                                        $21,202,115
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $20,771,810
  Accumulated net realized loss                                    (1,504,733)
  Undistributed net investment income                                  43,915
  Net unrealized appreciation                                       1,891,123
                                                                  -----------
TOTAL NET ASSETS                                                  $21,202,115
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             978,702
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     21.66
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $27 (Note 7))                                                $1,066,130
  Dividend income                                                        9,915
                                                                    ----------
    Total investment income                                          1,076,045

EXPENSES
  Investment advisory fee (Note 2)                       $  97,498
  Accounting, custody, and transfer agent fees             130,669
  Legal and audit services                                  29,499
  Registration fees                                         16,070
  Insurance expense                                         11,342
  Trustees' fees and expenses (Note 2)                       3,900
  Miscellaneous                                              9,165
                                                         ---------
    Total expenses                                         298,143

Deduct:
  Waiver of investment advisory fee (Note 2)               (97,498)
  Reimbursement of Fund operating expenses (Note 2)        (66,584)
                                                         ---------
    Total expense deductions                              (164,082)
                                                         ---------
      Net expenses                                                     134,061
                                                                    ----------
        Net investment income                                          941,984
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      (911,372)
    Financial futures contracts                           (106,599)
    Written options transactions                            80,371
    Foreign currency transactions and forward foreign
     currency exchange contracts                           (34,030)
                                                         ---------
      Net realized loss                                               (971,630)
  Change in unrealized appreciation (depreciation)
    Investment securities                                2,948,859
    Financial futures contracts                            (78,595)
    Written options                                         54,564
    Foreign currency and forward foreign currency
     exchange contracts                                    461,090
                                                         ---------
      Change in net unrealized appreciation
       (depreciation)                                                3,385,918
                                                                    ----------
    Net realized and unrealized gain                                 2,414,288
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $3,356,272
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $    941,984        $ 1,771,655
  Net realized loss                                            (971,630)        (1,897,427)
  Change in net unrealized appreciation (depreciation)        3,385,918         (2,206,088)
                                                           ------------        -----------
  Net increase (decrease) in net assets from investment
    operations                                                3,356,272         (2,331,860)
                                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                         --            (66,100)
                                                           ------------        -----------
  Total distributions to shareholders                                --            (66,100)
                                                           ------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           12,416,156         10,075,691
  Value of shares issued to shareholders in payment of
    distributions declared                                           --             66,044
  Cost of shares redeemed                                   (34,907,479)        (9,021,068)
                                                           ------------        -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                            (22,491,323)         1,120,667
                                                           ------------        -----------
TOTAL DECREASE IN NET ASSETS                                (19,135,051)        (1,277,293)

NET ASSETS
  At beginning of year                                       40,337,166         41,614,459
                                                           ------------        -----------
  At end of year (including undistributed net
    investment income of $43,915 and distributions in
    excess of net investment income of $451,800,
    respectively)                                          $ 21,202,115        $40,337,166
                                                           ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                YEAR ENDED DECEMBER 31,          JUNE 30, 1999
                                               -------------------------  (COMMENCEMENT OF OPERATIONS)
                                                2002    2001(A)   2000        TO DECEMBER 31, 1999
                                               -------  -------  -------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $ 17.83  $ 18.87  $ 19.47            $ 20.00
                                               -------  -------  -------            -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                       0.73     0.73     0.98               0.61
  Net realized and unrealized gain (loss) on
    investments                                   3.10    (1.74)   (1.50)             (0.04)
                                               -------  -------  -------            -------
Total from investment operations                  3.83    (1.01)   (0.52)              0.57
                                               -------  -------  -------            -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        --    (0.03)   (0.08)             (1.10)
                                               -------  -------  -------            -------
Total distributions to shareholders                 --    (0.03)   (0.08)             (1.10)
                                               -------  -------  -------            -------
NET ASSET VALUE, END OF YEAR                   $ 21.66  $ 17.83  $ 18.87            $ 19.47
                                               =======  =======  =======            =======
TOTAL RETURN+++                                  21.48%   (5.31)%   (2.73)%              2.84%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*         0.55%    0.55%    0.27%              0.00%+
  Net Investment Income (to average daily net
    assets)*                                      3.87%    3.99%    5.30%              5.93%+
  Portfolio Turnover                               178%     205%     216%                91%++
  Net Assets, End of Year (000's omitted)      $21,202  $40,337  $41,614            $23,999

-----------------
*    For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(1)             $  0.60  $  0.68  $  0.86            $  0.51
Ratios (to average daily net assets):
  Expenses                                        1.23%    0.85%    0.90%              1.02%+
  Net investment income                           3.19%    3.69%    4.67%              4.91%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.002, increase net realized and unrealized gains and losses per share by $0.002 and decrease the ratio of net investment income to average net assets from 4.00% to 3.99%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR        VALUE
SECURITY                       RATE           MATURITY                   VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------
BONDS AND NOTES -- 85.9%

ASSET BACKED -- 0.7%
Capital Auto Receivables
  Asset Trust 2001-2 A4         5.000%       12/15/2006         USD      150,000  $   156,963
                                                                                  -----------
Total Asset Backed (Cost
 $157,090)                                                                            156,963
                                                                                  -----------
CONVERTIBLE CORPORATE
 BONDS -- 0.1%
Royal Caribbean Cruises
  Step Up Notes(a)              0.000%       05/18/2021                   25,000       10,331
                                                                                  -----------
Total Convertible Corporate
 Bonds (Cost $11,164)                                                                  10,331
                                                                                  -----------
CORPORATE -- 2.1%
BASIC INDUSTRY -- 0.3%
CSC Holdings, Inc.              7.875%       12/15/2007                   75,000       72,375
                                                                                  -----------
CAPITAL GOODS -- 0.1%
SPX Corp. Senior Notes          7.500%       01/01/2013                   25,000       25,312
                                                                                  -----------
COMMUNICATIONS -- 0.6%
Salem Communciations Corp.,
  Senior Sub Notes              7.750%       12/15/2010                   50,000       50,000
Sprint Capital Corp.            8.750%       03/15/2032                   90,000       85,950
                                                                                  -----------
                                                                                      135,950
                                                                                  -----------
CONSUMER CYCLICAL -- 0.4%
Mohegan Tribal Gaming
  Authority Senior Notes        8.375%       07/01/2011                   75,000       78,937
                                                                                  -----------
CONSUMER NONCYCLICAL -- 0.3%
Del Monte Corp. 144A Senior
  Sub Notes                     8.625%       12/15/2012                   20,000       20,400
Quest Diagnostics, Inc.         6.750%       07/12/2006                   30,000       32,582
                                                                                  -----------
                                                                                       52,982
                                                                                  -----------
ENERGY -- 0.1%
Chesapeake Energy Corp.         8.125%       04/01/2011                   30,000       31,050
                                                                                  -----------
FINANCIAL -- 0.2%
Petronas Capital Ltd. 144A      7.875%       05/22/2022                   25,000       26,861
RH Donnelley Finance Corp.
  I 144A Senior Notes           8.875%       12/15/2010                    5,000        5,350
RH Donnelley Finance Corp.
  I 144A Senior Sub Notes      10.875%       12/15/2012                   10,000       10,900
                                                                                  -----------
                                                                                       43,111
                                                                                  -----------
TECHNOLOGY -- 0.1%
L-3 Communications Corp.
  144A Senior Sub Notes         7.625%       06/15/2012                   15,000       15,525
                                                                                  -----------
Total Corporate (Cost
 $447,582)                                                                            455,242
                                                                                  -----------
SOVEREIGN BONDS -- 1.0%
Dominican Republic 144A         9.500%       09/27/2006                   40,000       42,550
Republic of Peru FLIRB(b)       4.000%       03/07/2017                   55,000       39,050
Russian Federation              5.000%       03/31/2030                   25,000       19,844
Russian Federation              8.750%       07/24/2005                   25,000       27,094

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR        VALUE
SECURITY                       RATE           MATURITY                   VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
Ukraine Government Senior
  Notes                        11.000%       03/15/2007         USD       29,400  $    30,282
United Mexican States           8.300%       08/15/2031                   45,000       47,475
                                                                                  -----------
Total Sovereign Bonds
 (Cost $202,413)                                                                      206,295
                                                                                  -----------
YANKEE BONDS -- 0.2%
Royal Caribbean Cruises         8.250%       04/01/2005                   50,000       48,000
                                                                                  -----------
Total Yankee Bonds
 (Cost $50,191)                                                                        48,000
                                                                                  -----------
U.S. GOVERNMENT
 AGENCY -- 4.9%

PASS THRU
 SECURITIES -- 4.9%
FHLMC (TBA)#                    6.000%       01/01/2018                  200,000      209,062
FNMA                            6.500% 08/01/2032 - 10/01/2032           392,791      409,159
FNMA (TBA)#                     6.500%       01/01/2033                  400,000      416,375
                                                                                  -----------
Total U.S. Government
 Agency (Cost $1,027,394)                                                           1,034,596
                                                                                  -----------
U.S. TREASURY
 OBLIGATIONS -- 1.1%

TREASURY NOTES -- 1.1%
U.S. Treasury Inflation
  Index Note                    3.875%       01/15/2009                  204,505      227,927
                                                                                  -----------
Total U.S. Treasury
 Obligations (Cost $225,346)                                                          227,927
                                                                                  -----------
FOREIGN DENOMINATED -- 75.8%
CANADA -- 3.8%
Canada Government               4.500%       09/01/2007         CAD      930,000      601,851
Canada Government               5.250%       06/01/2012                  315,000      206,146
                                                                                  -----------
                                                                                      807,997
                                                                                  -----------
DENMARK -- 3.4%
Denmark Realkredit              5.000%       10/01/2019         DKK    1,928,875      273,952
Kingdom of Denmark              4.000%       11/15/2004                3,080,000      441,832
                                                                                  -----------
                                                                                      715,784
                                                                                  -----------
EURO -- 58.1%
Ahold Finance USA, Inc.         6.375%       06/08/2005         EUR       40,000       43,434
Allied Domecq PLC               5.875%       06/12/2009                   40,000       44,846
Allied Irish Banks Ltd.(b)      7.500%       02/28/2011                   80,000       93,491
Bank of Ireland Holdings(b)     7.400%       12/29/2049                  105,000      124,277
Barclays Bank PLC(b)            7.500%       12/15/2010                   95,000      114,655
British Telecom PLC             6.125%       02/15/2006                  100,000      111,708
Bundes Obligation Series
  135                           5.000%       05/20/2005                   45,000       49,530
Bundes Obligation Series
  136                           5.000%       08/19/2005                  225,000      248,180
Bundes Obligation Series
  140                           4.500%       08/17/2007                  135,000      147,973
Bundes Obligation Series 94     7.500%       11/11/2004                   20,000       22,753
Buoni del Tesoro Poliennali     4.500%       03/01/2007                  295,000      321,833
Citigroup, Inc.                 4.625%       11/14/2007                   50,000       53,841
Coca-Cola HBC Finance PLC       5.250%       06/27/2006                   70,000       76,841
Daimlerchrysler
  International Finance         6.125%       03/21/2006                   75,000       83,017
Deutschland Republic            4.000%       07/04/2009                   95,000      100,831

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR        VALUE
SECURITY                       RATE           MATURITY                   VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------
EURO (CONTINUED)
Deutschland Republic            4.750%       07/04/2028         EUR      270,000  $   278,557
Deutschland Republic            5.000%       07/04/2011                  770,000      857,163
Deutschland Republic            5.250%       07/04/2010                  105,000      119,012
Deutschland Republic            5.250%       01/04/2011                   35,000       39,703
Deutschland Republic            5.625%       01/04/2028                  385,000      448,088
FBG Treasury BV                 5.750%       03/17/2005                  110,000      120,854
Ford Motor Credit Co.           6.000%       02/14/2005                   50,000       53,042
French Government               3.150%       07/25/2032                  185,731      210,847
French Treasury Note            5.000%       01/12/2006                  865,000      958,424
Halifax Group FLIRB(b)          7.627%       12/29/2049                   50,000       61,130
HBOS PLC(b)                     6.050%       11/23/2049                   55,000       60,574
Heinz BV                        5.125%       04/10/2006                   50,000       54,674
Hilton Group Finance PLC        6.500%       07/17/2009                   45,000       49,364
Honeywell Holding BV            5.250%       12/20/2006                   70,000       75,316
Inco, Ltd.                     15.750%       07/15/2006                  200,000      403,870
International Paper Co.         5.375%       08/11/2006                   65,000       69,770
Italian Government              4.750%       07/01/2005                  470,000      513,984
Italian Government BTPS
  Notes NCL                     5.500%       11/01/2010                  325,000      372,699
Kappa Beheer BV                10.625%       07/15/2009                   45,000       50,037
Kingdom of Belgium              5.500%       03/28/2028                  440,000      499,902
Koninklijke KPN NV              4.750%       11/05/2008                   50,000       51,973
Lear Corp. Senior Notes         8.125%       04/01/2008                   50,000       52,974
Lloyds TSB Capital PLC(b)       7.375%       12/29/2049                  100,000      120,529
Messer Greisheim Holdings
  AG Senior Notes              10.375%       06/01/2011                  115,000      127,270
Morgan Stanley Dean Witter      5.750%       04/01/2009                   55,000       60,263
National Westminister
  Bank(b)                       6.625%       10/29/2049                   25,000       28,579
Netherland Government Notes     5.500%       07/15/2010                  720,000      829,921
Netherlands Government
  Notes                         5.750%       02/15/2007                  535,000      613,689
NGG Finance PLC                 5.250%       08/23/2006                  115,000      125,752
Nordbanken(b)                   6.000%       12/13/2010                   50,000       56,011
Parker-Hannifin Corp.           6.250%       11/21/2005                  115,000      126,064
Republic of Austria             5.750%       04/11/2007                  710,000      809,959
Safeway PLC                     6.500%       04/12/2010                   40,000       45,113
Sainsbury PLC                   5.625%       07/11/2008                  115,000      128,918
Sara Lee Corp.                  6.125%       07/27/2007                   40,000       45,692
Sogerim                         7.000%       04/20/2011                  150,000      173,557
Spanish Government              3.250%       01/31/2005                  975,000    1,032,734
Spanish Government              4.950%       07/30/2005                  420,000      462,662
Stagecoach Holdings PLC         6.000%       11/24/2004                   20,000       19,826
Svenska Handelsbanken(b)        5.500%       03/07/2011                  100,000      110,595
Telstra Corp. Ltd.              5.875%       06/21/2005                   70,000       77,640
Tyco International Group SA     4.375%       11/19/2004                  225,000      215,963
Tyco International Group SA     5.500%       11/19/2008                   55,000       49,329
Vivendi Environnement
  Senior Notes                  5.875%       06/27/2008                   40,000       44,236
                                                                                  -----------
                                                                                   12,343,469
                                                                                  -----------
JAPAN -- 7.4%
Development Bank of Japan       1.750%       06/21/2010         JPY   45,000,000      408,424

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR        VALUE
SECURITY                       RATE           MATURITY                   VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
GE Financial Assurance          1.600%       06/20/2011         JPY   65,000,000  $   541,521
Quebec Province                 1.600%       05/09/2013               69,000,000      608,601
                                                                                  -----------
                                                                                    1,558,546
                                                                                  -----------
NEW ZEALAND -- 1.0%
New Zealand Government          8.000%       11/15/2006         NZD      380,000      214,014
                                                                                  -----------
SWEDEN -- 2.1%
Swedish Government Series
  1037                          8.000%       08/15/2007         SEK    3,300,000      439,808
                                                                                  -----------
Total Foreign Denominated
 (Cost $14,291,859)                                                                16,079,618
                                                                                  -----------
TOTAL BONDS AND NOTES
 (COST $16,413,039)                                                                18,218,972
                                                                                  -----------

                                                                         SHARES
                                                                         ------
PREFERRED
 STOCKS -- 0.3%

NON-CONVERTIBLE PREFERRED
 STOCKS -- 0.3%
Golden State Bancorp 9.125%
  Pfd                                                           USD        2,000       52,020
                                                                                  -----------
Total Non-Convertible
 Preferred Stocks
 (Cost $51,750)                                                                        52,020
                                                                                  -----------
TOTAL PREFERRED STOCKS
 (COST $51,750)                                                                        52,020
                                                                                  -----------

                                                                        CONTRACT
                                                                          SIZE
                                                                          ----
PURCHASED OPTIONS -- 0.1%
EUR Put/USD Call, Strike
  Price 0.96, 05/23/2003
  (USD)                                                                  190,000          551
EUR Put/USD Call, Strike
  Price 0.98, 02/25/2003
  (USD)                                                                  190,000           95
JPY Put/USD Call, Strike
  Price 130.00, 05/13/2004
  (USD)                                                                  220,000        2,060
JPY Put/USD Call, Strike
  Price 126.50, 06/06/2003
  (USD)                                                                  390,000        2,094
JPY Put/USD Call, Strike
  Price 130.00, 09/23/2003
  (USD)                                                                1,050,000        4,901
JPY Put/USD Call, Strike
  Price 135.00, 03/12/2003
  (USD)                                                                  220,000           13
USD Put/AUD Call, Strike
  Price 0.52, 03/06/2003
  (USD)                                                                  225,000       13,734
USD Put/AUD Call, Strike
  Price 0.58, 06/13/2003
  (USD)                                                                  400,000        4,096
                                                                                  -----------
TOTAL PURCHASED
 OPTIONS (COST $47,958)                                                                27,544
                                                                                  -----------

                                                                      PAR VALUE
                                                                      ----------
SHORT-TERM
 INVESTMENTS -- 10.7%

U.S. GOVERNMENT -- 5.6%
U.S. Treasury Bill=/=           1.193%       03/06/2003                  988,000      985,925
U.S. Treasury Bill=/=           1.310%       02/13/2003                  200,000      199,720
                                                                                  -----------
                                                                                    1,185,645
                                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
---------------------------------------------------------------------

                                                                          PAR        VALUE
SECURITY                       RATE           MATURITY                   VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 0.1%
FHLMC Discount Note+=/=         1.286%       03/06/2003         USD       25,000  $    24,943
                                                                                  -----------
REPURCHASE AGREEMENTS -- 5.0%

Tri-party repurchase
  agreement dated 12/31/02
  with Salomon Smith Barney,
  Inc. and Investors Bank
  and Trust Company, due
  01/02/03, with a maturity
  value of $1,060,750 and an
  effective yield of 0.75%,
  collateralized by a U.S.
  Government Obligation with
  a rate of 12.75%, a
  maturity date of 11/15/10
  and an aggregated market
  value of $1,088,460.                                                              1,060,706
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,271,281)                                                                  2,271,294
                                                                                  -----------

TOTAL INVESTMENTS -- 97.0% (COST
 $18,784,028)                                                                     $20,569,830
OTHER ASSETS, LESS
 LIABILITIES -- 3.0%                                                                  632,285
                                                                                  -----------
NET ASSETS -- 100.0%                                                              $21,202,115
                                                                                  ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
JPY - Japanese Yen
NCL - Non-callable
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/02.
=/=  Rate noted is yield to maturity.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).
#    All or a portion of these securities are delayed delivery contracts
     (Note 8).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME II FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Foreign Government                                              55.0%
Financial                                                       19.7%
U.S. Government                                                 11.7%
Communications                                                   2.4%
Capital Goods                                                    2.3%
Basic Industry                                                   1.8%
Consumer Noncyclical                                             1.7%
Banking                                                          1.0%
Consumer Cyclical                                                0.6%
Energy                                                           0.5%
Transportation                                                   0.2%
Technology                                                       0.1%
                                                                -----
                                                                97.0%

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES                                               ASSETS
------------------------------------------------------------------------
United States of America                                        22.5%
Germany                                                         11.5%
Netherlands                                                      7.9%
Japan                                                            7.4%
Spain                                                            7.1%
Italy                                                            6.5%
France                                                           6.3%
Canada                                                           5.7%
United Kingdom                                                   5.7%
Austria                                                          3.8%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund II (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity by investing, under normal circumstances, at least 80% of net assets in fixed income securities, and at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign government and companies located in various countries, including emerging markets.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, futures, amortization and/or accretion of premiums and discounts on certain securities, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Mellon voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.55% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $97,498 of its investment advisory fee and reimbursed the Fund for $66,584 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2002 were as follows:

                                                       PURCHASES      SALES
                                                      -----------  -----------

      U.S. Government Securities                      $ 8,412,739  $ 8,240,465
                                                      ===========  ===========
      Investments (non-U.S.Government Securities)     $31,926,028  $55,256,070
                                                      ===========  ===========

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                      633,471              534,797
      Shares issued to shareholders in payment of
        distributions declared                                              --                3,611
      Shares redeemed                                               (1,916,987)            (481,942)
                                                                   -----------            ---------
      Net increase (decrease)                                       (1,283,516)              56,466
                                                                   ===========            =========

      At December 31, 2002, one shareholder held of record approximately 83% of the total outstanding shares of the Fund.

      A significant portion of the Fund's shares are beneficially owned by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion. Investment activity of this shareholder could have a material impact on the Fund.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The tax basis of components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                       $ 1,787,055
      Unrealized depreciation                                           (33,196)
                                                                    -----------
      Net unrealized appreciation/depreciation                        1,753,859
      Undistributed ordinary income                                     153,845
      Accumulated net realized loss                                  (1,519,584)
                                                                    -----------
      Total distributable earnings                                  $   388,120
                                                                    ===========
      Cost for federal income tax purposes                          $18,815,971

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
          CARRY OVER   EXPIRATION DATE
         ------------  ---------------

           $112,440        12/31/2007
            468,289        12/31/2008
            252,740        12/31/2009
            686,115        12/31/2010

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold
      (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS     PREMIUMS
                                                               -------------------     --------
      Outstanding, beginning of period                                       5         $ 41,165
      Options written                                                        1              185
      Options expired                                                       (2)         (18,830)
      Options closed                                                        (3)         (22,335)
                                                                   -----------         --------
      Outstanding, end of period                                             1         $    185
                                                                   ===========         ========

      At December 31, 2002, the Fund held the following written put option contracts:

      SECURITY
      -------------------------------------------------------------------------
                                                               CONTRACTS  VALUE
                                                               ---------  -----
      Russia 5.00% Put, Strike Price 79.44, 01/16/2003              1     $144
                                                                          ----
      Total (premiums received $185)                                      $144
                                                                          ====

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      -----------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS     PREMIUMS
                                                               -------------------     --------
      Outstanding, beginning of period                                   4             $ 12,710
      Options written                                                    1                  138
      Options expired                                                   (3)             (12,463)
      Options closed                                                    (1)                (247)
                                                                      ----             --------
      Outstanding, end of period                                         1             $    138
                                                                      ====             ========

      At December 31, 2002, the Fund held the following written call option contracts:

      SECURITY
      -------------------------------------------------------------------------
                                                               CONTRACTS  VALUE
                                                               ---------  -----
      Russia 5.00% Call, Strike Price 79.44, 01/16/2003            1      $ 102
                                                                          -----
      Total (premiums received $138)                                      $ 102
                                                                          =====

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A summary of the written currency options for the year ended December 31, 2002 is as follows:

      WRITTEN CURRENCY OPTION TRANSACTIONS
      ---------------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS      PREMIUMS
                                                                  -------------------      --------
         Outstanding, beginning of period                                       5         $  52,921
         Options written                                                       15            71,931
         Options exercised                                                     (3)          (16,373)
         Options expired                                                       (2)           (4,556)
         Options closed                                                       (13)         (101,002)
                                                                      -----------         ---------
         Outstanding, end of period                                             2         $   2,921
                                                                      ===========         =========

      At December 31, 2002, the Fund held the following written currency option contracts:

      SECURITY
      -------------------------------------------------------------------------
                                                               CONTRACTS  VALUE
                                                               ---------  -----
      USD Put/AUD Call, Strike Price 0.56, 03/06/2003             1      $2,218
      USD Put/CAD Call, Strike Price 1.54, 01/17/2003             1         144
                                                                         ------
      Total (premiums received $2,921)                                   $2,362
                                                                         ======

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Fund held the following forward foreign currency exchange contracts.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                          LOCAL PRINCIPAL       CONTRACT           MARKET          AGGREGATE      UNREALIZED
      CONTRACTS TO RECEIVE                    AMOUNT           VALUE DATE           VALUE         FACE AMOUNT     GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      British Pound Sterling                     675,000       03/19/2003      $     1,080,446  $    1,061,167   $      19,279
      Canadian Dollar                            440,000    03/17-03/19/2003           277,655         281,686          (4,031)
      Japanese Yen                           727,700,000       03/19/2003            6,144,873       5,961,242         183,631
                                                                               ---------------  ---------------  -------------
      TOTAL                                                                    $     7,502,974  $    7,304,095   $     198,879
                                                                               ===============  ===============  =============

                                               LOCAL PRINCIPAL    CONTRACT         MARKET          AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER                         AMOUNT        VALUE DATE         VALUE         FACE AMOUNT        LOSS
      ------------------------------------------------------------------------------------------------------------------------
      Danish Krone                                   905,000     03/19/2003    $       127,266  $      122,446   $      (4,820)
      Euro                                         1,785,000     03/19/2003          1,865,121       1,794,667         (70,454)
      Hong Kong Dollar                             2,940,000     03/17/2003            376,813         376,788             (25)
      New Zealand Dollar                             155,000     03/19/2003             80,407          77,934          (2,473)
      Swedish Krona                                3,810,000     03/19/2003            435,785         419,557         (16,228)
                                                                               ---------------  ---------------  -------------
      TOTAL                                                                    $     2,885,392  $    2,791,392   $     (94,000)
                                                                               ===============  ===============  =============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2002, the Fund held the following futures contracts:

                                                                      UNDERLYING FACE
      CONTRACT                             POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
      ------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (2 Contracts)         Short      3/31/2003        $226,500         $ (5,953)
      U.S. 10 Year Note (4 Contracts)        Short      3/31/2003         460,188          (15,155)
                                                                                          --------
                                                                                          $(21,108)
                                                                                          ========

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

      The Fund entered into no such transactions during the year ended December 31, 2002.

(7)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund had no securities on loan.

(8)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      See the Schedule of Investments for outstanding delayed delivery transactions.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund II:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Fixed Income Fund II (the "Fund"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INVESTMENT GRADE BOND FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                       Standish Investment Grade Bond Fund

                       Management Discussion and Analysis
                                  December 2002

The market environment was particularly challenging in 2002. Economic growth was sluggish despite the strength in housing and consumer spending. Corporations faced significant headwinds as stock prices declined, earnings disappointed and aggressive accounting practices and fraud were exposed. The turbulent shakeout of troubled companies was further exacerbated by a liquidity crunch as several companies were forced to downsize funding in the commercial paper market and banks demanded greater concessions from borrowers. Over the past year, markets were volatile and investors sought the safe haven of Treasuries. Two-, five - and ten-year Treasuries fell more than 120 basis points and in November, the Fed lowered the funds rate to 1.25% as the economy showed signs of faltering.

For 2002, high quality spread sectors such as mortgage pass-throughs outperformed Treasuries while corporate bonds were plagued by fallen angels and posted negative relative returns. For the Fund, most of the performance lag was derived from the underperformance in select corporate holdings, a modestly shorter duration and an overweight in 30-year Treasuries which failed to keep pace with declining intermediate yields. Looking back on the past year's performance shortfall, despite a more defensive posture than previous years, the volatility in corporate bonds and a substantial Treasury rally posed a greater hurdle to performance than we anticipated.

Looking ahead, we continue to believe the economic recovery faces considerable headwinds in the near-term despite aggressive fiscal and monetary stimulus. Weak business spending, anemic job growth and significant excess capacity are only partly offset by the resiliency in the consumer and housing market. Given the vulnerable state of the economy and the uncertain outcome of war with Iraq, we remain cautious in our expectation for growth and expect Fed policy to remain accommodative during the first half of 2003. We expect a range bound interest rate environment. We have increased our allocation to Treasury inflation protected securities which are attractively priced versus nominal Treasuries given a low breakeven rate of inflation versus actual 2.4% headline CPI. In the mortgage market, we expect that housing refinancing has peaked with the origination of 5.5% 30-year mortgages. In a range bound interest-rate environment with the majority of refinancing activity behind us, we believe mortgages represent good value versus Treasuries.

In summary, we are mindful of the potential difficulties facing the economy and a continued recovery. Our investment posture remains modestly defensive until we get a firmer indication of improved prospects for growth. As always, we look forward to serving you in the coming year and thank you for your continued support.

/s/ Marc P. Seidner                          /s/ Catherine A. Powers

Marc P. Seidner                              Catherine A. Powers

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                       Standish Investment Grade Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Investment Grade Bond Fund and Lehman Aggregate Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

               Standish Investment                     Lehman
                Grade Bond Fund                    Aggregate Index

                    100000                             100000
                    101450                             101550
                    102302                             102474
                    103806                             103960
                    104709                             104615
                    105267                             105305
                    106840                             107027
                    108878                             109018
                    110664                             110791
                    111508                             111756
                    112144                             111199
                    111770                             109626
                    112679                             110288
                    113076                             112951
                    115798                             115476
                    117050                             116799
                    118307                             118160
                    121068                             120633
                    119522                             118969
                    119650                             119793
                    120699                             120954
                    118427                             118942
                    120310                             121249
                    121310                             122279
                    122336                             123337
                    123777                             124825
                    125759                             126932
                    127443                             128988
                    126776                             128400
                    126534                             128366
                    128929                             131018

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                              Since Inception
         1 Year                 06/01/2000
         ------                 ----------

          8.44%                   10.34%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $22,563,215)
    (identified cost, $123,943,334 (Note 7))                       $126,115,049
  Cash                                                                   19,179
  Receivable for investments sold                                     6,947,927
  Receivable for Fund shares sold                                         3,867
  Interest receivable                                                   550,923
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                            7,375
  Prepaid expenses                                                        4,674
                                                                    -----------
    Total assets                                                    133,648,994

LIABILITIES
  Payable for investments purchased                     $8,877,666
  Payable for Fund shares redeemed                             589
  Distributions payable                                    709,244
  Payable upon return of securities loaned (Note 7)     23,056,375
  Payable for delayed delivery transactions (Note 8)    16,807,304
  Options written, at value (Note 6) (premiums
    received, $113,192)                                     64,637
  Accrued accounting, custody and transfer agent fees       14,382
  Accrued trustees' fees and expenses (Note 2)               2,439
  Accrued expenses and other liabilities                    15,421
                                                        ----------
    Total liabilities                                                49,548,057
                                                                    -----------
NET ASSETS                                                          $84,100,937
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $81,907,142
  Accumulated net realized gain                                         118,655
  Distributions in excess of net investment income                      (19,551)
  Net unrealized appreciation                                         2,094,691
                                                                    -----------
TOTAL NET ASSETS                                                    $84,100,937
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             4,042,685
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     20.80
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $6,644 (Note 7))                                             $3,415,046
  Dividend income                                                        2,179
                                                                    ----------
    Total investment income                                          3,417,225

EXPENSES
  Investment advisory fee (Note 2)                       $ 290,647
  Accounting, custody, and transfer agent fees             136,437
  Legal and audit services                                  38,447
  Insurance expense                                         13,065
  Trustees' fees and expenses (Note 2)                       8,125
  Registration fees                                          6,355
  Miscellaneous                                              9,877
                                                         ---------
    Total expenses                                         502,953

Deduct:
  Waiver of investment advisory fee (Note 2)              (212,307)
                                                         ---------
      Net expenses                                                     290,646
                                                                    ----------
        Net investment income                                        3,126,579
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     1,614,564
    Financial futures contracts                           (478,794)
    Written options transactions                            89,331
                                                         ---------
      Net realized gain                                              1,225,101
  Change in unrealized appreciation (depreciation)
    Investment securities                                1,779,089
    Financial futures contracts                           (255,465)
    Written options                                         81,170
                                                         ---------
      Change in net unrealized appreciation
       (depreciation)                                                1,604,794
                                                                    ----------
    Net realized and unrealized gain                                 2,829,895
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,956,474
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,126,579       $  3,665,201
  Net realized gain                                           1,225,101          2,736,894
  Change in net unrealized appreciation (depreciation)        1,604,794         (1,134,903)
                                                            -----------       ------------
  Net increase in net assets from investment operations       5,956,474          5,267,192
                                                            -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (3,279,497)        (3,763,393)
  From net realized gains on investments                     (1,358,763)        (2,399,420)
                                                            -----------       ------------
  Total distributions to shareholders                        (4,638,260)        (6,162,813)
                                                            -----------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           21,825,313         13,767,443
  Value of shares issued to shareholders in payment of
    distributions declared                                    2,339,137          3,365,583
  Cost of shares redeemed                                    (4,946,160)       (10,120,098)
                                                            -----------       ------------
  Net increase in net assets from Fund share
    transactions                                             19,218,290          7,012,928
                                                            -----------       ------------
TOTAL INCREASE IN NET ASSETS                                 20,536,504          6,117,307

NET ASSETS
  At beginning of year                                       63,564,433         57,447,126
                                                            -----------       ------------
  At end of year (including distributions in excess of
    net investment income of $19,551 and $0)                $84,100,937       $ 63,564,433
                                                            ===========       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       YEAR ENDED            FOR THE PERIOD
                                                      DECEMBER 31,            JUNE 1, 2000
                                                    ----------------  (COMMENCEMENT OF OPERATIONS)
                                                     2002    2001(A)      TO DECEMBER 31, 2000
                                                    -------  -------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $ 20.41  $ 20.65            $ 20.00
                                                    -------  -------            -------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                            0.89     1.27               0.86
  Net realized and unrealized gain on investments      0.79     0.59               0.89
                                                    -------  -------            -------
Total from investment operations                       1.68     1.86               1.75
                                                    -------  -------            -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.91)   (1.30)             (0.88)
  From net realized gain on investments               (0.38)   (0.80)             (0.22)
                                                    -------  -------            -------
Total distributions to shareholders                   (1.29)   (2.10)             (1.10)
                                                    -------  -------            -------
NET ASSET VALUE, END OF YEAR                        $ 20.80  $ 20.41            $ 20.65
                                                    =======  =======            =======
TOTAL RETURN+++                                        8.44%    9.21%              8.87%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*              0.40%    0.21%              0.00%+
  Net Investment Income (to average daily net
    assets)*                                           4.30%    6.00%              7.21%+
  Portfolio Turnover                                    391%     357%               136%++
  Net Assets, End of Year (000's omitted)           $84,101  $63,564            $57,447

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                  $  0.83  $  1.17            $  0.78
Ratios (to average daily net assets):
  Expenses                                             0.69%    0.68%              0.72%+
  Net investment income                                4.01%    5.53%              6.48%+

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.02% to 6.00%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                   PAR         VALUE
SECURITY                                        RATE          MATURITY            VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 106.9%

ASSET BACKED -- 9.1%
Advanta Home Equity Trust 1997-2 M1             7.550%       06/25/2027         $  139,077  $    143,856
Advanta Mortgage Loan Trust 1997-4 M1           7.040%       01/25/2029            295,993       305,613
ANRC Auto Owner Trust 1999-A A4                 6.940%       04/17/2006            529,595       532,656
BMW Vehicle Owner Trust 2001-A A3               4.700%       03/25/2005            420,889       427,015
Chase Manhattan Auto Owner Trust 2001-B A2      2.440%       06/15/2004             82,354        82,457
Chase Manhattan Auto Owner Trust 2001-B A4      3.800%       05/15/2008            350,000       362,424
Daimler Chrysler Auto Trust 2001-C A3           4.210%       07/06/2005          1,000,000     1,022,408
Discover Card Master Trust I 1998-7 A           5.600%       05/16/2006          1,000,000     1,035,376
First USA Credit Card Master Trust 1997-7
  B(a)                                          1.730%       05/17/2007          1,500,000     1,502,341
Household Automotive Trust 2001-3 A4            4.370%       12/17/2008            600,000       626,604
National City Auto Receivable Trust 2002-A A4   4.830%       08/15/2009            150,000       158,646
Nissan Auto Receivable Owner Trust 2002-A A3    3.580%       09/15/2005            175,000       178,442
Residential Asset Securities Corp. 2000-KS5
  AI3                                           7.040%       04/25/2026            548,984       553,538
Residential Funding 1997-HS5 M1                 7.010%       05/25/2027             38,704        38,641
Toyota Auto Receivables Owner Trust 2002-B A2   2.790%       12/15/2004            715,000       718,640
                                                                                            ------------
Total Asset Backed (Cost $7,643,163)                                                           7,688,657
                                                                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
Bear Stearns Mortgage 1998-2 B                  6.750%       04/30/2030            115,766       114,644
Calwest Industrial Trust 2002-CALW A 144A       6.127%       02/15/2017            250,000       276,094
FNMA Grantor Trust 2002-T11 A                   4.769%       04/25/2012            194,193       204,852
GNMA 2002-48 PF(a)                              1.720%       05/15/2029            208,139       208,139
Housing Securities, Inc. 1994-2 A1              6.500%       07/25/2009             82,658        86,610
Merrill Lynch Mortgage Investors, Inc.
  1996-C2 D Non-ERISA                           6.960%       11/21/2028            150,000       164,268
                                                                                            ------------
Total Collateralized Mortgage Obligations (Cost $995,100)                                      1,054,607
                                                                                            ------------
CORPORATE -- 14.3%
BANKING -- 3.4%
BankBoston NA                                   6.500%       12/19/2007            125,000       138,566
BB&T Corp.(a)                                   6.375%       06/30/2005            360,000       393,232
Fleet National Bank                             5.750%       01/15/2009             75,000        77,838
National City Corp.                             6.875%       05/15/2019            375,000       417,837
SunTrust Banks, Inc.                            7.750%       05/01/2010            275,000       329,575
SunTrust Banks, Inc. Sub Notes                  5.545%       12/01/2017            100,000       103,250
Wachovia Corp.                                  6.550%       10/15/2035            150,000       163,241
Wachovia Corp.                                  7.500%       07/15/2006             25,000        28,535
Wells Fargo & Co.                               4.250%       08/15/2003          1,000,000     1,016,000
Wells Fargo & Co.                               5.000%       11/15/2014            200,000       203,048
                                                                                            ------------
                                                                                               2,871,122
                                                                                            ------------
BASIC INDUSTRY -- 0.9%
Alcoa, Inc.                                     4.250%       08/15/2007             75,000        78,084
Alcoa, Inc.                                     5.375%       01/15/2013            100,000       106,048
Republic Services, Inc.                         7.125%       05/15/2009            125,000       138,411

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                   PAR         VALUE
SECURITY                                        RATE          MATURITY            VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
BASIC INDUSTRY (CONTINUED)
Republic Services, Inc. Senior Notes            6.750%       08/15/2011         $  195,000  $    214,554
Westvaco Corp.                                  8.200%       01/15/2030            195,000       230,331
                                                                                            ------------
                                                                                                 767,428
                                                                                            ------------
CONSUMER CYCLICAL -- 2.6%
Coors Brewing Co.                               6.375%       05/15/2012            180,000       200,958
Cox Communications, Inc.                        6.400%       08/01/2008            205,000       218,997
Ford Motor Co.                                  7.450%       07/16/2031            373,000       324,628
International Flavors & Fragrance               6.450%       05/15/2006            275,000       296,285
New England Telephone & Telegraph Co.           7.875%       11/15/2029            145,000       174,709
News America Holdings Corp. Senior Notes        8.500%       02/15/2005            175,000       190,822
News America, Inc.                              6.750%       01/09/2038            250,000       256,089
Viacom, Inc.                                    5.625%       05/01/2007            325,000       354,240
Wal-Mart Stores Senior Notes                    6.875%       08/10/2009            105,000       122,592
                                                                                            ------------
                                                                                               2,139,320
                                                                                            ------------
CONSUMER NONCYCLICAL -- 0.6%
Ahold Finance USA, Inc.                         6.875%       05/01/2029            100,000        91,101
Archer-Daniels-Midland                          7.000%       02/01/2031            325,000       372,991
Weyerhaeuser Co.                                7.375%       03/15/2032             25,000        27,130
                                                                                            ------------
                                                                                                 491,222
                                                                                            ------------
ELECTRIC -- 0.6%
Dominion Resources, Inc. Senior Notes           5.700%       09/17/2012             50,000        52,017
DTE Energy Co. Senior Notes                     6.650%       04/15/2009            225,000       248,094
Niagara Mohawk Power                            7.375%       07/01/2003            207,927       212,565
                                                                                            ------------
                                                                                                 512,676
                                                                                            ------------
ENERGY -- 1.4%
Conoco, Inc.(a)                                 2.625%       04/15/2003          1,000,000     1,002,000
Conoco, Inc. Senior Notes                       6.950%       04/15/2029             45,000        50,775
Progress Energy, Inc. Senior Notes              7.750%       03/01/2031            125,000       142,646
                                                                                            ------------
                                                                                               1,195,421
                                                                                            ------------
FINANCIAL -- 4.0%
Allstate Corp. Senior Notes                     6.125%       12/15/2032             65,000        65,894
Anadarko Finance Co.                            7.500%       05/01/2031            150,000       178,477
Archstone-Smith Trust REIT                      5.000%       08/15/2007             75,000        76,225
Archstone-Smith Trust REIT                      6.500%       02/15/2012            150,000       158,702
Boston Properties, Inc. 144A REIT               6.250%       01/15/2013            170,000       172,697
Duke Realty Investments REIT                    7.375%       09/22/2005            360,000       394,174
EOP Operating LP                                7.875%       07/15/2031            150,000       163,057
Equity Office Properties Trust Senior Notes
  REIT                                          6.625%       02/15/2005            150,000       159,922
Ford Motor Credit Co.                           6.500%       01/25/2007             35,000        34,653
Ford Motor Credit Co.                           7.500%       03/15/2005             50,000        51,072
General Electric Capital Corp.                  6.750%       03/15/2032            200,000       222,163
Goldman Sachs Group, Inc.                       6.875%       01/15/2011            250,000       279,730
Household Finance Corp.                         6.375%       10/15/2011            155,000       162,330
Household Finance Corp.                         6.375%       11/27/2012             20,000        21,110

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                   PAR         VALUE
SECURITY                                        RATE          MATURITY            VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Household Finance Corp.                         6.750%       05/15/2011         $   20,000  $     21,360
Household Finance Corp.                         7.350%       11/27/2032             30,000        32,564
Merrill Lynch & Co.                             6.000%       02/12/2003            640,000       643,072
Morgan Stanley Dean Witter                      6.600%       04/01/2012            200,000       220,711
Morgan Stanley Dean Witter Capital, Inc.
  2001-PPM A2                                   6.400%       02/01/2031            156,977       173,950
Simon Property Group LP                         6.625%       06/15/2003            155,000       157,586
                                                                                            ------------
                                                                                               3,389,449
                                                                                            ------------
PUBLIC UTILITY -- 0.4%
Consolidated Natural Gas Co. Senior Notes       5.375%       11/01/2006            150,000       158,243
Keyspan Corp.                                   7.250%       11/15/2005             75,000        83,811
Northern States Power Co. 144A                  8.000%       08/28/2012             45,000        50,690
Public Service Co. of CO 144A                   7.875%       10/01/2012             45,000        50,044
                                                                                            ------------
                                                                                                 342,788
                                                                                            ------------
TECHNOLOGY -- 0.3%
IBM Corp.                                       6.220%       08/01/2027            200,000       213,288
                                                                                            ------------
TRANSPORTATION -- 0.1%
CSX Corp.                                       7.250%       05/01/2027             40,000        45,210
                                                                                            ------------
Total Corporate (Cost $11,226,111)                                                            11,967,924
                                                                                            ------------
SOVEREIGN BONDS -- 0.1%
United Mexican States                           8.300%       08/15/2031            110,000       116,050
                                                                                            ------------
Total Sovereign Bonds (Cost $107,803)                                                            116,050
                                                                                            ------------
YANKEE BONDS -- 3.2%
Amvescap, Inc. Senior Notes                     5.900%       01/15/2007            250,000       260,933
British Telecom PLC                             8.875%       12/15/2030             65,000        83,704
National Westminster Bank(a)                    7.750%       04/29/2049            545,000       625,028
Nordea Bank Sweden AB 144A                      5.250%       11/30/2012            205,000       210,322
Permanent Financing PLC Series 2A               4.200%       06/10/2007            725,000       748,725
Potash Corp. Saskatchewan                       7.750%       05/31/2011            175,000       205,714
Province of Ontario                             5.125%       07/17/2012            175,000       186,810
Province of Quebec                              5.000%       07/17/2009            185,000       198,054
UPM-Kymmene Corp. Senior Notes                  5.625%       12/01/2014            125,000       130,578
                                                                                            ------------
Total Yankee Bonds (Cost $2,470,228)                                                           2,649,868
                                                                                            ------------
NON-AGENCY -- 5.2%

PASS THRU SECURITIES -- 5.2%
Chase Commercial Mortgage Securities Corp.
  1997-1 D Non-ERISA                            7.370%       06/16/2029            175,000       197,225
Chase Commercial Mortgage Securities Corp.
  1997-1 E Non-ERISA                            7.370%       06/19/2029            300,000       336,060
Chase Commercial Mortgage Securities Corp.
  1997-2 C                                      6.600%       12/12/2029             50,000        55,590
CS First Boston Mortgage Securities Corp.
  2001-CF2 A4                                   6.505%       02/15/2034            220,000       248,029
DLJ Commercial Mortgage Corp. 1998-CF2 B1(a)    7.291%       11/12/2031            215,000       238,869
DLJ Commercial Mortgage Corp. 1999-CG1 A1A      6.080%       03/10/2032            430,031       464,383

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                   PAR         VALUE
SECURITY                                        RATE          MATURITY            VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
JP Morgan Commercial Mortgage Finance Corp.
  1997-C5 A3                                    7.088%       09/15/2029         $  125,000  $    141,830
Morgan Stanley Capital I 1998-HF1 C             6.750%       03/15/2030            180,000       202,827
Morgan Stanley Capital I 1999-CAM1 A2           6.760%       03/15/2032            208,941       229,702
Morgan Stanley Capital I 1999-CAM1 A4           7.020%       11/15/2009            125,000       144,128
Morgan Stanley Capital I 1999-RM1 A2            6.710%       12/15/2031            225,000       256,545
Morgan Stanley Dean Witter Capital I
  2001-IQA A1                                   4.570%       12/18/2032            373,743       388,693
Morgan Stanley Dean Witter Capital I
  2001-PPM A3                                   6.540%       02/01/2031            350,000       394,090
Mortgage Capital Funding, Inc. 1996-MC1A C      7.800%       04/15/2006            310,000       353,372
Mortgage Capital Funding, Inc. 1997-MC2 C       6.881%       11/20/2027            310,000       347,789
Mortgage Capital Funding, Inc. 1997-MC2 D       7.117%       11/20/2007            350,000       385,602
                                                                                            ------------
                                                                                               4,384,734
                                                                                            ------------
Total Non-Agency (Cost $4,171,815)                                                             4,384,734
                                                                                            ------------
U.S. GOVERNMENT AGENCY -- 40.3%
PASS THRU SECURITIES -- 40.3%
FHLMC Gold                                      6.000% 05/01/2017 - 09/01/2017   3,311,267     3,464,858
FHLMC Gold                                      6.500%       05/01/2011             54,995        58,430
FNMA#                                           6.000% 04/01/2017 - 02/01/2031   9,190,020     9,483,015
FNMA                                            6.500% 06/01/2011 - 09/01/2032   5,044,317     5,283,240
FNMA#                                           7.000% 10/01/2011 - 06/01/2032   3,338,129     3,521,039
FNMA                                            7.500% 02/01/2029 - 09/01/2029      68,051        72,820
FNMA (TBA)#                                     5.500%       02/01/2033          5,000,000     5,076,560
FNMA (TBA)#                                     6.500% 01/01/2033 - 02/01/2033   4,830,000     5,023,875
FNMA (TBA)#                                     7.000%       02/01/2033          1,450,000     1,523,406
GNMA                                            6.500% 07/15/2032 - 10/15/2032     131,466       138,078
GNMA                                            8.000% 08/15/2025 - 11/15/2026     243,580       265,790
                                                                                            ------------
                                                                                              33,911,111
                                                                                            ------------
Total U.S. Government Agency (Cost $33,552,501)                                               33,911,111
                                                                                            ------------
U.S. TREASURY OBLIGATIONS -- 33.5%
TREASURY BONDS -- 11.6%
U.S. Treasury Bond                              5.375%       02/15/2031          1,390,000     1,515,317
U.S. Treasury Bond                              6.250%       05/15/2030          6,850,000     8,197,258
                                                                                            ------------
                                                                                               9,712,575
                                                                                            ------------
TREASURY NOTES -- 21.9%
U.S. Treasury Inflation Index Note              3.875%       01/15/2009          5,333,700     5,944,574
U.S. Treasury Note                              2.000%       11/30/2004         12,225,000    12,326,235
U.S. Treasury Note+                             6.750%       05/15/2005            100,000       111,488
U.S. Treasury Note+                             7.875%       11/15/2004             50,000        55,834
                                                                                            ------------
                                                                                              18,438,131
                                                                                            ------------
Total U.S. Treasury Obligations (Cost $27,709,620)                                            28,150,706
                                                                                            ------------
TOTAL BONDS AND NOTES (COST $87,876,341)                                                      89,923,657
                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                  VALUE
SECURITY                                                             SHARES     (NOTE 1A)
-------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%

CONVERTIBLE PREFERRED STOCKS -- 0.1%
General Motors Corp. Series B 5.25% CVT Pfd                             1,500  $     34,650
                                                                               ------------
Total Convertible Preferred Stocks (Cost $37,450)                                    34,650
                                                                               ------------
TOTAL PREFERRED STOCKS (COST $37,450)                                                34,650
                                                                               ------------

                                                                    CONTRACT
                                                                      SIZE
                                                                   ----------
PURCHASED OPTIONS -- 0.3%
6 Month 30 Yr PYR IRS Put, 6.45%, 01/09/2003
  (USD)                                                                 3,520             0
Floor 3 month LIBOR, Strike Price 4.00,
  05/29/2003 (USD)                                                     59,000        77,484
UST 4.38% Call, Strike Price 105.14,
  01/29/2003                                                           14,000        29,358
UST 4.88% Call, Strike Price 102.31,
  01/27/2003                                                           10,750        65,403
UST 4.88% Call, Strike Price 103.19,
  01/27/2003                                                           14,000        73,390
                                                                               ------------
TOTAL PURCHASED OPTIONS (COST $118,484)                                             245,635
                                                                               ------------

                                                                                PAR VALUE/       VALUE
                                                RATE          MATURITY            SHARES       (NOTE 1A)
                                                ----          --------            ------       ---------
SHORT-TERM INVESTMENTS -- 42.7%
CASH EQUIVALENTS -- 27.4%
American Express Centurion Bank Eurodollar
  Time Deposit(b)                               1.380%       01/27/2003         $3,290,671     3,290,671
Bank of Montreal Eurodollar Time Deposit(b)     1.320%       01/30/2003          2,325,147     2,325,147
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(b)                                                            4,113,339     4,113,339
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of
  $4,442,742, collateralized by a corporate
  obligation with a rate of 8.0%, a maturity
  date of 02/01/13 and a market value of
  $4,531,254.(b)                                1.363%       01/02/2003          4,442,406     4,442,406
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $4,442,740,
  collateralized by corporate obligations
  with rates ranging from 0.00% to 8.88%,
  maturity dates ranging from 05/23/03 to
  12/01/36, and a market value of
  $4,531,254.(b)                                1.353%       01/02/2003          4,442,406     4,442,406
Royal Bank of Scotland Eurodollar Time
  Deposit(b)                                    1.310%       01/17/2003          4,442,406     4,442,406
                                                                                            ------------
                                                                                              23,056,375
                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                PAR VALUE/     VALUE
SECURITY                                        RATE          MATURITY            SHARES     (NOTE 1A)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT -- 14.0%
U.S. Treasury Bill=/=                           1.150%       01/09/2003         $  250,000  $    249,936
U.S. Treasury Bill=/=                           1.150%       01/09/2003            620,000       619,842
U.S. Treasury Bill=/=                           1.310%       02/13/2003         10,919,000    10,903,713
                                                                                            ------------
                                                                                              11,773,491
                                                                                            ------------
REPURCHASE AGREEMENTS -- 1.3%
Tri-party repurchase agreement dated 12/31/02 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/03, with a maturity value of
$1,081,286 and an effective yield of 0.75%, collateralized by a U.S.
Government Obligation with a rate of 12.75%, a maturity date of 11/15/10 and
an aggregated market value of $1,114,688.                                                      1,081,241
                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $35,911,059)                                               35,911,107
                                                                                            ------------

TOTAL INVESTMENTS -- 150.0% (COST $123,943,334)                                             $126,115,049

OTHER ASSETS, LESS LIABILITIES -- (50.0%)                                                    (42,014,112)
                                                                                            ------------
NET ASSETS -- 100.0%                                                                        $ 84,100,937
                                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
IRS - Interest Rate Swaps
PYR - Payor
REIT - Real Estate Investment Trust
TBA - To Be Announced
USD - United States Dollar
UST - United States Treasury

(a)  Variable Rate Security; rate indicated is as of 12/31/02.
(b)  Represents investments of security lending collateral (Note 7).
#    All or a portion of these securities are delayed delivery contracts (Note
     8).
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Investment Grade Bond Fund (formerly, Standish High Grade Bond Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation by investing, under normal circumstances, at least 80% of net assets in investment grade fixed income securities including, but not limited to, government, agency, corporate and mortgage and asset-backed issues.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.40% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $212,307 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were as follows:

                                                                   PURCHASES       SALES
                                                                  ------------  ------------
         U.S. Government Securities                               $288,182,708  $250,143,470
                                                                  ============  ============
         Investments (non-U.S.Government Securities)              $ 31,806,345  $ 51,182,098
                                                                  ============  ============

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED            YEAR ENDED
                                                                   DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                  --------------------  --------------------
         Shares sold                                                      1,054,357               645,220
         Shares issued to shareholders in payment of
           distributions declared                                           113,335               163,715
         Shares redeemed                                                   (239,259)             (476,503)
                                                                    ---------------        --------------
         Net increase                                                       928,433               332,432
                                                                    ===============        ==============

      At December 31, 2002, three shareholders held of record approximately 53%, 12% and 10% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                      $  2,113,570
      Unrealized depreciation                                           (88,834)
                                                                   ------------
      Net unrealized appreciation/depreciation                        2,024,736
      Undistributed ordinary income                                     840,861
                                                                   ------------
      Total distributable earnings                                 $  2,865,597
                                                                   ============
      Cost for federal income tax purposes                         $124,090,313

      The tax character of distributions paid during 2002 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
        Ordinary income                                             $4,230,881
        Long-term capital gain                                         407,379

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      -------------------------------------------------------------------------------------
                                                             NUMBER OF CONTRACTS  PREMIUMS
                                                             -------------------  ---------

      Outstanding, beginning of period                                 3          $ 37,838
      Options written                                                 11           188,235
      Options expired                                                 (5)          (58,011)
      Options closed                                                  (5)          (82,049)
                                                                      --          --------
      Outstanding, end of period                                       4          $ 86,013
                                                                      ==          ========

      At December 31, 2002, the Fund held the following written put option contracts:

      SECURITY
      ------------------------------------------------------------------------------
                                                               CONTRACTS     VALUE
                                                               ----------  ---------

      UST 4.00% Put, Strike Price 98.66, 01/16/2003                1        $1,109
      UST 6.75% Put, Strike Price 104.68, 01/23/2003               1             0
      UST 4.38% Put, Strike Price 101.42, 01/29/2003               1             5
      6 Month 10 Yr PYR IRS Put, 6.46%, 01/09/2003                 1             0
                                                                            ------
      Total (premiums received $86,013)                                     $1,114
                                                                            ======

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------------------
                                                               NUMBER OF CONTRACTS  PREMIUMS
                                                               -------------------  --------
      Outstanding, beginning of period                                  2           $  7,744
      Options written                                                   7             44,584
      Options expired                                                  (2)           (11,422)
      Options closed                                                   (3)           (13,727)
                                                                       --           --------
      Outstanding, end of period                                        4           $ 27,179
                                                                       ==           ========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Fund held the following written call option contracts:

      SECURITY
      --------------------------------------------------------------------------
                                                            CONTRACTS     VALUE
                                                            ---------    -------

      UST 4.00% Call, Strike Price 98.66, 01/16/2003            1        $23,582
      UST 4.38% Call, Strike Price 108.86, 01/29/2003           1          2,282
      UST 4.88% Call, Strike Price 107.19, 01/27/2003           1         19,995
      UST 4.88% Call, Strike Price 108.06, 01/27/2003           1         17,664
                                                                         -------
      Total (premiums received $27,179)                                  $63,523
                                                                         =======

      At December 31, 2002, the Fund had segregated sufficient securities for open written options contracts.

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Fund entitle the Fund to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      Open interest rate floor agreements held at December 31, 2002 are disclosed on the Schedule of Investments under Purchased Options.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INVESTMENT GRADE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Fund held the following financials futures contracts:

                                                                                UNDERLYING FACE  UNREALIZED GAIN
      CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE       (LOSS)
      -----------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note (6 contracts)                    Long      3/31/2003       $  679,500        $  18,298
      U.S 10 Year Note (38 contracts)                  Short      3/31/2003        4,371,781         (143,877)
                                                                                                    ---------
                                                                                                    $(125,579)
                                                                                                    =========

(7)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund loaned securities having a market value of $22,563,215. The Fund received cash collateral of $23,056,375 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      See Schedule of Investments for outstanding delayed delivery transactions.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Investment Grade Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Investment Grade Bond Fund (formerly, Standish High Grade Bond Fund) (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                        PRINCIPAL            PORTFOLIOS IN         OTHER
          NAME,                                TERM OF OFFICE          OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF          DURING PAST            OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED             5 YEARS                TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                        PRINCIPAL            PORTFOLIOS IN         OTHER
          NAME,                                 TERM OF OFFICE        OCCUPATION(S)           FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)       AND LENGTH OF         DURING PAST            OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST      TIME SERVED            5 YEARS                TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                        PRINCIPAL            PORTFOLIOS IN         OTHER
          NAME,                                 TERM OF OFFICE        OCCUPATION(S)           FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)       AND LENGTH OF         DURING PAST            OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST      TIME SERVED            5 YEARS                TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management


Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2001; Shareholder
Boston, MA 02108                                                      Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                       Management Discussion and Analysis

                                  December 2002

The Emerging Market debt asset class performed well in 2002 despite considerable volatility in risky financial assets and watershed elections in several important countries. The widely followed JP Morgan EMBI Plus returned 14.24% for the year, while the more diversified JP Morgan EMBI Global managed a 13.11% return. The year 2002 was the first full year for the Opportunistic Emerging Market Fund and it returned 13.20%, just slightly ahead of its EMBI Global benchmark. Russia was the best performing market with a return of 35.86%; the country produced strong fiscal and current account results and received several ratings upgrades during the year. Other notable performers included South Africa, Turkey and Venezuela, all with returns near 20%. The worst performing market was Uruguay; it declined 40.64% in 2002 as Argentina's economic crisis continued to drag the Uruguay economy down and banking deposits continued to fall. Other particularly weak markets included Brazil, Ecuador and Argentina, which were each down between 3% and 6%.

Emerging market debt was driven by two important factors for most of 2002: the US economic outlook and the Brazilian elections. The first factor affected market appetite for risky assets. The second fed concerns about potential changes in Brazilian economic policy that might affect that country's ability to pay its debt obligations. The year started out on a positive note as the global economic outlook remained sanguine and investors expected that the Brazilian election would go in favor of the government's candidate, Jose Serra. The rally that began in the fourth quarter of 2001 continued into the first months of the year, and the sovereign spread on the JPM EMBI Plus index tightened by about 100 basis points to 6%.

The mood started to turn sour in the second quarter. US leading indicators began to suggest that the economic recovery was not as robust as initially expected, causing a global sell-off of risky assets and a rally in safe haven US Treasuries. The tone of Emerging Markets was further hurt by Brazilian polls showing a steady rise in support for left-wing opposition candidate Luiz Ignacio Lula da Silva (Lula) that threatened to overtake Serra. On the back of both of these developments, emerging markets spreads widened initially to 7.5% in late June and eventually to 9% in late July.

Sharp volatility in the asset class continued through the summer as Lula's prospects fluctuated wildly in the polls and the IMF offered a substantial support package in hopes that it would entice the next Brazilian administration to adhere to orthodox economic policies. Spread tightening in August (to 8%) was followed by yet another massive sell-off in September that brought spreads back to a 9.5% level. Capital markets remained closed to most emerging markets issuers, and those issuers with relatively high financing needs for 2002/2003 continued to weaken.

Sentiment shifted wildly yet again in the fourth quarter thanks to positive developments in both the US and in Brazil. Some US indicators began to show improvement and the Fed continued to cut rates aggressively to promote growth. Despite Lula's ultimate election victory, markets rallied as the uncertainty of the pre-election period ended and the Lula transition team made a series of market-friendly comments about the likely path of economic policy. Two other countries facing elections, Ecuador and Turkey, also produced opposition candidates that promised to uphold orthodox economic policies. By the end of the year, emerging market spreads had tightened back to the 7% level, allowing some countries to tap the bond markets to complete their financing needs for the year.

Fund positioning was a challenge given the extreme volatility in the asset class this year. Performance results were driven in large part by Brazilian assets, which were subject to large return swings throughout the year as market opinions shifted with regard to both the Brazilian elections and the US economy. Our overweight early in the year was cut to neutral as the election outcome became more uncertain, and cut again to a sizeable underweight when it became apparent that the opposition candidate would most likely win the election. This last shift in positioning hurt returns as markets rallied in the post-election period. We finished out the year in a neutral position.


Other key components of the Fund's performance in 2002 included regional overweights in Eastern Europe and Asia. In particular, overweight positions in Russia, Ukraine, Algeria, Bulgaria, and Malaysia proved especially fruitful. Turkey, Ecuador, and Colombia returns were also dictated in large part by election concerns and results. Colombia had an especially strong fourth quarter as the government made significant progress on its reform agenda - an overweight here boosted returns. The Fund kept an above average level of cash in the second half, which also contributed positively to Fund performance.

In 2003 we expect Brazil and the economic recovery in the US to continue to be dominant influences on the asset class. Additionally, any hostilities in the Middle East are also likely to have an impact on the asset class as well. As a result, forecasting where sovereign spreads are likely to be at the end of 2003 is a difficult task. If the Brazilian government continues with its orthodox policies and is successful in passing some structural reforms, then we believe that Brazil could outperform. We expect that the above average returns that Russia has exhibited for the last four years are likely to moderate as the yield spread on Russian bonds has almost reached levels consistent with an investment grade rating. The country is unlikely to obtain that status until after the elections in 2004. Finally, we still don't feel compelled to invest in Argentina at current prices given the tremendous difficulties facing the country.

We thank you for your continued support.

/s/ John Peta

John Peta

--------------------------------------------------------------------------------

                    Standish, Ayer & Wood Investment Trust
              Standish Opportunistic Emerging Markets Debt Fund

           Comparison of Change in Value of $100,000 Investment in
  Standish Opportunistic Emerging Markets Debt Fund and the J.P. Morgan EMBI
                                  Global Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                    Opportunistic
                      Emerging
                      Markets               J.P. Morgan
                       Debt                 EMBI Global

                      100000                  100000
                       99650                   98879
                       98200                   98402
                      101550                  100776
                      103682                  102313
                       98559                   97013
                      101551                  101357
                       98473                   98043
                      101926                   98097
                      105739                   96843
                      108943                   97998
                      111162                   99811
                      115108                  103554
                      115846                  103668
                      116721                  104684
                      116159                  104140
                      110305                   98891
                      106109                   94411
                      112212                  101322
                      109152                   98516
                      115364                  105420
                      118987                  107544
                      123321                  111730

--------------------------------------------------------------------------------
                           Average Annual Total Return
                               (for periods ended
                                   12/31/2002)

                                 Since
                               Inception
         1 Year                3/27/2001
         ------                ---------

         13.20%                  12.59%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

          Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $85,056 (Note 7))
    (identified cost, $6,673,304)                                $6,994,298
  Cash                                                              242,883
  Interest receivable                                               160,005
  Unrealized appreciation on forward foreign cross
    currency exchange contracts (Note 6)                              1,567
  Prepaid expenses                                                    2,066
                                                                 ----------
    Total assets                                                  7,400,819

LIABILITIES
  Payable for closed forward foreign currency exchange
    contracts (Note 6)                                   $2,264
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                           4,526
  Distributions payable                                   7,699
  Payable upon return of securities loaned (Note 7)      87,200
  Options written, at value (Note 6) (premiums
    received, $9,675)                                     7,380
  Accrued accounting, custody and transfer agent fees     7,737
  Accrued trustees' fees and expenses (Note 2)              677
  Accrued expenses and other liabilities                 13,842
                                                         ------
    Total liabilities                                               131,325
                                                                 ----------
NET ASSETS                                                       $7,269,494
                                                                 ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $7,038,914
  Accumulated net realized loss                                     (76,371)
  Distributions in excess of net investment income                  (13,147)
  Net unrealized appreciation                                       320,098
                                                                 ----------
TOTAL NET ASSETS                                                 $7,269,494
                                                                 ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           395,269
                                                                 ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $    18.39
                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $160 (Note 7))                                              $  682,271
                                                                   ----------
EXPENSES
  Investment advisory fee (Note 2)                       $ 37,316
  Accounting, custody, and transfer agent fees             87,846
  Legal and audit services                                 29,936
  Registration fees                                         5,445
  Insurance expense                                         3,600
  Trustees' fees and expenses (Note 2)                      2,044
  Miscellaneous                                             6,755
                                                         --------
    Total expenses                                        172,942

Deduct:
  Waiver of investment advisory fee (Note 2)              (37,316)
  Reimbursement of Fund operating expenses (Note 2)      (113,236)
                                                         --------
    Total expense deductions                             (150,552)
                                                         --------
      Net expenses                                                     22,390
                                                                   ----------
        Net investment income                                         659,881
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                      171,319
    Foreign currency transactions and forward foreign
     currency exchange contracts                          (40,860)
                                                         --------
      Net realized gain                                               130,459
  Change in unrealized appreciation (depreciation)
    Investment securities                                 182,738
    Written options                                         2,295
    Foreign currency and forward foreign currency
     exchange contracts                                    32,474
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                                 217,507
                                                                   ----------
    Net realized and unrealized gain                                  347,966
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $1,007,847
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD FROM
                                                                              MARCH 26, 2001
                                                                             (COMMENCEMENT OF
                                                            YEAR ENDED        OPERATIONS) TO
                                                         DECEMBER 31, 2002   DECEMBER 31, 2001
                                                         -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   659,881        $    792,938
  Net realized gain (loss)                                      130,459            (284,630)
  Change in net unrealized appreciation (depreciation)          217,507             131,706
                                                            -----------        ------------
  Net increase in net assets from investment operations       1,007,847             640,014
                                                            -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                   (592,613)           (819,404)
  Return of capital                                                  --             (22,262)
                                                            -----------        ------------
  Total distributions to shareholders                          (592,613)           (841,666)
                                                            -----------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           10,547,142          15,171,895
  Value of shares issued to shareholders in payment of
    distributions declared                                      577,427             679,287
  Cost of shares redeemed                                    (7,972,702)        (11,947,137)
                                                            -----------        ------------
  Net increase in net assets from Fund share
    transactions                                              3,151,867           3,904,045
                                                            -----------        ------------
TOTAL INCREASE IN NET ASSETS                                  3,567,101           3,702,393

NET ASSETS
  At beginning of period                                      3,702,393                  --
                                                            -----------        ------------
  At end of period (including distributions in excess
    of net investment income of $13,147 and
    undistributed net investment income of $6,738,
    respectively)                                           $ 7,269,494        $  3,702,393
                                                            ===========        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                          YEAR ENDED          MARCH 26, 2001
                                                         DECEMBER 31,  (COMMENCEMENT OF OPERATIONS)
                                                             2002          TO DECEMBER 31, 2001
                                                         ------------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $17.67                $20.00
                                                            ------                ------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                                   1.59                  1.58
  Net realized and unrealized gain on investments             0.65                  0.10
                                                            ------                ------
Total from investment operations                              2.24                  1.68
                                                            ------                ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (1.52)                (3.90)
  From tax return of capital                                    --                 (0.11)
                                                            ------                ------
Total distributions to shareholders                          (1.52)                (4.01)
                                                            ------                ------
NET ASSET VALUE, END OF YEAR                                $18.39                $17.67
                                                            ======                ======
TOTAL RETURN+++                                              13.20%                 8.94%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                     0.30%                 0.30%+
  Net Investment Income (to average daily net assets)*        8.83%                10.33%+
  Portfolio Turnover                                           421%                  505%++
  Net Assets, End of Year (000's omitted)                   $7,269                $3,702

-----------------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                          $ 1.23                $ 1.34
Ratios (to average daily net assets):
  Expenses                                                    2.31%                 1.82%+
  Net investment income                                       6.82%                 8.81%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++ Total return would have been lower in the absence of fee waiver and expense limitation.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                     PAR        VALUE
SECURITY                                   RATE     MATURITY        VALUE     (NOTE 1A)
----------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.2%

CORPORATE -- 8.6%

FINANCIAL -- 8.6%
Pemex Master Trust 144A                     8.625% 02/01/2022  USD   200,000  $  210,500
Petronas Capital Ltd. 144A                  7.875% 05/22/2022        190,000     204,140
Telefonos de Mexico SA                      8.250% 01/26/2006        195,000     213,525
                                                                              ----------
                                                                                 628,165
                                                                              ----------
Total Corporate (Cost $602,661)                                                  628,165
                                                                              ----------
SOVEREIGN BONDS -- 80.3%
Banco Nacional de Dedenvolvimento
  Economico e Social(a)                    20.369% 06/16/2008        250,000     223,125
Dominican Republic 144A                     9.500% 09/27/2006         55,000      58,506
Government of Malaysia                      7.500% 07/15/2011         70,000      80,161
Government of Poland Step Up Notes PDI      6.000% 10/27/2014         78,263      79,593
Republic of Brazil(a)                       2.625% 04/15/2012        400,000     218,000
Republic of Brazil                          8.875% 04/15/2024        130,000      71,500
Republic of Brazil                         10.125% 05/15/2027        415,000     251,075
Republic of Brazil                         11.000% 08/17/2040        245,000     152,512
Republic of Brazil                         12.000% 04/15/2010        140,000     101,500
Republic of Bulgaria 144A                   8.250% 01/15/2015         82,000      89,585
Republic of Bulgaria IAB PDI(a)             2.688% 07/28/2011         48,500      44,984
Republic of Chile                           5.625% 07/23/2007         75,000      79,085
Republic of Colombia                        7.625% 02/15/2007        110,000     106,425
Republic of Colombia                        9.750% 04/23/2009        160,000     164,800
Republic of Colombia                       10.000% 01/23/2012         70,000      70,700
Republic of Ecuador 144A                   12.000% 11/15/2012         30,000      16,800
Republic of Ecuador 144A Step Up Notes      5.000% 08/15/2030        190,000      78,850
Republic of El Salvador                     7.750% 01/24/2023         90,000      89,550
Republic of Panama                          8.875% 09/30/2027         75,000      74,250
Republic of Panama                          9.625% 02/08/2011         55,000      60,087
Republic of Peru FLIRB(a)                   4.000% 03/07/2017        260,000     184,600
Republic of Peru PDI(a)                     4.500% 03/07/2017        132,300     103,194
Republic of Philippines                     9.375% 01/18/2017        145,000     149,713
Republic of Philippines                    10.625% 03/16/2025         80,000      82,600
Republic of South Africa                    8.500% 06/23/2017         15,000      16,988
Republic of South Africa                    9.125% 05/19/2009        185,000     220,613
Republic of Turkey                         11.375% 11/27/2006         80,000      87,200
Republic of Turkey                         11.875% 01/15/2030         45,000      47,250
Republic of Turkey                         12.375% 06/15/2009         70,000      76,300
Republic of Venezuela                       9.250% 09/15/2027        315,000     214,200
Republic of Venezuela(a)                    2.313% 12/18/2007        119,045      91,367
Russian Federation                          5.000% 03/31/2030      1,100,000     873,125
Russian Federation                          8.250% 03/31/2010         80,000      84,600
Russian Federation                          8.750% 07/24/2005        260,000     281,775
Russian Federation                         11.000% 07/24/2018        135,000     161,663
Russian Federation                         12.750% 06/24/2028        110,000     145,750
Ukraine Government Senior Notes            11.000% 03/15/2007         71,400      73,542
United Mexican States                       8.300% 08/15/2031        340,000     358,700

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                       PAR        VALUE
SECURITY                                   RATE     MATURITY          VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
United Mexican States                       9.875% 01/15/2007  USD      30,000  $   35,925
United Mexican States                       9.875% 02/01/2010          355,000     433,100
                                                                                ----------
Total Sovereign Bonds (Cost $5,568,321)                                          5,833,293
                                                                                ----------
U.S. TREASURY OBLIGATIONS -- 2.8%

TREASURY NOTES -- 2.8%
U.S. Treasury Note                          4.000% 11/15/2012          200,000     202,828
                                                                                ----------
Total U.S. Treasury Obligations
 (Cost $202,288)                                                                   202,828
                                                                                ----------
FOREIGN DENOMINATED -- 2.5%

FRANCE -- 0.3%
Ivory Coast FLIRB*                          2.000% 03/29/2018  FRF   1,245,000      22,896
                                                                                ----------
JAPAN -- 2.2%
Republic of Algeria(a)                      0.938% 03/04/2010  JPY  22,119,388     161,109
                                                                                ----------
Total Foreign Denominated (Cost $183,557)                                          184,005
                                                                                ----------
TOTAL BONDS AND NOTES (COST $6,556,827)                                          6,848,291
                                                                                ----------

                                                                    CONTRACT
                                                                      SIZE
                                                                    --------
PURCHASED OPTIONS -- 0.8%
USD Put/BRL Call, Strike Price 0.57, 01/06/03
  (USD)                                                                4,500      51,257
USD Put/BRL Call, Strike Price 0.66,
  01/21/2003 (USD)                                                     3,000       6,650
                                                                              ----------
TOTAL PURCHASED OPTIONS (COST $29,277)                                            57,907
                                                                              ----------

                                                                     SHARES
                                                                    --------
WARRANTS -- 0.0%

GOVERNMENT BACKED -- 0.0%
United Mexican States Series B, 6/30/2004
  (USD)                                                              250,000         750
United Mexican States Series E, 6/30/2007
  (USD)                                                              250,000           0
United Mexican States, 6/30/2005 (USD)                               250,000          75
United Mexican States, 6/30/2006 (USD)                               250,000          75
                                                                              ----------
                                                                                     900
                                                                              ----------
TOTAL WARRANTS (COST $0)                                                             900
                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                        PAR
                                                                       VALUE/     VALUE
SECURITY                                        RATE       MATURITY    SHARES   (NOTE 1A)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%

CASH EQUIVALENTS -- 1.2%
American Express Centurion Bank Eurodollar
  Time Deposit(b)                                1.380%   01/27/2003  $ 12,446  $   12,446
Bank of Montreal Eurodollar Time Deposit(b)      1.320%   01/30/2003     8,794       8,794
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(b)                                                   15,557      15,557
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of $16,802,
  collateralized by a corporate obligation
  with a rate of 8.0%, a maturity date of
  02/01/13 and a market value of $17,137.(b)     1.363%   01/02/2003    16,801      16,801
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $16,802, collateralized
  by corporate obligations with rates ranging
  from 0.00% to 8.88%, maturity dates ranging
  from 05/23/03 to 12/01/36, and a market
  value of $17,137.(b)                           1.353%   01/02/2003    16,801      16,801
Royal Bank of Scotland Eurodollar Time
  Deposit(b)                                     1.310%   01/17/2003    16,801      16,801
                                                                                ----------
                                                                                    87,200
                                                                                ----------
TOTAL SHORT-TERM INVESTMENTS (COST $87,200)                                         87,200
                                                                                ----------

TOTAL INVESTMENTS -- 96.2% (COST $6,673,304)                                    $6,994,298

OTHER ASSETS, LESS LIABILITIES -- 3.8%                                             275,196
                                                                                ----------
NET ASSETS -- 100.0%                                                            $7,269,494
                                                                                ==========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
BRL - Brazilian Real
FLIRB - Front Loaded Interest Reduction Bond
FRF - French Franc
IAB - Interest Arrears Bonds
JPY - Japanese Yen
PDI - Past Due Interest Bonds
Step Up - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity.

USD - United States Dollar

(a)  Variable Rate Security; rate indicated is as of 12/31/02.
(b)  Represents investments of security lending collateral (Note 7).
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
TOP TEN COUNTRIES                                              NET ASSETS
---------------------------------------------------------------------------
Russia                                                                21.3%
Brazil                                                                14.8%
Mexico                                                                11.4%
United States of America                                               9.5%
Colombia                                                               4.7%
Venezuela                                                              4.2%
Peru                                                                   4.0%
Malaysia                                                               3.9%
South Africa                                                           3.3%
Philippines                                                            3.2%

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Opportunistic Emerging Markets Debt Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to generate a high total return through a combination of capital appreciation and income, by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by governments, companies and banks of emerging markets, as well as preferred stocks, warrants and tax-exempt bonds.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $37,316 of its investment advisory fee and reimbursed the Fund for $113,236 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were as follows:

                                                        PURCHASES      SALES
                                                       -----------  -----------

      U.S. Government Securities                       $ 1,658,949  $ 1,473,936
                                                       ===========  ===========
      Investments (non-U.S.Government Securities)      $30,025,460  $26,767,637
                                                       ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                         FOR THE PERIOD
                                                                                         MARCH 26, 2001
                                                                                        (COMMENCEMENT OF
                                                                    YEAR ENDED             OPERATIONS)
                                                                DECEMBER 31, 2002     TO DECEMBER 31, 2001
                                                               --------------------   --------------------
      Shares sold                                                        583,270                 759,542
      Shares issued to shareholders in payment of
        distributions declared                                            32,307                  37,207
      Shares redeemed                                                   (429,880)               (587,177)
                                                                  --------------        ----------------
      Net increase                                                       185,697                 209,572
                                                                  ==============        ================

      At December 31, 2002, three shareholders held of record approximately 43%, 27% and 14% of the total outstanding shares of the Fund.

      All of the Fund's shares are beneficially owned by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

      On March 26, 2001, the Fund commenced operations by issuing 411,402 shares for an initial contribution of securities in kind, with a market value of $8,228,047.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                       $ 326,822
      Unrealized depreciation                                         (61,601)
                                                                    ---------
      Net unrealized appreciation/depreciation                        265,221
      Undistributed ordinary income                                         0
      Capital loss carry-forward                                      (28,028)
                                                                    ---------
      Total distributable earnings                                  $(237,193)
                                                                    =========
      Cost for federal income tax purposes                          $6,729,077

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover is $28,028, which will expire on December 31, 2010. The Fund elected to defer to its fiscal year ending December 31, 2003 $14,021 of losses recognized during the period November 1, 2002 to December 31, 2002.

      The tax character of distributions paid during 2002 were as follows:

                                                                        AMOUNT
                                                                       --------
         Distributions paid from:
           Ordinary income                                             $592,613

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      A summary of the written put options for the year ended December 31, 2002 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                            NUMBER OF CONTRACTS         PREMIUMS
                                                   ------                ------

      Outstanding, beginning of period                  0                $   --
      Options written                                   1                 5,535
                                                   ------                ------
      Outstanding, end of period                        1                $5,535
                                                   ======                ======

      At December 31, 2002, the Fund held the following written put option contracts:

      SECURITY
      --------------------------------------------------------------------------
                                                              CONTRACTS    VALUE
                                                              ---------    -----
      Russia 5.00% Put, Strike Price 79.44, 01/16/03                1     $4,320
                                                                          ------
      Total (premiums received $5,535)                                    $4,320
                                                                          ======

      A summary of the written call options for the year ended December 31, 2002 is as follows:

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                                 NUMBER OF CONTRACTS  PREMIUMS
                                                 -------------------  --------
      Outstanding, beginning of period                    0            $   --
      Options written                                     1             4,140
                                                     ------            ------
      Outstanding, end of period                          1            $4,140
                                                     ======            ======

      At December 31, 2002, the Fund held the following written call option contracts:

      SECURITY
      --------------------------------------------------------------------------
                                                              CONTRACTS   VALUE
                                                              ---------   -----
      Russia 5.00% Call, Strike Price 79.44, 01/16/03               1     $3,060
                                                                -----     ------
      Total (premiums received $4,140)                                    $3,060
                                                                          ======

      At December 31, 2002, the Fund had segregated sufficient securities for open written options contracts.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Fund held the following forward foreign currency or cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                 LOCAL PRINCIPAL    CONTRACT        MARKET        AGGREGATE     UNREALIZED
      CONTRACTS TO DELIVER           AMOUNT        VALUE DATE        VALUE       FACE AMOUNT       LOSS
      -----------------------------------------------------------------------------------------------------
      Euro                              43,000     03/19/2003    $      44,930  $    43,226    $     (1,704)
      Japanese Yen                   8,880,000     03/19/2003           74,985       72,163          (2,822)
                                                                 -------------  -------------  ------------
      TOTAL                                                      $     119,915  $   115,389    $     (4,526)
                                                                 =============  =============  ============

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                 MARKET           IN EXCHANGE         MARKET
      CONTRACTS TO DELIVER        VALUE               FOR              VALUE
      --------------------------------------------------------------------------
      Euro                    $     214,944     Slovakia Koruna    $     216,511
                              -------------                        -------------
      TOTAL                   $     214,944                        $     216,511
                              =============                        =============

                                                 CONTRACT   UNREALIZED
      CONTRACTS TO DELIVER                      VALUE DATE     GAIN
      -----------------------------------------------------------------
      Euro                                      04/24/2003  $     1,567
                                                            -----------
      TOTAL                                                 $     1,567
                                                            ===========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the year ended December 31, 2002.

(7)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund loaned securities having a market value of $85,056. The Fund received cash collateral of $87,200 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Fund entered into no such transactions during the year ended December 31, 2002.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Opportunistic Emerging Markets Debt Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Opportunistic Emerging Markets Debt Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                              NUMBER OF
                                                                         PRINCIPAL          PORTFOLIOS IN          OTHER
          NAME,                                 TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)      AND LENGTH OF           DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH          HELD WITH TRUST     TIME SERVED              5 YEARS              TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH OPPORTUNISTIC HIGH YIELD BOND FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                   Standish Opportunistic High Yield Bond Fund
                       Management Discussion and Analysis
                                  December 2002

The Standish Opportunistic High Yield Bond Fund had a return of 6.07% for the year in 2002. This compares to a return of -1.41% for the benchmark Lehman High Yield Index. The negative return for the high yield asset class in 2002 extended a string of three consecutive years that the asset class under-performed other higher-quality fixed income asset categories. Although performance of high yield was relatively weak, 2002 saw substantial amounts of new money committed to the market with over $13 billion being allocated to high yield mutual funds. The inflow was over twice the size of the $6.1 billion allocated to high yield mutual funds in 2001. The majority of 2002's inflows occurred during the last 4 months of the year.

The high yield asset class's returns exhibited a seasonal pattern that has been observed quite consistently over the past several years. The high yield market had strong returns in Q1 and Q4 and severely underperformed in Q2 and Q3. Further, the volatility of monthly returns was high as the -7.74% return in the month of June was the worst month in the history of the Index while the +6.25% return in November was the third best.

Several factors contributed to the significant underperformance of the high yield asset class in Q2 and Q3. First, the Moody Issuer Default Rate remained over 10% for the first eight months of the year. In addition, the Moody Dollar Weighted Default Rate peaked in August at an all-time high of 18.38%. The price of defaulted securities deteriorated to $24.5, well below the $42 historical average. These factors resulted in significant principal loss within the high yield indices. Second, investor confidence was damaged as additional corporate frauds were exposed at both Adelphia and WorldCom. Meanwhile, Moody's downgrades outnumbered upgrades 7 to 1 in the fourth quarter. As a result, approximately $150mm of high-grade securities were downgraded to high yield. Each of these factors resulted in investors demanding higher risk premiums.

The rally in Q4 was fueled by a small initial decrease in the default rate and the expectation of further meaningful declines along with stabilization in the equity markets and perhaps most importantly: significant fund flows into the high yield asset class.

On a quality basis, B's returned 1.07% in 2002 which outperformed the return of BB's, -1.8%, and CCC's, -9.92%. The performance of BB's was hurt by the poor performance of "Fallen-Angels" with WorldCom being the most significant detractor. The poor showing by CCC rated issuers was the result of large defaults in the Telecommunications sector. The Fund's focus on B and BB rated securities had a positive impact in this environment.

Sector returns were bifurcated in 2002. Gaming, Aerospace, Capital Goods, Lodging and Retailers all produced mid to high teens absolute returns. Meanwhile, the Cable, Wireline-Telecommunications, Airline and Electric Utility sectors produced negative returns greater than -10%. The Fund benefited from overweight positions in Gaming Lodging, Healthcare, and Environmental. In addition, the overweight in Cable was focused on higher rated issuers; therefore, the Fund experienced limited losses associated with Adelphia and Charter.

The Fund also benefited from positive event risk as two of the largest holdings in the Fund, GS Escrow and Anchor Gaming, were acquired and the debt was tendered for by the new entity. The performance of the Fund was negatively impacted by holdings of both AES and Calpine. Both securities experienced significant price depreciation as a result of the well-publicized problems in the utility sector.

Sector Allocation Strategy

Two significant portfolio shifts took place in 2002. In the third quarter, we increased our allocation to BBB rated securities due to a significant dislocation between high yield and high-grade securities. We were able to purchase BBB companies - AT&T Wireless, Cox, Comcast, Nisource, and Xcel Energy-at spreads between 400bps and 900bps, much cheaper than comparable high yield securities. In addition, we increased our exposure to the Utility sector in both Q3 and Q4 as valuations became extremely cheap. We were able to purchase securities issued at the various operating subsidiaries at yields between 8% and 12%. Examples include: Consumers Energy, Panhandle Pipeline, IPALCO, and Southern Natural Pipeline.

2003 Outlook

Despite the fourth quarter's strong performance, the high yield asset class continues to offer attractive prospective returns, particularly relative to other fixed income asset classes due to its relatively high yield and declining default rate. This basic value opportunity has continued to sponsor interest from many types of investors hungry to increase fixed income and general portfolio returns without increasing or establishing new exposure to the equity market. Aside from the seemingly obvious need for some sort of pause to the 2 1/2 month high yield rally, the risks to the asset class include: further volatility in the equity markets, an extended conflict in either Iraq or North Korea, or further deterioration in the recovery rate of defaulted securities.

/s/ Michael Tucker                      /s/ Johnathan Uhrig

Michael Tucker                          Johnathan Uhrig

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                   Standish Opportunistic High Yield Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Opportunistic High Yield Fund and the Lehman High Yield Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                        Standish         Lehman
                     Opportunistic     High Yield
                    High Yield Fund      Index

                         100000         100000
                          98200          98755
                          98700         100533
                          95149          97714
                          96368          99152
                          96826         100322
                          91485          93579
                          94274          95894
                          97890          99392
                          97089          98987
                          97802          99676
                          97149          98285
                          98698         100650
                          99665         102219
                          99605         101691
                          96486          94194
                          95008          90079
                          96979          92647
                          96901          91431
                          97277          90634
                         101608          96247
                         102988          97593

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)

                              Since Inception
         1 Year                 04/02/2001
         ------                 ----------

         6.07%                     1.70%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                          STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $3,595,327 (Note 7))
    (identified cost, $41,828,696)                                  $41,762,044
  Cash                                                                  213,046
  Interest and dividends receivable                                     873,676
  Prepaid expenses                                                        4,518
                                                                    -----------
    Total assets                                                     42,853,284

LIABILITIES
  Payable for closed forward foreign currency exchange
    contracts (Note 6)                                   $   3,604
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                             47,204
  Distributions payable                                     39,071
  Payable for open swap contracts (Note 6)                  18,100
  Payable upon return of securities loaned (Note 7)      3,686,760
  Accrued accounting, custody and transfer agent fees        7,823
  Accrued trustees' fees and expenses (Note 2)               1,973
  Accrued expenses and other liabilities                    16,781
                                                         ---------
    Total liabilities                                                 3,821,316
                                                                    -----------
NET ASSETS                                                          $39,031,968
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $59,207,383
  Accumulated net realized loss                                     (19,999,453)
  Distributions in excess of net investment income                      (42,241)
  Net unrealized depreciation                                          (133,721)
                                                                    -----------
TOTAL NET ASSETS                                                    $39,031,968
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,483,655
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     15.72
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $5,316 (Note 7))                                              $4,017,283
  Dividend income                                                       225,231
                                                                     ----------
    Total investment income                                           4,242,514

EXPENSES
  Investment advisory fee (Note 2)                       $  191,078
  Accounting, custody, and transfer agent fees               86,418
  Legal and audit services                                   35,393
  Registration fees                                          10,999
  Insurance expense                                          10,094
  Trustees' fees and expenses (Note 2)                        6,327
  Miscellaneous                                               9,888
                                                         ----------
      Total expenses                                        350,197

Deduct:
  Waiver of investment advisory fee (Note 2)               (191,078)
  Reimbursement of Fund operating expenses (Note 2)        (111,347)
                                                         ----------
    Total expense deductions                               (302,425)
                                                         ----------
      Net expenses                                                       47,772
                                                                     ----------
        Net investment income                                         4,194,742
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                     (1,833,742)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (194,280)
                                                         ----------
      Net realized loss                                              (2,028,022)
  Change in unrealized appreciation (depreciation)
    Investment securities                                   291,640
    Swap contracts                                          (18,100)
    Foreign currency and forward foreign currency
      exchange contracts                                    (51,356)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                  222,184
                                                                     ----------
    Net realized and unrealized loss                                 (1,805,838)
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $2,388,904
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD FROM
                                                                               APRIL 2, 2001
                                                                             (COMMENCEMENT OF
                                                            YEAR ENDED        OPERATIONS) TO
                                                         DECEMBER 31, 2002   DECEMBER 31, 2001
                                                         -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  4,194,742        $  11,270,395
  Net realized loss                                          (2,028,022)         (17,426,096)
  Change in net unrealized appreciation (depreciation)          222,184             (355,905)
                                                           ------------        -------------
  Net increase (decrease) in net assets from investment
    operations                                                2,388,904           (6,511,606)
                                                           ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                 (4,225,040)         (11,928,182)
  Return of capital                                             (19,173)            (299,702)
                                                           ------------        -------------
  Total distributions to shareholders                        (4,244,213)         (12,227,884)
                                                           ------------        -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           25,641,775          227,918,170
  Value of shares issued to shareholders in payment of
    distributions declared                                    4,167,850            9,595,084
  Cost of shares redeemed                                   (35,115,590)        (172,580,522)
                                                           ------------        -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                             (5,305,965)          64,932,732
                                                           ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (7,161,274)          46,193,242

NET ASSETS
  At beginning of period                                     46,193,242                   --
                                                           ------------        -------------
  At end of period (including distributions in excess
    of net investment income of $42,241 and $0)            $ 39,031,968        $  46,193,242
                                                           ============        =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                          YEAR ENDED          APRIL 2, 2001
                                                         DECEMBER 31,  (COMMENCEMENT OF OPERATIONS)
                                                             2002          TO DECEMBER 31, 2001
                                                         ------------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 16.36               $ 20.00
                                                           -------               -------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                                   1.41                  1.34
  Net realized and unrealized loss on investments            (0.46)                (1.93)
                                                           -------               -------
Total from investment operations                              0.95                 (0.59)
                                                           -------               -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (1.58)                (2.98)
  From tax return of capital                                 (0.01)                (0.07)
                                                           -------               -------
Total distributions to shareholders                          (1.59)                (3.05)
                                                           -------               -------
NET ASSET VALUE, END OF YEAR                               $ 15.72               $ 16.36
                                                           =======               =======
TOTAL RETURN+++                                               6.07%                (2.91)%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                     0.10%                 0.10%+
  Net Investment Income (to average daily net assets)*        8.78%                 9.46%+
  Portfolio Turnover                                           121%                  191%++
  Net Assets, End of Year (000's omitted)                  $39,032               $46,193

-----------------
*    For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(1)                         $  1.31               $  1.28
Ratios (to average daily net assets):
  Expenses                                                    0.73%                 0.54%+
  Net investment income                                       8.15%                 9.02%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++ Total return would have been lower in the absence of fee waivers and expense limitations.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR       VALUE
SECURITY                                   RATE        MATURITY          VALUE    (NOTE 1A)
--------------------------------------------------------------------------------------------
BONDS AND NOTES -- 95.1%
CONVERTIBLE CORPORATE BONDS -- 2.4%
Davita, Inc.                                7.000%    05/15/2009  USD   200,000  $   198,404
Echostar DBS Corp.                          4.875%    01/01/2007        200,000      171,000
Lamar Advertising Co.                       5.250%    09/15/2006        175,000      177,777
Omnicare, Inc.                              5.000%    12/01/2007        275,000      262,213
Royal Caribbean Cruises Step Up Notes(a)    0.000%    05/18/2021        225,000       92,976
Xcel Energy, Inc. 144A                      7.500%    11/21/2007         40,000       47,089
                                                                                 -----------
Total Convertible Corporate Bonds
 (Cost $935,911)                                                                     949,459
                                                                                 -----------
CORPORATE -- 78.5%

BASIC INDUSTRY -- 11.5%
Burns Philp & Capital Property Ltd. 144A
  Senior Sub Notes                          9.750%    07/15/2012        350,000      336,000
Corn Products International, Inc. Senior
  Notes                                     8.250%    07/15/2007        150,000      152,916
CSC Holdings, Inc.                          7.875%    12/15/2007        300,000      289,500
CSC Holdings, Inc. Senior Notes             8.125%    07/15/2009        450,000      434,250
Earle M. Jorgensen Co.                      9.750%    06/01/2012        100,000      102,000
Equistar Chemical                          10.125%    09/01/2008        125,000      113,750
Great Lakes Dredge & Dock Co.              11.250%    08/15/2008        325,000      338,000
Huntsman International LLC                  9.875%    03/01/2009        250,000      251,250
MC Global, Inc.                            10.875%    06/01/2008        300,000      325,500
Kansas City Southern                        7.500%    06/15/2009        100,000      105,000
National Waterworks, Inc. 144A Senior
  Sub Notes                                10.500%    12/01/2012         55,000       57,750
Pinnacle Partners 144A Senior Notes         8.830%    08/15/2004        950,000      874,000
Pioneer Natural Resources Co.               7.500%    04/15/2012         75,000       79,125
Pioneer Natural Resources Co. Senior
  Notes                                     8.250%    08/15/2007        125,000      133,750
Resolution Performance Products 144A
  Senior Sub Notes                         13.500%    11/15/2010        150,000      159,750
Steel Dynamics, Inc.                        9.500%    03/15/2009        300,000      315,000
Williams Cos., Inc.                         7.125%    09/01/2011        200,000      131,000
Williams Cos., Inc.                         7.625%    07/15/2019        225,000      139,500
Witco Corp.                                 6.125%    02/01/2006        175,000      165,955
                                                                                 -----------
                                                                                   4,503,996
                                                                                 -----------
CAPITAL GOODS -- 6.6%
Alliant Techsystems, Inc.                   8.500%    05/15/2011        325,000      351,000
Allied Waste Industries 144A Notes         10.000%    08/01/2009        175,000      174,125
Allied Waste Industries Series B            8.500%    12/01/2008        400,000      402,000
Allied Waste Industries, Inc.               7.400%    09/15/2035        200,000      156,000
K&F Industries, Inc. 144A Senior Sub
  Notes                                     9.625%    12/15/2010         65,000       66,300
NVR Inc. Senior Notes                       8.000%    06/01/2005        400,000      414,000
Smurfit-Stone Container Corp. 144A
  Senior Notes                              8.250%    10/01/2012        150,000      153,750
SPX Corp. Senior Notes                      7.500%    01/01/2013        450,000      455,625
Stone Container Corp. Senior Notes          8.375%    07/01/2012        375,000      384,375
                                                                                 -----------
                                                                                   2,557,175
                                                                                 -----------
COMMUNICATIONS -- 3.7%
AT&T Wireless Services, Inc. Senior
  Notes                                     7.875%    03/01/2011        200,000      200,000
Block Communications, Inc.                  9.250%    04/15/2009        600,000      615,000

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
-------------------------------------------------------------------

                                                                          PAR       VALUE
SECURITY                                   RATE        MATURITY          VALUE    (NOTE 1A)
--------------------------------------------------------------------------------------------
COMMUNICATIONS (CONTINUED)
Salem Communciations Corp., Senior Sub
  Notes                                     7.750%    12/15/2010  USD   425,000  $   425,000
Sprint Capital Corp.                        8.375%    03/15/2012        225,000      223,875
                                                                                 -----------
                                                                                   1,463,875
                                                                                 -----------
CONSUMER CYCLICAL -- 22.8%
American Media Operations                  10.250%    05/01/2009        125,000      129,375
Ameristar Casinos, Inc.                    10.750%    02/15/2009        500,000      545,000
Argosy Gaming Co.                          10.750%    06/01/2009        630,000      693,000
Charter Communications Holdings LLC
  Senior Notes                             10.750%    10/01/2009         25,000       11,250
Charter Communications Holdings LLC
  Senior Step Up Notes(a)                   0.000%    01/15/2010        300,000       90,000
Chumash Casino & Resort 144A Senior
  Notes                                     9.000%    07/15/2010        325,000      342,875
Continental Cablevision                     8.875%    09/15/2005        200,000      218,794
Continental Cablevision Senior Notes        8.300%    05/15/2006        200,000      218,772
D.R. Horton, Inc.                          10.500%    04/01/2005        200,000      212,000
Echostar DBS Corp. Senior Notes             9.125%    01/15/2009        300,000      313,500
Entercom Communications Corp.               7.625%    03/01/2014         50,000       52,500
Entravision Communications Corp.            8.125%    03/15/2009        100,000      104,000
Hollywood Casino Corp.                     11.250%    05/01/2007        375,000      406,875
Horseshoe Gaming Holding Corp.              8.625%    05/15/2009        300,000      316,500
Host Marriott LP Senior Notes               8.375%    02/15/2006        400,000      396,000
Isle of Capri Casinos                       8.750%    04/15/2009        220,000      224,950
John Q Hamons Hotels, Inc. Series B         8.875%    05/15/2012        360,000      362,700
Lamar Media Corp.                           8.625%    09/15/2007        338,000      351,520
Mohegan Tribal Gaming Authority Senior
  Notes                                     8.375%    07/01/2011        350,000      368,375
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                 8.125%    01/01/2006        900,000      942,750
Panavision, Inc. Step Up Sub Notes(a)       9.625%    02/01/2006        530,000      185,500
Radio One, Inc. Series B                    8.875%    07/01/2011         75,000       80,437
Regal Cinemas, Inc. Series B                9.375%    02/01/2012        400,000      425,000
Russell Corp.                               9.250%    05/01/2010        125,000      134,687
Scotts Company                              8.625%    01/15/2009        325,000      338,000
Six Flags, Inc. Senior Notes                9.500%    02/01/2009        350,000      336,875
Six Flags, Inc. Senior Notes                9.750%    06/15/2007        100,000       97,500
Speedway Motorsports                        8.500%    08/15/2007        425,000      444,125
Station Casinos, Inc.                       8.375%    02/15/2008         65,000       68,900
TCI Communications, Inc. Senior Notes       6.875%    02/15/2006        115,000      120,750
Turning Stone Casino Resort Enterprise      9.125%    12/15/2010        120,000      123,000
Univision Communications, Inc.              7.850%    07/15/2011        200,000      227,069
                                                                                 -----------
                                                                                   8,882,579
                                                                                 -----------
CONSUMER NONCYCLICAL -- 13.9%
Amerisourcebergen Corp. Senior Notes        8.125%    09/01/2008        230,000      246,100
Ball Corp.                                  7.750%    08/01/2006        275,000      289,437
Ball Corp. Senior Notes 144A                6.875%    12/15/2012         55,000       55,275
Chattem, Inc.                               8.875%    04/01/2008        330,000      339,900
Columbia/HCA Healthcare                     8.360%    04/15/2024        275,000      299,750
Conmed Corp. Notes                          9.000%    03/15/2008        300,000      312,000
Constellation Brands, Inc. Series B         8.125%    01/15/2012        200,000      207,000
Del Monte Corp. 144A Senior Sub Notes       8.625%    12/15/2012        500,000      510,000
Elizabeth Arden, Inc.                      11.750%    02/01/2011        125,000      128,125
HCA - The Healthcare Co. Senior Notes       7.875%    02/01/2011        700,000      779,923

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
-------------------------------------------------------------------

                                                                          PAR       VALUE
SECURITY                                   RATE        MATURITY          VALUE    (NOTE 1A)
--------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (CONTINUED)
Ingles Markets, Inc.                        8.875%    12/01/2011  USD   300,000  $   280,500
Marsh Supermarket, Inc. Series B            8.875%    08/01/2007        300,000      267,000
Pathmark Stores                             8.750%    02/01/2012        140,000      127,400
Stater Brothers Holdings Senior Notes      10.750%    08/15/2006        645,000      657,900
Tenet Healthcare Corp. Senior Notes         6.500%    06/01/2012        285,000      255,075
Tricon Global Restaurant, Inc. Senior
  Notes                                     7.650%    05/15/2008        590,000      619,500
Tricon Global Restaurant, Inc. Senior
  Notes                                     8.500%    04/15/2006         55,000       58,850
                                                                                 -----------
                                                                                   5,433,735
                                                                                 -----------
ENERGY -- 9.6%
Amerigas Partners Senior Notes              8.875%    05/20/2011        200,000      208,000
Calpine Corp. Senior Notes                  8.500%    02/15/2011        300,000      133,500
Chesapeake Energy Corp.                     8.125%    04/01/2011         30,000       31,050
Chesapeake Energy Corp.                     8.375%    11/01/2008        300,000      311,250
CMS Energy Corp. Senior Notes               8.500%    04/15/2011        500,000      425,000
CMS Panhandle Holding Co. Senior Notes      6.125%    03/15/2004        275,000      266,750
Coastal Corp.                               7.750%    06/15/2010        145,000      114,550
Coastal Corp.                               9.625%    05/15/2012        140,000      113,400
Consumers Energy                            6.250%    09/15/2006        225,000      219,937
El Paso Energy Partners                     8.500%    06/01/2011        210,000      193,200
Lyondell Chemical Co. Series A              9.625%    05/01/2007        255,000      244,163
Newfield Exploration Co. Senior Sub
  Notes                                     8.375%    08/15/2012        200,000      211,000
Pogo Producing Co. 144A                     8.250%    04/15/2011         75,000       78,750
Swift Energy Co. Senior Sub Notes           9.375%    05/01/2012        100,000       97,000
Transcontinental Gas Pipeline Corp. 144A    8.875%    07/15/2012        200,000      200,000
Vintage Petroleum, Inc. Senior Sub Notes    7.875%    05/15/2011        175,000      170,625
Waste Management, Inc. Senior Notes         7.375%    08/01/2010        175,000      191,753
Westar Energy, Inc.                         7.875%    05/01/2007        150,000      150,000
Xcel Energy, Inc. Senior Notes              7.000%    12/01/2010        200,000      170,000
XTO Energy, Inc. Senior Notes               7.500%    04/15/2012        200,000      212,000
                                                                                 -----------
                                                                                   3,741,928
                                                                                 -----------
FINANCIAL -- 3.7%
Crescent Real Estate Equity REIT Senior
  Notes                                     9.250%    04/15/2009        200,000      209,262
Felcor Lodging LP REIT                      9.500%    09/15/2008        250,000      252,500
Meristar Hospitality Corp. REIT            10.500%    06/15/2009        350,000      322,000
RFS Partnership LP REIT                     9.750%    03/01/2012        210,000      214,200
RH Donnelley Finance Corp. I 144A Senior
  Notes                                     8.875%    12/15/2010        140,000      149,800
RH Donnelley Finance Corp. I 144A Senior
  Sub Notes                                10.875%    12/15/2012        260,000      283,400
                                                                                 -----------
                                                                                   1,431,162
                                                                                 -----------
PUBLIC UTILITY -- 6.2%
AES Corp. 144A                             10.000%    07/15/2005        360,000      345,600
AES Corp. Senior Notes                      8.875%    02/15/2011        660,000      382,800
Ipalco Enterprises, Inc.                    8.375%    11/14/2008        155,000      137,950
Northern States Power Co.                   7.125%    07/01/2025         50,000       49,560
Northern States Power Co. 144A              8.000%    08/28/2012        375,000      422,418

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
-------------------------------------------------------------------

                                                                         PAR       VALUE
SECURITY                                     RATE     MATURITY          VALUE    (NOTE 1A)
--------------------------------------------------------------------------------------------
PUBLIC UTILITY (CONTINUED)
Northwest Pipeline Corp.                    6.625%    12/01/2007  USD   375,000  $   345,000
Southern National Gas Co.                   7.350%    02/15/2031        900,000      747,000
                                                                                 -----------
                                                                                   2,430,328
                                                                                 -----------
TECHNOLOGY -- 0.5%
L-3 Communications Corp. 144A Senior Sub
  Notes                                     7.625%    06/15/2012        200,000      207,000
                                                                                 -----------
Total Corporate (Cost $30,567,552)                                                30,651,778
                                                                                 -----------
YANKEE BONDS -- 9.1%
Biovail Corp. Senior Sub Notes              7.875%    04/01/2010        205,000      205,000
British Sky Broadcasting                    6.875%    02/23/2009        500,000      518,370
Colt Telecom Group PLC Senior Step Up
  Notes(a)                                 12.000%    12/15/2006        155,000      103,850
Corus Entertainment, Inc. Senior Sub
  Notes                                     8.750%    03/01/2012        225,000      238,500
GT Group Telecom, Inc. Senior Step Up
  Notes{*}(a)                               0.000%    02/01/2010        900,000           90
MDP Acquisitions PLC 144A Senior Notes      9.625%    10/01/2012        175,000      182,875
Quebecor Media, Inc. Senior Notes          11.125%    07/15/2011        200,000      184,000
Royal Caribbean Cruises                     7.500%    10/15/2027        200,000      144,000
Royal Caribbean Cruises Senior Notes        7.250%    08/15/2006        275,000      250,250
Royal Caribbean Cruises Senior Notes        8.125%    07/28/2004        375,000      365,625
Royal Caribbean Cruises Senior Notes        8.750%    02/02/2011        115,000      105,225
Telus Corp.                                 8.000%    06/01/2011        600,000      579,000
Tembec Industries, Inc.                     8.500%    02/01/2011        250,000      251,250
Tyco International Group SA                 4.950%    08/01/2003        250,000      245,000
Tyco International Group SA                 6.375%    10/15/2011        200,000      187,000
                                                                                 -----------
Total Yankee Bonds (Cost $3,774,174)                                               3,560,035
                                                                                 -----------
NON-AGENCY -- 0.7%
PASS THRU SECURITIES -- 0.7%
GMAC Commercial Mortgage Securities,
  Inc. 1996-C1 F Non-ERISA                  7.860%    11/15/2006        250,000      263,379
                                                                                 -----------
Total Non-Agency (Cost $249,014)                                                     263,379
                                                                                 -----------
FOREIGN DENOMINATED -- 4.4%
Messer Greisheim Holdings AG Senior
  Notes                                    10.375%    06/01/2011  EUR   375,000      415,011
Sanitec International SA 144A               9.000%    05/15/2012        165,000      162,700
Tyco International Group SA                 4.375%    11/19/2004        500,000      479,918
Tyco International Group SA                 5.500%    11/19/2008        730,000      654,733
                                                                                 -----------
                                                                                   1,712,362
                                                                                 -----------
Total Foreign Denominated (Cost $1,418,330)                                        1,712,362
                                                                                 -----------
TOTAL BONDS AND NOTES (COST $36,944,981)                                          37,137,013
                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.4%

CONVERTIBLE PREFERRED STOCKS -- 2.4%
Equity Office Properties Trust 5.25% CVT
  Pfd REIT                                                     USD    10,000  $   440,000
Ford Motor Co. Capital Trust II 6.50%
  CVT Pfd                                                              3,750      153,188
General Motors Corp. Series B 5.25% CVT
  Pfd                                                                  4,750      109,725
Six Flags, Inc. 7.25% CVT Pfd                                         15,100      234,352
                                                                              -----------
Total Convertible Preferred Stocks
 (Cost $1,109,093)                                                                937,265
                                                                              -----------
TOTAL PREFERRED STOCKS (COST $1,109,093)                                          937,265
                                                                              -----------
WARRANTS -- 0.0%

COMMUNICATIONS -- 0.0%
GT Group Telecom, Inc., 02/01/2010*                                    1,900           19
McLeod USA, Inc., 04/16/2007*                                          3,291          987
                                                                              -----------
                                                                                    1,006
                                                                              -----------
TOTAL WARRANTS (COST $87,862)                                                       1,006
                                                                              -----------

                                                                      PAR
                                                                     VALUE/
                                             RATE      MATURITY      SHARES
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.5%

CASH EQUIVALENTS -- 9.5%
American Express Centurion Bank
  Eurodollar Time Deposit(b)                1.380%    01/27/2003    $526,185      526,185
Bank of Montreal Eurodollar Time
  Deposit(b)                                1.320%    01/30/2003     371,796      371,796
Goldman Sachs Financial Square Funds -
  Prime Obligations Fund(b)                                          657,731      657,731
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of
  $710,403, collateralized by a
  corporate obligation with a rate of
  8.0%, a maturity date of 02/01/13 and
  a market value of $724,557.(b)            1.363%    01/02/2003     710,349      710,349
Merrill Lynch & Co. Repurchase Agreement
  with a maturity value of $710,402,
  collateralized by corporate
  obligations with rates ranging from
  0.00% to 8.88%, maturity dates ranging
  from 05/23/03 to 12/01/36, and a
  market value of $724,557.(b)              1.353%    01/02/2003     710,349      710,349
Royal Bank of Scotland Eurodollar Time
  Deposit(b)                                1.310%    01/17/2003     710,350      710,350
                                                                            -------------
                                                                                3,686,760
                                                                            -------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,686,760)                                  3,686,760
                                                                            -------------

TOTAL INVESTMENTS -- 107.0% (COST $41,828,696)                              $  41,762,044

OTHER ASSETS, LESS LIABILITIES -- (7.0%)                                       (2,730,076)
                                                                            -------------
NET ASSETS -- 100.0%                                                        $  39,031,968
                                                                            =============

The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
EUR - Euro
REIT - Real Estate Investment Trust
USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Represents investments of security lending collateral (Note 7).
{*}  Defaulted security.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Opportunistic High Yield Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation by investing, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, capital loss carryforwards, foreign currency, and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.10% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $191,078 of its investment advisory fee and reimbursed the Fund for $111,347 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were $54,663,074 and $57,610,313, respectively. For the year ended December 31, 2002, the Fund did not purchase or sell any long-term U.S. government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                        FOR THE PERIOD
                                                                                        APRIL 2, 2001
                                                                                       (COMMENCEMENT OF
                                                                    YEAR ENDED          OPERATIONS) TO
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                      1,619,440            11,513,171
      Shares issued to shareholders in payment of
        distributions declared                                           263,456               552,677
      Shares redeemed                                                 (2,223,499)           (9,241,590)
                                                                 ---------------       ---------------
      Net increase (decrease)                                           (340,603)            2,824,258
                                                                 ===============       ===============

      At December 31, 2002, five shareholders held of record approximately 29%, 18%, 16%, 14% and 10% of the total outstanding shares of the Fund. All of the Fund's shares are beneficially owned by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion. Investment activity of these shareholders could have a material impact on the Fund.

      On April 2, 2001, the Fund commenced operations by issuing 8,279,361 shares for an initial contribution of securities in kind, with a market value of $165,587,226.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                      $ 1,349,354
      Unrealized depreciation                                       (1,587,697)
                                                                   -----------
      Net unrealized appreciation/depreciation                        (238,343)
      Accumulated net realized loss                                (19,958,762)
                                                                   -----------
      Total distributable earnings                                 $(20,197,105)
                                                                   ===========
      Cost for federal income tax purposes                         $42,000,387

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $12,655,215 and $7,303,547 which expire on December 31, 2009 and 2010, respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
        Ordinary income                                             $4,225,040
        Return of capital                                               19,173

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the year ended December 31, 2002.

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2002, the Fund held the following forward foreign currency or cross currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL   CONTRACT        MARKET       AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER             AMOUNT       VALUE DATE       VALUE       FACE AMOUNT        LOSS
      -----------------------------------------------------------------------------------------------------
      Euro                            1,270,500     03/19/2003    $  1,327,527   $ 1,280,323     $ (47,204)

      SWAP AGREEMENT

      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements, if any, involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2002, the Fund held the following credit default swap contracts:

           NOTIONAL                                                                       NET UNREALIZED
            AMOUNT        EXPIRATION                                                       APPRECIATION
      FUND/COUNTERPARTY      DATE                        DESCRIPTION                      (DEPRECIATION)
      --------------------------------------------------------------------------------------------------
        1,000,000 USD       7/29/07   Agreement with Goldman Sachs Capital Market, dated     $(18,100)
                                      07/29/02 to pay 0.80% per year times the notional
                                      amount. The Fund receives payment only upon a
                                      default event by Citigroup, Inc., the notional
                                      amount times the difference between the par value
                                      and the then-market value of Citigroup, Inc.,
                                      6.50% due 01/18/11.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund entered into no such transactions during the year ended December 31, 2002.

(7)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund loaned securities having a market value of $3,595,327. The Fund received cash collateral of $3,686,760 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      The Fund entered into no such transactions during the year ended December 31, 2002.

(9)   CONCENTRATION OF RISK:

      The Fund invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Opportunistic High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Opportunistic High Yield Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund
               Management Discussion and Analysis - December 2002

The uncertain and volatile economic and geopolitical environment that emerged in 2001, continued to have a significant impact on financial markets during 2002 For the third consecutive year, fixed income investments performed well as interest rates moved lower, while the equity markets declined in value. Standish Mellon's disciplined approach to investing, driven by independent fundamental research, enabled the Standish Short-Term Asset Reserve (STAR) Fund to achieve strong absolute and relative returns. The Fund generated a total return of 3.14% for the year, which surpassed the iMoneyNet All-Taxable Fund Average return of 1.29%.

The year 2002 began on an optimistic note as much of the economic data in the 1st quarter suggested a period of sustainable economic growth. Although cautious, the Federal Reserve's assessment of the economy grew more upbeat as the quarter progressed and, in March, the Federal Open Market Committee changed their official bias on the balance of risk to the economy from weakness to neutrality. In fact, investors began to contemplate the timing and severity of an eventual tightening of monetary policy. The 2nd quarter brought a complete reversal of sentiment as economic growth slowed, corporate governance and accounting issues were prevalent, global political uncertainty increased, and equity markets began a steep decline. The malaise that developed in the 2nd quarter continued into the 3rd quarter. The Fed acknowledged the deterioration in the economic and market environment during this period and eventually changed their bias back to one of economic weakness at the FOMC meeting in August. After plummeting in early October, the equity markets and the riskier sectors of the fixed income markets finally stabilized. In early November, the Fed provided further support for the improvement in market sentiment with a greater-than-expected 50 basis point decrease in the target overnight Federal Funds rate to 1.25%.

After rising in the 1st quarter, yields across the Treasury yield curve ended the year substantially lower. For the year, yields on 3-month bills fell 53 bp to 1.19% while 2-year notes declined 142 bp in yield to 1.60% as the short-term yield curve flattened. Portfolio duration was generally maintained slightly lower than one year, which is typical for the Fund, throughout the period. This compares with a typical average maturity of about 60 days for the Index. On a relative basis, the Fund was, therefore, able to derive greater benefit from the decline in rates. The flattening of the yield curve also had a positive impact on performance over the course of the year as the Fund held a relatively large investment in securities with longer maturities.

The "spread sectors" of the short-term fixed income market, such as corporate bonds and asset-backed securities, generated mixed performance relative to US Treasuries in 2002. Corporate bonds as a whole underperformed slightly, but there was tremendous dispersion between issuers, maturities, and credit quality. Shorter maturity corporate bonds generally outperformed those with longer maturities. Additionally, while short-term triple-B rated bonds underperformed Treasuries, single-A and higher rated bonds outperformed Treasuries. Asset-backed securities, which are typically very high quality, outperformed Treasuries, with shorter maturities adding the most relative return. Investing in the "spread sectors" is an integral part of our investment strategy in the short-term fixed income markets as these sectors provide a significant yield advantage relative to Treasuries and traditional money market securities. During 2002, the Fund focused its investments in corporate bonds and asset-backed securities and changes were made between sectors and issuers based on relative valuation and the prospect for maximizing total return. Security selection and our allocation to these sectors both had a positive impact on relative performance.

We remain committed to our longstanding investment philosophy of focusing on solid fundamental research and risk control to generate strong relative returns. The benefits were apparent in 2002. As always, we appreciate the continued support of our shareholders.

/s/ David Hertan

David Hertan

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve (STAR) Fund

             Comparison of Change in Value of $100,000 Investment in
                  Standish STAR Fund and iMoneyNet Fund Average

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                    Standish                     iMoney Net
                    STAR Fund                   Fund Average

                     100000                        100000
                     100560                        100710
                     101009                        101365
                     101575                        102135
                     102728                        102901
                     103757                        103704
                     105161                        104461
                     106391                        105223
                     106278                        105970
                     106956                        106723
                     108206                        107470
                     108913                        108179
                     109501                        108904
                     109761                        109623
                     110428                        110269
                     110970                        110986
                     111337                        111685
                     112730                        112411
                     113817                        113120
                     114949                        113855
                     115465                        114584
                     116300                        115282
                     116937                        116009
                     118165                        116705
                     119335                        117417
                     120205                        118109
                     120963                        118688
                     121843                        119305
                     122886                        119878
                     123546                        120441
                     124238                        120983
                     125292                        121540
                     126537                        122099
                     127502                        122624
                     128681                        123151
                     129663                        123632
                     130561                        124114
                     130395                        124548
                     131005                        124922
                     131657                        125322
                     132425                        125698
                     133396                        126075
                     134408                        126428
                     134468                        126782
                     135199                        127111
                     136016                        127416
                     135322                        127722
                     135239                        128016
                     136235                        128323
                     137410                        128631
                     138289                        128901
                     138826                        129198
                     139599                        129482
                     139682                        129767
                     140358                        130052
                     140800                        130338
                     141595                        130625
                     142049                        130913
                     142473                        131214
                     142705                        131502
                     143164                        131805
                     143959                        132108
                     143719                        132385
                     143246                        132703
                     143007                        133035
                     143087                        133421
                     143331                        133821
                     144271                        134249
                     144886                        134706
                     145201                        135164
                     145666                        135664
                     145796                        136179
                     146406                        136738
                     147427                        137340
                     148606                        137916
                     149431                        138564
                     150381                        139202
                     151757                        139856
                     152604                        140485
                     153369                        141145
                     154139                        141781
                     154970                        142390
                     155970                        143017
                     156893                        143632
                     157899                        144264
                     158999                        144884
                     159178                        145435
                     159612                        146016
                     160202                        146586
                     160802                        147114
                     161704                        147687
                     162395                        148293
                     163099                        148901
                     164140                        149496
                     165361                        150109
                     166234                        150710
                     166770                        151328
                     167574                        151948
                     168006                        152510
                     168407                        153136
                     169453                        153764
                     170543                        154409
                     171444                        155042
                     172550                        155709
                     173232                        156379
                     174342                        157020
                     175302                        157679
                     175816                        158326
                     176669                        159007
                     177944                        159690
                     178442                        160313
                     179369                        161002
                     180140                        161663
                     181009                        162342
                     181870                        163030
                     182746                        163731
                     184151                        164435
                     185162                        165109
                     185796                        165769
                     185895                        166449
                     186830                        167098
                     187926                        167733
                     188048                        168286
                     191665                        171355
                     192159                        172006
                     193058                        172677
                     196217                        175561
                     197591                        176281
                     198557                        177074
                     199442                        177868
                    200,351                       178,598
                    201,890                       179,312
                    203,004                       180,227
                    204,254                       181,038
                     205622                        182271
                     205408                        183201
                     207514                        184117
                     208980                        185058
                     211566                        185818
                     212709                        186561
                     214071                        187326
                     212830                        188019
                     213986                        188658
                     214658                        189233
                     216567                        189782
                     217853                        190313
                     219907                        190750
                     221242                        191151
                     221522                        191476
                     221827                        191744
                     222168                        191993
                     222350                        192204
                     221667                        192435
                     222982                        192666
                     223608                        192878
                     224519                        193071
                     225441                        193284
                     226219                        193496
                     227324                        193690
                     227627                        193883
                     227901                        194058
                     228801                        194213

--------------------------------------------------------------------------------
                           Average Annual Total Return
                         (for periods ended 12/31/2002)
                                                                 Since Inception
    1 Year          3 Year           5 Year         10 Year        01/03/1989
    ------          ------           ------         -------        ----------

    3.14%            5.39%           5.31%           5.32%            6.09%
--------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Short-Term Asset Reserve
    Portfolio ("Portfolio"), at value (Note 1A)                   $146,770,289
  Receivable for Fund shares sold                                       25,205
  Prepaid expenses                                                       3,484
                                                                  ------------
    Total assets                                                   146,798,978

LIABILITIES
  Payable for Fund shares redeemed                      $130,891
  Distributions payable                                   33,067
  Accrued accounting, custody and transfer agent fees      3,584
  Accrued trustees' fees and expenses (Note 2)               500
  Accrued expenses and other liabilities                  11,269
                                                         -------
    Total liabilities                                                  179,311
                                                                  ------------
NET ASSETS                                                        $146,619,667
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $148,643,942
  Accumulated net realized loss                                     (3,118,609)
  Undistributed net investment income                                  101,604
  Net unrealized appreciation                                          992,730
                                                                  ------------
TOTAL NET ASSETS                                                  $146,619,667
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            7,500,102
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      19.55
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                         $4,909,068
  Expenses allocated from Portfolio                                  (527,040)
                                                                   ----------
      Net investment income allocated from Portfolio                4,382,028

EXPENSES
  Accounting, custody, and transfer agent fees           $ 38,808
  Legal and audit services                                 34,708
  Registration fees                                        33,295
  Trustees' fees and expenses (Note 2)                      2,000
  Insurance expense                                         1,768
  Miscellaneous                                            11,601
                                                         --------
    Total expenses                                        122,180

Deduct:
  Reimbursement of Fund operating expenses (Note 2)      (122,180)
                                                         --------
      Net expenses                                                          0
                                                                   ----------
        Net investment income                                       4,382,028
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                      618,957
    Financial futures contracts                           110,975
                                                         --------
      Net realized gain                                               729,932
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (577,804)
    Financial futures contracts                           144,442
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                                (433,362)
                                                                   ----------
    Net realized and unrealized gain on investments                   296,570
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $4,678,598
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   4,382,028      $   8,525,141
  Net realized gain                                              729,932             56,238
  Change in net unrealized appreciation (depreciation)          (433,362)         1,982,667
                                                           -------------      -------------
  Net increase in net assets from investment operations        4,678,598         10,564,046
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                  (4,545,684)        (8,668,230)
                                                           -------------      -------------
  Total distributions to shareholders                         (4,545,684)        (8,668,230)
                                                           -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           147,542,518        128,357,852
  Value of shares issued to shareholders in payment of
    distributions declared                                     3,926,750          6,841,681
  Cost of shares redeemed                                   (138,921,633)      (187,014,546)
                                                           -------------      -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              12,547,635        (51,815,013)
                                                           -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       12,680,549        (49,919,197)
NET ASSETS
  At beginning of year                                       133,939,118        183,858,315
                                                           -------------      -------------
  At end of year (including undistributed net
    investment income of $101,604 and distributions in
    excess of net investment income of $74,734,
    respectively)                                          $ 146,619,667      $ 133,939,118
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------
                                            2002    2001(A)     2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR        $  19.55  $  19.36  $  19.23  $  19.44  $  19.48
                                          --------  --------  --------  --------  --------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                   0.58      0.95      1.15      1.08      1.13
  Net realized and unrealized gain
    (loss) on investments                     0.03      0.21      0.13     (0.21)    (0.04)
                                          --------  --------  --------  --------  --------
Total from investment operations              0.61      1.16      1.28      0.87      1.09
                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.61)    (0.97)    (1.15)    (1.08)    (1.13)
                                          --------  --------  --------  --------  --------
Total distributions to shareholders          (0.61)    (0.97)    (1.15)    (1.08)    (1.13)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR              $  19.55  $  19.55  $  19.36  $  19.23  $  19.44
                                          ========  ========  ========  ========  ========
TOTAL RETURN+                                 3.14%     6.14%     6.94%     4.61%     5.75%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.36%     0.36%     0.36%     0.35%     0.35%
  Net Investment Income (to average
    daily net assets)*                        2.99%     4.89%     6.07%     5.60%     5.81%
  Net Assets, End of Year (000's
    omitted)                              $146,620  $133,939  $183,858  $301,965  $260,004

-----------------
*    For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)         $  0.56   $  0.94   $  1.15       N/A       N/A
Ratios (to average daily net assets):
  Expenses(2)                                 0.46%     0.41%     0.38%      N/A       N/A
  Net investment income                       2.89%     4.84%     6.05%      N/A       N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Short-Term Asset Reserve Portfolio's allocated expenses for the periods since January 2, 1998.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund invests all of its investable assets in an interest of the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio Trust seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily reimbursed the Fund for $122,180 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2002, aggregated $147,731,049 and $139,693,946, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                      7,582,039             6,602,248
      Shares issued to shareholders in payment of
        distributions declared                                           201,591               351,115
      Shares redeemed                                                 (7,133,587)           (9,599,873)
                                                                 ---------------       ---------------
      Net increase (decrease)                                            650,043            (2,646,510)
                                                                 ===============       ===============

      At December 31, 2002, two shareholders held of record approximately 22% and 14% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS   EXPIRATION
          CARRY OVER       DATE
         ------------  ------------

           $568,968     12/31/2003
            277,757     12/31/2004
            381,998     12/31/2005
             80,787     12/31/2006
            848,377     12/31/2007
            816,280     12/31/2008

      The tax character of distributions paid during 2002 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
          Ordinary income                                           $4,545,684

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                                 $  134,671
      Accumulated loss                                               2,974,167

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                   EXPECTED
                                                   MATURITY                   PAR         VALUE
SECURITY                                   RATE   (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.7%

ASSET BACKED -- 32.9%
Advanta Mortgage Loan Trust 1999-2 A3      6.440%  03/25/2003  05/25/2029  $  291,023  $    291,560
American Express Master Trust 1996-1
  A(a)                                     1.570%  09/19/2003  08/15/2004     750,000       750,333
Americredit Auto Receivable Trust 1999-B
  A4                                       5.960%  06/05/2003  03/12/2006     438,735       444,012
BA Master Credit Card Trust 1998-A A(a)    1.530%  03/21/2003  04/15/2005   1,000,000     1,000,143
BMW Vehicle Owner Trust 2002-A A3          3.800%  12/25/2004  05/25/2006   3,479,000     3,577,809
CIT Group Securitization Corp. 1993-1 A4   6.500%  02/15/2003  06/15/2018      78,090        78,027
Capital One Master Trust 2002-3A A(a)      1.500%  04/19/2005  02/15/2008   3,980,000     3,956,524
Centex Home Equity 2001-B A2               5.350%  07/25/2003  10/25/2022   2,401,916     2,414,087
Chase Manhattan Auto Owner Trust 2001-A
  A3                                       4.550%  04/15/2004  08/15/2005   1,958,860     1,993,780
Chase Manhattan Auto Owner Trust 2002-B
  A3                                       3.580%  12/15/2004  05/15/2006   1,500,000     1,538,088
Citibank Credit Card Issuance Trust
  2002-A5 A5(a)                            1.450%  09/19/2005  09/17/2007   4,080,000     4,078,056
Daimler Chrysler Master Owner Trust
  2002-A A(a)                              1.480%  05/22/2005  05/16/2005   3,950,000     3,950,998
Discover Card Master Trust I 1995-1 A(a)   1.700%  08/20/2004  02/16/2007   1,000,000     1,003,765
First USA Credit Card Master Trust
  1997-2 A(a)                              1.550%  05/21/2004  01/17/2007   2,440,000     2,441,225
Fleet Credit Card Master Trust 1996-A A1   6.000%  04/15/2003  11/15/2005   1,333,333     1,342,794
Ford Credit Auto Owner Trust 2000-F A2     6.560%  04/15/2003  05/15/2004   2,000,000     2,028,980
Ford Credit Auto Owner Trust 2002-A
  A3B(a)                                   1.540%  03/05/2004  01/15/2006   2,400,000     2,401,025
Household Automotive Trust 2000-1 A3       7.300%  02/17/2003  07/19/2004      90,286        90,623
MBNA Credit Card Master Trust 2001-A4
  A(a)                                     1.550%  09/18/2004  02/15/2007   1,770,000     1,772,755
MBNA Master Credit Card Trust 1996-J
  A(a)                                     1.570%  09/19/2003  02/15/2006     160,000       160,080
Nissan Auto Receivable Owner Trust
  2002-A A3                                3.580%  09/15/2004  09/15/2005   3,590,000     3,660,615
People's Bank Credit Card Master Trust
  1998-1 A(a)                              1.560%  03/21/2003  11/15/2005   2,643,000     2,643,266
Residential Asset Securities Corp.
  1998-KS3 AI6(a)                          1.920%  12/03/2004  10/25/2029     672,678       673,975
Residential Asset Securities Corp.
  2000-KS4 AI3                             7.355%  04/25/2003  01/25/2026     156,391       157,224
SLMA Student Loan Trust 2002-4 A2(a)       1.440%  03/24/2005  12/15/2009   3,985,000     3,983,486
The Money Store Home Equity Trust 1998-B
  AF6                                      6.315%  09/15/2004  07/15/2026     820,000       841,113
USAA Auto Owner Trust 2001-1 A3            4.690%  10/15/2003  02/15/2005     936,095       947,814
                                                                                       ------------
Total Asset Backed (Cost $48,214,068)                                                    48,222,157
                                                                                       ------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS -- 1.5%
Permanent Financing PLC 1 3A(a)            1.545%              06/10/2007   1,490,000     1,482,446
Witmer Funding LLC 2002-1A A1(a)           1.620%              01/20/2005     670,000       669,309
                                                                                       ------------
Total Collateralized Mortgage Obligations
 (Cost $2,160,000)                                                                        2,151,755
                                                                                       ------------
CORPORATE -- 40.5%

BANKING -- 11.4%
Bank of America Corp. Senior Notes         5.750%              03/01/2004     640,000       670,671
Bank One Illinois, NA(a)                   1.916%              01/10/2005   1,480,000     1,480,107
First Union Corp.(a)                       1.760%              03/31/2005   1,550,000     1,556,975
FleetBoston Financial Corp. Senior
  Notes(a)                                 1.679%              12/03/2004   3,140,000     3,110,484
National City Corp.                        6.625%              03/01/2004   1,925,000     2,034,555
Northern Trust Co.                         6.650%              11/09/2004     580,000       626,885
US Bancorp Senior Notes                    6.875%              12/01/2004   1,500,000     1,632,915
US Bancorp Senior Notes MTN                6.500%              06/15/2004     520,000       554,981
US Bank NA Senior Notes(a)                 1.610%              06/14/2005     570,000       570,025

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                   EXPECTED
                                                   MATURITY                   PAR         VALUE
SECURITY                                   RATE   (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
Wachovia Corp. Senior Notes(a)             2.195%              08/19/2004  $1,680,000  $  1,689,597
Wells Fargo Financial                      5.450%              05/03/2004   2,650,000     2,779,793
                                                                                       ------------
                                                                                         16,706,988
                                                                                       ------------
BASIC INDUSTRY -- 0.9%
Alcoa, Inc.(a)                             1.700%              12/06/2004   1,150,000     1,150,062
Dominion Resources, Inc.                   6.000%              01/31/2003     170,000       170,237
                                                                                       ------------
                                                                                          1,320,299
                                                                                       ------------
CAPITAL GOODS -- 0.8%
Lockheed Martin Corp.                      6.500%              04/15/2003   1,200,000     1,215,270
                                                                                       ------------
CONSUMER CYCLICAL -- 6.3%
Daimler Chrysler NA Holding(a)             1.650%              08/21/2003     700,000       697,812
Daimler Chrysler NA Holding                7.750%              05/27/2003   1,000,000     1,022,652
Diageo Capital PLC                         6.125%              08/15/2005   2,000,000     2,193,757
Diageo PLC                                 7.125%              09/15/2004     830,000       901,195
Newell Rubbermaid, Inc. MTN(a)             1.620%              03/24/2003   1,200,000     1,200,034
Newell Rubbermaid, Inc. Senior Notes MTN   5.700%              09/22/2003   1,180,000     1,206,278
Viacom, Inc.                               6.750%              01/15/2003   2,000,000     2,003,256
                                                                                       ------------
                                                                                          9,224,984
                                                                                       ------------
CONSUMER NONCYCLICAL -- 1.2%
Coca-Cola Enterprises(a)                   2.080%              04/26/2004   1,770,000     1,770,515
                                                                                       ------------
ENERGY -- 1.4%
Conoco, Inc.(a)                            2.625%              04/15/2003   2,100,000     2,104,200
                                                                                       ------------
FINANCIAL -- 15.9%
Ameritech Capital Funding                  6.300%              10/15/2004     350,000       375,271
Associates Corp. Senior Notes              5.800%              04/20/2004     360,000       378,471
Caterpillar Financial Service Corp.(a)     1.703%              11/04/2004   2,500,000     2,506,000
General Electric Capital Corp.             7.500%              05/15/2005   3,000,000     3,344,983
General Electric Capital Corp. MTN(a)      1.455%              12/15/2004     900,000       897,854
General Electric Capital Corp. MTN(a)      1.535%              03/15/2005     625,000       623,322
Goldman Sachs Group, Inc.                  7.625%              08/17/2005   1,420,000     1,596,667
International Lease Finance Corp.          5.120%              06/01/2005   1,575,000     1,623,494
John Deere Capital Corp. Senior Notes
  MTN(a)                                   1.590%              09/17/2003     750,000       749,449
John Deere Capital Corp. Senior Notes
  MTN(a)                                   2.020%              04/21/2003     750,000       750,168
John Deere Capital Corp. Senior Notes
  MTN(a)                                   2.028%              01/22/2003     550,000       550,094
Merrill Lynch & Co.(a)                     1.720%              05/21/2004   3,190,000     3,190,000
Morgan Stanley Dean Witter Senior
  Notes(a)                                 2.034%              01/31/2006     620,000       619,200
Morgan Stanley Dean Witter Senior
  Notes(a)                                 2.078%              04/22/2004   2,000,000     2,000,000
Morgan Stanley Dean Witter Senior Notes
  MTN(a)                                   1.986%              02/02/2004     325,000       325,259
SLM Holdings Corp.(a)                      1.690%              06/16/2004     710,000       711,207
SLM Holdings Corp. MTN(a)                  1.590%              09/15/2005   1,710,000     1,710,077
Salomon Smith Barney Holdings, Inc.(a)     2.016%              05/04/2004   1,400,000     1,403,220
                                                                                       ------------
                                                                                         23,354,736
                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                   EXPECTED
                                                   MATURITY                   PAR         VALUE
SECURITY                                   RATE   (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------------
PUBLIC UTILITY -- 1.6%
Alabama Power Co. Senior Notes             4.875%              09/01/2004  $  560,000  $    581,965
Carolina Power & Light                     5.875%              01/15/2004   1,750,000     1,808,969
                                                                                       ------------
                                                                                          2,390,934
                                                                                       ------------
TRANSPORTATION -- 1.0%
Illinois Central Railroad Co.              6.750%              05/15/2003   1,475,000     1,496,584
                                                                                       ------------
Total Corporate (Cost $58,927,670)                                                       59,584,510
                                                                                       ------------
YANKEE BONDS -- 1.6%
Amvescap PLC                               6.375%              05/15/2003   1,325,000     1,347,646
Quebec Province MTN(a)                     1.853%              07/02/2004   1,000,000     1,000,500
                                                                                       ------------
Total Yankee Bonds (Cost $2,337,175)                                                      2,348,146
                                                                                       ------------
U.S. GOVERNMENT AGENCY -- 0.0%

PASS THRU SECURITIES -- 0.0%
FHLMC(a)                                   7.105%              02/01/2023      22,727        23,921
                                                                                       ------------
Total U.S. Government Agency
 (Cost $23,469)                                                                              23,921
                                                                                       ------------
U.S. TREASURY OBLIGATIONS -- 18.2%
TREASURY NOTES -- 18.2%
U.S. Treasury Note                         2.875%              06/30/2004  22,625,000    23,125,216
U.S. Treasury Note+                        3.625%              03/31/2004   3,435,000     3,533,756
                                                                                       ------------
                                                                                         26,658,972
                                                                                       ------------
Total U.S. Treasury Obligations
 (Cost $26,477,345)                                                                      26,658,972
                                                                                       ------------
TOTAL BONDS AND NOTES
 (COST $138,139,727)                                                                    138,989,461
                                                                                       ------------

                                                                        PAR
                                                                       VALUE/       VALUE
                                                RATE      MATURITY     SHARES     (NOTE 1A)
                                               ------    ----------  ----------  ------------

SHORT-TERM INVESTMENTS -- 5.2%

CASH EQUIVALENTS -- 0.3%
American Express Centurion Bank Eurodollar
  Time Deposit(b)                               1.380%   01/27/2003      58,802        58,802
Bank of Montreal Eurodollar Time Deposit(b)     1.320%   01/30/2003      41,549        41,549
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(b)                                                    73,502        73,502
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of $79,388,
  collateralized by a corporate obligation
  with a rate of 8.0%, a maturity date of
  02/01/13 and a market value of $80,981.(b)    1.363%   01/02/2003      79,383        79,383

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                       PAR
                                                                      VALUE/       VALUE
SECURITY                                        RATE     MATURITY     SHARES     (NOTE 1A)
-------------------------------------------------------------------------------------------
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $79,388, collateralized
  by corporate obligations with rates ranging
  from 0.00% to 8.88%, maturity dates ranging
  from 05/23/03 to 12/01/36, and a market
  value of $80,970.(b)                          1.353%  01/02/2003  $   79,382  $     79,382
Royal Bank of Scotland Eurodollar Time
  Deposit(b)                                    1.310%  01/17/2003      79,382        79,382
                                                                                ------------
                                                                                     412,000
                                                                                ------------
COMMERCIAL PAPER -- 4.9%
General Electric Capital Corp.=/=               1.830%  01/02/2003     460,000       459,954
National Australia Bank=/=                      1.380%  01/03/2003   1,800,000     1,799,793
UBS Finance=/=                                  1.220%  01/02/2003   4,880,000     4,879,669
                                                                                ------------
                                                                                   7,139,416
                                                                                ------------
REPURCHASE AGREEMENTS -- 0.0%

Tri-party repurchase agreement dated
  12/31/02 with Salomon Smith Barney,
  Inc. and Investors Bank and Trust
  Company, due 01/02/03, with a maturity
  value of $22,250 and an effective
  yield of 0.75%, collateralized by a
  U.S. Government Obligation with a rate
  of 12.75%, a maturity date of 11/15/10
  and an aggregated market value of
  $26,228.                                                                            22,249
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,573,688)                                     7,573,665
                                                                                ------------

TOTAL INVESTMENTS -- 99.9% (COST
 $145,713,415)                                                                  $146,563,126

OTHER ASSETS, LESS LIABILITIES -- 0.1%                                               207,662
                                                                                ------------
NET ASSETS -- 100.0%                                                            $146,770,788
                                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
MTN - Medium Term Notes
SLMA - Student Loan Marketing Association

(a)  Variable Rate Security; rate indicated is as of 12/31/02.
(b)  Represents investments of security lending collateral (Note 6).
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $400,013 (Note 6)) (identified cost,
    $145,713,415)                                                 $146,563,126
  Interest receivable                                                  643,431
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                             812
  Deferred organization costs (Note 1E)                                     10
  Prepaid expenses                                                       3,902
                                                                  ------------
    Total assets                                                   147,211,281

LIABILITIES
  Payable upon return of securities loaned (Note 6)     $412,000
  Accrued accounting and custody fees                     10,977
  Accrued trustees' fees and expenses (Note 2)             5,175
  Accrued expenses and other liabilities                  12,341
                                                         -------
    Total liabilities                                                  440,493
                                                                  ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                      $146,770,788
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $726 (Note 6))                                              $4,909,084

EXPENSES
  Investment advisory fee (Note 2)                       $366,447
  Accounting and custody fees                             124,054
  Legal and audit services                                 28,736
  Trustees' fees and expenses (Note 2)                     17,566
  Insurance expense                                        15,881
  Amortization of organizational expenses (Note 1E)         2,022
                                                         --------
      Total expenses                                      554,706

Deduct:
  Waiver of investment advisory fee (Note 2)              (27,666)
                                                         --------
      Net expenses                                                    527,040
                                                                   ----------
        Net investment income                                       4,382,044
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                      618,958
    Financial futures contracts                           110,975
                                                         --------
      Net realized gain                                               729,933
  Change in unrealized appreciation (depreciation)
    Investment securities                                (577,806)
    Financial futures contracts                           144,442
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                                (433,364)
                                                                   ----------
    Net realized and unrealized gain                                  296,569
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $4,678,613
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   4,382,044      $   8,541,485
  Net realized gain                                              729,933             56,239
  Change in net unrealized appreciation (depreciation)          (433,364)         1,982,669
                                                           -------------      -------------
  Net increase in net assets from investment operations        4,678,613         10,580,393
                                                           -------------      -------------
CAPITAL TRANSACTIONS
  Contributions                                              147,731,049        131,805,540
  Withdrawals                                               (139,693,946)      (188,879,206)
                                                           -------------      -------------
  Net increase (decrease) in net assets from capital
    transactions                                               8,037,103        (57,073,666)
                                                           -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       12,715,716        (46,493,273)

NET ASSETS
  At beginning of year                                       134,055,072        180,548,345
                                                           -------------      -------------
  At end of year                                           $ 146,770,788      $ 134,055,072
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                   JANUARY 2, 1998
                                                 YEAR ENDED DECEMBER 31,          (COMMENCEMENT OF
                                          --------------------------------------   OPERATIONS) TO
                                            2002    2001(A)     2000      1999    DECEMBER 31, 1998
                                          --------  --------  --------  --------  -----------------
TOTAL RETURN+++                               3.14%     6.15%     6.96%     4.64%         5.79%++

RATIOS:
  Expenses (to average daily net
    assets)*                                  0.36%     0.35%     0.34%     0.32%         0.31%+
  Net Investment Income (to average
    daily net assets)*                        2.99%     4.89%     6.07%     5.62%         5.83%+
  Portfolio Turnover                           160%      174%       70%       86%          113%++
  Net Assets, End of Year (000's
    omitted)                              $146,771  $134,055  $180,548  $302,244      $261,738

-----------------
*    For the period indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                    0.38%      N/A       N/A       N/A           N/A
  Net investment income                       2.97%      N/A       N/A       N/A           N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+    Computed on an annualized basis.
++   Not annualized.
+++ Total return for the Portfolio has been calculated based on the total return for the underlying Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 2002 there was one fund, Standish Short Term Asset Reserve Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2002 was approximately 100%.

      The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through January 2003.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Portfolio's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $27,666 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were as follows:

                                                       PURCHASES       SALES
                                                      ------------  ------------

      U.S. Government Securities                      $142,137,264  $128,324,736
                                                      ============  ============
      Investments (non-U.S. Government Securities)    $106,093,613  $ 76,278,875
                                                      ============  ============

(4)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $145,708,449
                                                                    ===========
      Gross unrealized appreciation                                   1,022,704
      Gross unrealized depreciation                                    (168,027)
                                                                    -----------
      Net unrealized appreciation                                   $   854,677
                                                                    ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended December 31, 2002.

      INTEREST RATE FLOORS

      Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

      At December 31, 2002, the Portfolio did not hold any open interest rate floor agreements.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2002, the Portfolio held the following financials futures contracts:

                                                                     UNDERLYING FACE
      CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
      -----------------------------------------------------------------------------------------------
      Euro Bond (65 Contracts)               Long      3/17/2003       $16,035,500       $105,350
      Euro Bond (19 Contracts)               Long      6/16/2003         4,685,163         39,092
                                                                                         --------
                                                                                         $144,442
                                                                                         ========

      At December 31, 2002, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   SECURITIES LENDING:

      The Portfolio may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      At December 31, 2002, the Portfolio loaned securities having a market value of $400,013. The Portfolio received cash collateral of $412,000 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2002, the Portfolio did not have any delayed delivery transactions.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Short-Term Asset Reserve Portfolio:

   In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio: Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX         OTHER
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER       HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH SHORT-TERM FIXED INCOME FUND

                       Financial Statements for Year Ended
                                December 31, 2002

                                    [GRAPHIC]

                    [GRAPHIC] STANDISH FUNDS(R)
                              Mellon Financial Center
                              One Boston Place
                              Boston, MA  02108-4408
                              1.800.221.4795
                              www.standishmellon.com

                      Standish Ayer & Wood Investment Trust

February 28, 2003

Dear Standish Fund Shareholder:

Attached you will find the annual report on your holdings of the Standish funds for the fiscal year ended December 31, 2002.

This has been a year marked by extremes in the investment markets. Most investors prepared for a slow, steady recovery during 2002. However, economic growth proved to be uneven, with the still-fresh stigma of the Enron debacle and the blitz of corporate accounting scandals and rating downgrades putting extreme pressure on the markets. Meanwhile, geopolitical risks including Mideast tensions, the Afghanistan campaign, and imminent military confrontation with Iraq took their toll by adding volatility to an already fragile marketplace. U.S. equity markets sold off with the S&P 500 falling 22.1%, and international markets slumped in parallel, with the MSCI EAFE Index falling 15.9%.

The fragile economic and financial environment translated into yet another year of outperformance by fixed income, marking the third year in a row in which bonds rose while stocks fell -- the first time that has occurred since 1941. The safe haven appeal of Treasuries helped drive down yields dramatically. From its high of 5.4% in late March, the 10-year note fell to 3.57%, a 44-year low, and it finished the year at 3.82%. The sharp decline in yield resulted in an 11.8% total return for the 10-year note.

Treasuries proved to be the best performing sector, while high quality spread sectors like mortgages and agencies performed reasonably well. Investment grade corporate bonds, with a total return of 10.5% (as measured by the Lehman Credit Index) turned in a respectable performance, although the overall performance obscured deep troubles. During the summer and early fall, an ongoing stream of devastating corporate revelations wilted the faith of the credit markets.

Companies such as WorldCom, Tyco and Qwest had their credit ratings slashed from investment grade to junk levels, becoming what market participants call "fallen angels." In fact, $78.1 billion worth of debt fell into this category in 2002, establishing a new record. The high yield corporate sector was hit the hardest, and by the end of the third quarter posted close to a negative 8% return. The fourth quarter brought a measure of relief, sparked mainly by Federal Reserve's generous half-point ease in November. Equity and corporate credit markets responded strongly with rallies.

Within the equity markets, the losses were spread among all styles, capitalizations and sectors. For example, both the Russell 1000 Growth and Russell 1000 Value Indexes recorded double-digit losses, with value stocks holding up somewhat better. Small cap stocks, as measured by the Russell 2000 Index, lost 20.5%, almost matching the decline of the S&P 500. Among Dow Jones industrial groups, technology was the unsurprising leader on the downside, falling 38.8%; consumer noncyclicals held up best, with a decline of 6.3%

Our U.S. economic outlook for 2003 is modestly better, with an expectation of slow, variable growth, and reasonable inflation. Positives include resilient consumer spending, relatively strong housing (except at the high end), the residual benefit of easy monetary policy, additional federal fiscal stimulus, and a gradual recovery in business investment. The fiscal stimulus from President Bush's tax proposals, including elimination of taxation on dividends, could be an economic positive, but there are many political, financial and technical issues surrounding it.

At the same time, the risks to the outlook are numerous. In addition to ever-present geopolitical hazards, there is still great financial leverage in the system, especially consumer debt. This could be a serious problem should rates begin to back up. State and local governments are facing major budget deficits, which are sure to offset some of the federal stimulus. The current account deficit remains a threat, especially if foreign enthusiasm for financing the deficit begins to diminish.

In sum, this is not your typical short sharp business cycle but a period of significant secular changes and structural impediments. We believe that investors' expectations have been properly reduced, along with asset prices and valuations. High single digit returns represent a reasonable expectation for equities going forward. While inflation doesn't appear to pose a major threat to fixed income investments, the relative value of bonds versus equities has declined substantially, with rates near historical lows.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Edward H. Ladd

Edward H. Ladd

                      Standish Ayer & Wood Investment Trust
                      Standish Short-Term Fixed Income Fund
                       Management Discussion and Analysis
                                  December 2002

The uncertain and volatile economic and geopolitical environment that emerged in 2001, continued to have a significant impact on financial markets during 2002. For the third consecutive year, fixed income investments performed well as interest rates moved lower, while the equity markets declined in value. Standish Mellon's disciplined approach to investing, driven by independent fundamental research, enabled the Standish Short Term Fixed Income Fund to achieve strong relative and absolute returns. The Fund generated a total return of 6.31% for the year, which surpassed the Merrill Lynch 1-3 Year Treasury Index return of 5.76%.

The year 2002 began on an optimistic note as much of the economic data in the 1st quarter suggested a period of sustainable economic growth. Although cautious, the Federal Reserve's assessment of the economy grew more upbeat as the quarter progressed and, in March, the Federal Open Market Committee changed their official bias on the balance of risk to the economy from weakness to neutrality. In fact, investors began to contemplate the timing and severity of an eventual tightening of monetary policy. The 2nd quarter brought a complete reversal of sentiment as economic growth slowed, corporate governance and accounting issues were prevalent, global political uncertainty increased, and equity markets began a steep decline. The malaise that developed in the 2nd quarter continued into the 3rd quarter. The Fed acknowledged the deterioration in the economic and market environment during this period and eventually changed their bias back to one of economic weakness at the FOMC meeting in August. After plummeting in early October, the equity markets and the riskier sectors of the fixed income markets finally stabilized. In early November, the Fed provided further support for the improvement in market sentiment with a greater-than-expected 50 basis point decrease in the target overnight Federal Funds rate to 1.25%.

After rising in the 1st quarter, yields across the Treasury yield curve ended the year substantially lower. For the year, yields on 3-month bills fell 53 bp to 1.19% while 2-year notes declined 142 bp in yield to 1.60% as the short-term yield curve flattened. Portfolio duration was maintained relatively close to the benchmark throughout much of the year except for a period in the middle of the year when duration was reduced relative to the benchmark as yields fell. This tactical move had a negative impact on relative performance. The flattening of the yield curve had a positive impact on performance over the course of the year as the Fund held a relatively large investment in securities with longer maturities.

The "spread sectors" of the short-term fixed income market, such as corporate bonds and asset-backed securities, generated mixed performance relative to US Treasuries in 2002. Corporate bonds as a whole underperformed slightly, but there was tremendous dispersion between issuers, maturities, and credit quality. Shorter maturity corporate bonds generally outperformed those with longer maturities. Additionally, while short-term triple-B rated bonds underperformed Treasuries, single-A and higher rated bonds outperformed Treasuries. Asset-backed securities, which are typically very high quality, outperformed Treasuries, with shorter maturities adding the most relative return. Investing in the "spread sectors" is an integral part of our investment strategy in the short-term fixed income markets. We believe the risk-reward tradeoff in these sectors is favorable as the additional yield is typically more than adequate to compensate for the additional price volatility. During 2002, the Fund focused its investments in corporate bonds and asset-backed securities and changes were made between sectors and issuers based on relative valuation and the prospect for maximizing total return. Security selection in corporate bonds and our allocation to asset-backed securities both had a positive impact on relative performance.

We remain committed to our longstanding investment philosophy of focusing on solid fundamental research and risk control to generate strong relative returns. The benefits were apparent in 2002. As always, we appreciate the continued support of our shareholders.

/s/ David Hertan

David Hertan

--------------------------------------------------------------------------------

                     Standish, Ayer & Wood Investment Trust
                      Standish Short-Term Fixed Income Fund

             Comparison of Change in Value of $100,000 Investment in
   Standish Short-Term Fixed Income Fund and the Merrill Lynch 1-3 Year Index

    [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                      Standish
                     Short-Term               Merrill Lynch
                    Fixed Income                1-3 Year
                       Fund                  Treasury Index

                      100000                    100000
                      100350                    100414
                      100950                    101011
                      101550                    101502
                      102411                    102359
                      103372                    103264
                      104200                    104057
                      105075                    104941
                      104612                    104498
                      104458                    104405
                      104562                    104492
                      104771                    104706
                      105558                    105458
                      106036                    105874
                      106354                    106237
                      107362                    107200
                      108763                    108408
                      109679                    109238
                      109542                    109238
                      110035                    109750
                      110364                    110003
                      110251                    109960
                      111141                    110858
                      111976                    111612
                      112699                    112382
                      113997                    113618
                      114110                    113720
                      115071                    114585
                      115873                    115433
                      116103                    115710
                      116834                    116497
                      117830                    117627
                      117947                    117728
                      118476                    118207
                      119070                    118760
                      119784                    119393
                      120439                    120014
                      121040                    120576
                      122122                    122091
                      123205                    123709
                      122597                    124316
                      122779                    124208
                      123359                    124647
                      124042                    125140
                      123670                    124530
                      124914                    125395
                      125482                    125799
                      125419                    125718
                      125738                    126111
                      125866                    126510
                      126122                    126876
                      126889                    127701
                      128091                    128418
                      129016                    129273
                      129676                    130075
                      129274                    130413
                      129743                    130949
                      131224                    132308
                      132246                    133145
                      133131                    134129
                      134631                    135092
                      134908                    135817
                      136361                    137102
                      138033                    138737
                      140220                    140481
                      141066                    141395
                      142270                    142574
                      142270                    142954
                      143273                    143761
                      143770                    144260
                      145369                    145878
                      146314                    146719
                      148058                    149134
                      149015                    150543
                      148721                    150218
                      148605                    150270
                      149428                    150575
                      149952                    151302
                      148981                    150281
                      150497                    151959
                      151557                    152570
                      152620                    153851
                      154078                    155731
                      154998                    156265
                      156231                    157556
                      156464                    157914
                      156309                    157440
                      157977                    158920

--------------------------------------------------------------------------------
                       Average Annual Total Return
                      (for periods ended 12/31/2002)

                                                          Since Inception
      1 Year             3 Year            5 Year           07/01/1995
      ------             ------            ------           ----------

      6.31%              7.30%              6.22%              6.29%
------------------- ----------------- ------------------ ------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2002, Standish Fund Distributors, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

           Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $592,408 (Note 7)) (identified cost,
    $23,133,169)                                                  $23,745,190
  Receivable for Fund shares sold                                         150
  Interest receivable                                                 157,174
  Prepaid expenses                                                      7,351
                                                                  -----------
    Total assets                                                   23,909,865

LIABILITIES
  Payable for investments purchased                     $766,906
  Payable for Fund shares redeemed                        10,497
  Distributions payable                                  241,199
  Payable upon return of securities loaned (Note 7)      603,437
  Accrued accounting, custody and transfer agent fees      6,507
  Accrued trustees' fees and expenses (Note 2)             1,173
  Accrued expenses and other liabilities                  13,521
                                                         -------
    Total liabilities                                               1,643,240
                                                                  -----------
NET ASSETS                                                        $22,266,625
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $21,381,395
  Accumulated net realized gain                                       279,557
  Distributions in excess of net investment income                     (6,348)
  Net unrealized appreciation                                         612,021
                                                                  -----------
TOTAL NET ASSETS                                                  $22,266,625
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           1,111,577
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     20.03
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $658 (Note 7))                                              $1,553,327
                                                                   ----------
EXPENSES
  Investment advisory fee (Note 2)                       $102,869
  Accounting, custody, and transfer agent fees             89,538
  Legal and audit services                                 32,816
  Registration fees                                        17,820
  Insurance expense                                        11,402
  Trustees' fees and expenses (Note 2)                      4,501
  Miscellaneous                                             8,698
                                                         --------
      Total expenses                                      267,644

Deduct:
  Waiver of investment advisory fee (Note 2)             (102,869)
  Reimbursement of Fund operating expenses (Note 2)       (61,906)
                                                         --------
    Total expense deductions                             (164,775)
                                                         --------
      Net expenses                                                    102,869
                                                                   ----------
        Net investment income                                       1,450,458
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                      608,075
                                                         --------
      Net realized gain                                               608,075
  Change in unrealized appreciation (depreciation)
    Investment securities                                 (41,952)
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                                 (41,952)
                                                                   ----------
    Net realized and unrealized gain                                  566,123
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $2,016,581
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  1,450,458       $  2,543,464
  Net realized gain                                             608,075            376,162
  Change in net unrealized appreciation (depreciation)          (41,952)           451,643
                                                           ------------       ------------
  Net increase in net assets from investment operations       2,016,581          3,371,269
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (1,483,785)        (2,584,956)
  From net realized gains on investments                       (107,413)                --
                                                           ------------       ------------
  Total distributions to shareholders                        (1,591,198)        (2,584,956)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            4,222,335          8,334,150
  Value of shares issued to shareholders in payment of
    distributions declared                                      693,884          1,659,563
  Cost of shares redeemed                                   (24,243,994)       (14,842,930)
                                                           ------------       ------------
  Net decrease in net assets from Fund share
    transactions                                            (19,327,775)        (4,849,217)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (18,902,392)        (4,062,904)

NET ASSETS
  At beginning of year                                       41,169,017         45,231,921
                                                           ------------       ------------
  At end of year (including distributions in excess of
    net investment income of $6,348 and $0)                $ 22,266,625       $ 41,169,017
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                          -------------------------------------------
                                           2002    2001(A)   2000     1999     1998
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF YEAR        $ 19.86  $ 19.57  $ 19.36  $ 19.87  $ 19.95
                                          -------  -------  -------  -------  -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                  0.85     1.13     1.28     1.24     1.25
  Net realized and unrealized gain
    (loss) on investments                    0.38     0.34     0.21    (0.53)   (0.16)
                                          -------  -------  -------  -------  -------
Total from investment operations             1.23     1.47     1.49     0.71     1.09
                                          -------  -------  -------  -------  -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (0.96)   (1.18)   (1.28)   (1.22)   (1.17)
  From net realized gain on investments     (0.10)      --       --       --       --
                                          -------  -------  -------  -------  -------
Total distributions to shareholders         (1.06)   (1.18)   (1.28)   (1.22)   (1.17)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR              $ 20.03  $ 19.86  $ 19.57  $ 19.36  $ 19.87
                                          =======  =======  =======  =======  =======
TOTAL RETURN+                                6.31%    7.66%    7.93%    3.67%    5.58%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                 0.30%    0.30%    0.30%    0.30%    0.30%
  Net Investment Income (to average
    daily net assets)*                       4.24%    5.64%    6.66%    6.27%    6.19%
  Portfolio Turnover                          251%     149%     170%     147%     145%
  Net Assets, End of Year (000's
    omitted)                              $22,267  $41,169  $45,232  $38,109  $26,579

-----------------
*    For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(1)        $  0.75  $  1.07  $  1.21  $  1.12  $  1.15
Ratios (to average daily net assets):
  Expenses                                   0.78%    0.60%    0.69%    0.89%    0.81%
  Net investment income                      3.76%    5.34%    6.27%    5.68%    5.68%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR         VALUE
SECURITY                                        RATE       MATURITY      VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
BONDS AND NOTES -- 100.0%

ASSET BACKED -- 22.0%
Advanta Mortgage Loan Trust 1999-2 A3            6.440%   05/25/2029   $   54,047  $    54,148
ANRC Auto Owner Trust 2000-A A4                  7.150%   02/15/2007      200,000      204,436
ARG Funding Corp. 1999-1A A3                     6.020%   05/20/2005      600,000      603,000
Bank One Issuance Trust 2002-A4 A4               2.940%   06/16/2008      550,000      558,365
Capital One Master Trust 1998-4 A                5.430%   01/15/2007      225,000      232,669
Capital One Master Trust 2001-7 A                3.850%   08/15/2007      525,000      536,410
Centex Home Equity 2001-B A2                     5.350%   10/25/2022      720,575      724,226
Daimler Chrysler Auto Trust 2001-A A4            5.400%   03/06/2006      650,000      683,519
Fleet Credit Card Master Trust II 2001-C A       3.860%   03/15/2007      650,000      671,923
Nissan Auto Receivables Owner Trust 2002-C A3    2.600%   08/15/2006      625,000      632,641
                                                                                   -----------
Total Asset Backed (Cost $4,810,367)                                                 4,901,337
                                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
Vendee Mortgage Trust 2001-2 B                   6.750%   11/15/2014      144,024      144,480
                                                                                   -----------
Total Collateralized Mortgage Obligations
 (Cost $147,659)                                                                      144,480
                                                                                   -----------
CORPORATE -- 47.6%

BANKING -- 17.6%
Bank of America Corp.                            7.875%   05/16/2005      387,000      434,858
Bank One Corp.                                   6.500%   02/01/2006      200,000      220,477
Fifth Third Bank                                 6.750%   07/15/2005      500,000      552,460
FleetBoston Financial Corp.                      7.250%   09/15/2005      450,000      498,005
National City Corp.                              7.200%   05/15/2005      500,000      553,096
Northern Trust Co.                               6.650%   11/09/2004      375,000      405,314
US Bancorp Senior Notes                          6.875%   12/01/2004      550,000      598,735
Wachovia Corp.                                   6.550%   10/15/2035      600,000      652,964
                                                                                   -----------
                                                                                     3,915,909
                                                                                   -----------
BASIC INDUSTRY -- 0.7%
Alcoa, Inc. Series B                             6.125%   06/15/2005      150,000      163,294
                                                                                   -----------
CAPITAL GOODS -- 1.5%
Boeing Co.                                       7.875%   02/15/2005      305,000      332,376
                                                                                   -----------
CONSUMER CYCLICAL -- 4.0%
Daimler Chrysler NA Holding                      7.750%   05/27/2003      500,000      511,326
Diageo PLC                                       7.125%   09/15/2004      350,000      380,022
                                                                                   -----------
                                                                                       891,348
                                                                                   -----------
ENERGY -- 1.9%
ConocoPhillips                                   8.500%   05/25/2005      375,000      427,645
                                                                                   -----------
FINANCIAL -- 15.4%
Allstate Corp. Senior Notes                      7.875%   05/01/2005      350,000      392,819
Ameritech Capital Funding                        6.300%   10/15/2004       75,000       80,415
Associates Corp. Senior Notes                    6.000%   07/15/2005      241,000      260,294

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                          PAR         VALUE
SECURITY                                        RATE       MATURITY      VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
General Electric Capital Corp.                   7.500%   05/15/2005   $  775,000  $   864,121
Goldman Sachs Group, Inc.                        7.625%   08/17/2005      300,000      337,324
International Lease Finance Corp.                5.120%   06/01/2005      300,000      309,237
Merrill Lynch & Co.                              5.350%   06/15/2004      550,000      577,764
Morgan Stanley Dean Witter                       7.750%   06/15/2005      550,000      615,988
                                                                                   -----------
                                                                                     3,437,962
                                                                                   -----------
PUBLIC UTILITY -- 4.2%
Alabama Power Co. Senior Notes                   5.490%   11/01/2005      555,000      593,816
Carolina Power & Light                           5.875%   01/15/2004      325,000      335,951
                                                                                   -----------
                                                                                       929,767
                                                                                   -----------
TRANSPORTATION -- 2.3%
Illinois Central Railroad Co.                    6.750%   05/15/2003      500,000      507,317
                                                                                   -----------
Total Corporate (Cost $10,182,145)                                                  10,605,618
                                                                                   -----------
YANKEE BONDS -- 2.2%
British Telecommunications PLC                   7.875%   12/15/2005      150,000      168,992
Carnival Corp.                                   6.150%   10/01/2003      300,000      306,345
                                                                                   -----------
Total Yankee Bonds (Cost $462,109)                                                     475,337
                                                                                   -----------
NON-AGENCY -- 1.3%

PASS THRU SECURITIES -- 1.3%
NationsLink Funding Corp. 1998-2 A1              6.001%   08/20/2030      279,280      300,116
                                                                                   -----------
Total Non-Agency (Cost $280,993)                                                       300,116
                                                                                   -----------
U.S. GOVERNMENT AGENCY -- 3.3%

PASS THRU SECURITIES -- 3.3%
FHLMC Gold                                       5.000%   08/01/2007      246,089      256,214
FHLMC Gold                                       6.000%   07/01/2011      419,357      442,605
Private Export Funding Corp.                     6.860%   04/30/2004       30,000       31,795
                                                                                   -----------
Total U.S. Government Agency (Cost $691,024)                                           730,614
                                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 23.0%

TREASURY NOTES -- 23.0%
U.S. Treasury Note                               2.125%   10/31/2004      145,000      146,597
U.S. Treasury Note                               2.875%   06/30/2004    4,425,000    4,522,832
U.S. Treasury Note                               5.750%   11/15/2005      400,000      442,172
                                                                                   -----------
Total U.S. Treasury Obligations (Cost $5,082,785)                                    5,111,601
                                                                                   -----------
TOTAL BONDS AND NOTES (COST $21,657,082)                                            22,269,103
                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                       PAR VALUE/     VALUE
SECURITY                                        RATE       MATURITY      SHARES     (NOTE 1A)
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.6%

CASH EQUIVALENTS -- 2.7%
American Express Centurion Bank Eurodollar
  Time Deposit(a)                                1.380%   01/27/2003   $   86,124  $    86,124
Bank of Montreal Eurodollar Time Deposit(a)      1.320%   01/30/2003       60,854       60,854
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                                     107,655      107,655
Goldman Sachs Group, Inc. Repurchase
  Agreement with a maturity value of
  $116,277, collateralized by a corporate
  obligation with a rate of 8.0%, a maturity
  date of 02/01/13 and a market value of
  $118,593.(a)                                   1.363%   01/02/2003      116,268      116,268
Merrill Lynch & Co. Repurchase Agreement with
  a maturity value of $116,277,
  collateralized by corporate obligations
  with rates ranging from 0.00% to 8.88%,
  maturity dates ranging from 05/23/03 to
  12/01/36, and a market value of
  $118,593.(a)                                   1.353%   01/02/2003      116,268      116,268
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                     1.310%   01/17/2003      116,268      116,268
                                                                                   -----------
                                                                                       603,437
                                                                                   -----------
COMMERCIAL PAPER -- 3.8%
Shell Finance PLC=/=                             1.210%   01/02/2003      850,000      849,972
                                                                                   -----------
REPURCHASE AGREEMENTS -- 0.1%

Tri-party repurchase agreement
  dated 12/31/02 with Salomon
  Smith Barney, Inc. and Investors
  Bank and Trust Company, due
  01/02/03, with a maturity value
  of $22,679 and an effective
  yield of 0.75%, collateralized
  by a U.S. Government Obligation
  with a rate of 12.75%, a
  maturity date of 11/15/10 and an
  aggregated market value of
  $26,228.

                                                                                        22,678
                                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (COST
 $1,476,087)                                                                         1,476,087
                                                                                   -----------

TOTAL INVESTMENTS -- 106.6% (COST
 $23,133,169)                                                                      $23,745,190
OTHER ASSETS, LESS LIABILITIES -- (6.6%)                                            (1,478,565)
                                                                                   -----------
NET ASSETS -- 100.0%                                                               $22,266,625
                                                                                   ===========

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation

(a) Represents investments of security lending collateral (Note 7). =/= Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Fixed Income Fund (formerly, Standish Controlled Maturity Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, while seeking a relatively high level of current income by investing, under normal circumstances, at least 80% of net assets in fixed income securities of U.S. companies and the U.S. government.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of amortization and/or accretion of premiums and discounts on certain securities and paydown gains and losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expenses and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2002. Pursuant to this agreement, for the year ended December 31, 2002, Standish Mellon voluntarily did not impose $102,869 of its investment advisory fee and reimbursed the Fund for $61,906 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2002 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------

      U.S. Government Securities                        $50,341,673  $52,003,260
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $25,513,547  $38,175,037
                                                        ===========  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               --------------------  --------------------
      Shares sold                                                        210,440               420,232
      Shares issued to shareholders in payment of
        distributions declared                                            34,932                83,470
      Shares redeemed                                                 (1,206,262)             (742,197)
                                                                 ---------------        --------------
      Net decrease                                                      (960,890)             (238,495)
                                                                 ===============        ==============

      At December 31, 2002, one shareholder held of record approximately 84% of the total outstanding shares of the Fund. A significant portion of the Fund's shares are beneficially owned by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion. Investment activity of this shareholder could have a material impact on the Fund.

(5)   FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2002 was as follows:

      Unrealized appreciation                                      $   615,802
      Unrealized depreciation                                           (3,991)
                                                                   -----------
      Net unrealized appreciation/depreciation                         611,811
      Undistributed ordinary income                                    234,445
      Accumulated net realized gain                                    279,963
                                                                   -----------
      Total distributable earnings                                 $ 1,126,219
                                                                   ===========
      Cost for federal income tax purposes                         $23,133,379

      The tax character of distributions paid during 2002 was as follows:

                                                                      AMOUNT
                                                                    ----------

      Distributions paid from:
        Ordinary income                                             $1,242,992
        Long-term capital gain                                         107,007

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund entered into no such transactions during the year ended December 31, 2002.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2002, the Fund did not hold any open futures contracts.

(7)   SECURITIES LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At December 31, 2002, the Fund loaned securities having a market value of $592,408. The Fund received cash collateral of $603,437 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At December 31, 2002, the Fund did not have any delayed delivery transactions.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short Term Fixed Income Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short Term Fixed Income Fund (formerly, Standish Controlled Maturity Fund) (the "Fund"), at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              22          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               22               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         22               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               22               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES


                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            22               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Boston Place                                                      Officer, Standish
Boston, MA 02108                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
-----------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 22               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               22               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           22               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               22               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Boston Place                                                      Professional,
Boston, MA 02108                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           22               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         22               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      2000; Pricing
Boston, MA 02108                                                      Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          22               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60